UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant☒    Filed by a Party other than the Registrant☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ION Networks, Inc.
 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ION NETWORKS, INC.
120 Corporate Boulevard
South Plainfield, NJ 07080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 28, 2007

To the Stockholders of ION Networks, Inc.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Meeting”) of ION Networks, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company at 120 Corporate Boulevard, South Plainfield, New Jersey, on Friday, December 28, 2007 at 10:00 a.m., local time, to consider and act upon the following matters:

1.             To elect four directors to the Company’s Board of Directors, to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

2.             To approve the sale of substantially all of the assets of the Company to Cryptek, Inc (“Cryptek”).

3.             To amend Article FOURTH of the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 750,000,000.

4.             To amend Article FIRST of the Company’s certificate of incorporation to change the name of the Company from ION Networks, Inc. to Balanus, Inc.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.  Management is aware of no other business which will come before the Meeting.

The Board of Directors has fixed the close of business on December 3, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

The Board of Directors believes that the election of the nominees and the proposals being submitted to the stockholders are in the best interest of the Company and its stockholders and urges you to vote in favor of the nominees and these proposals.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

NORMAN E. CORN
Chief Executive Officer
South Plainfield, New Jersey
December 7, 2007

Summary Term Sheet on Proposal Two	i

Proxy Statement	3

Proposal One: Election of Directors	6

Corporate Governance	9

Executive Compensation	12

Equity Compensation Plan Information	15

Security Ownership of Management and Certain Beneficial Owners	17

Certain Relationships and Related Transactions	18

Proposal Two: Approval of the Sale of Assets	19

Proposal Three: The amendment of Article FOURTH of the certificate of incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 750,000,000	29

Proposal Four: The amendment of Article FIRST of the certificate of incorporation to change the name of the Company from ION Networks, Inc. to Balanus, Inc.	31

Independent Auditors	27

Stockholder Proposals	28

Other Matters	28

Appendix A: Asset Purchase Agreement, dated November 19, 2007, by and between Cryptek, Inc. and ION Networks, Inc.

Appendix B:  Proposed Certificate of Amendment to the Certificate of Incorporation of ION Networks, Inc. to amend Article FOURTH to increase the Company’s authorized number of shares of Common Stock from 50,000,000 to 750,000,000.

Appendix C:  Proposed Certificate of Amendment to the Certificate of Incorporation of ION Networks, Inc to amend Article FIRST to change the Company’s name to Balanus, Inc.

SUMMARY TERM SHEET – PROPOSAL NO. 2

The following information summarizes the material terms of our proposed asset sale to Cryptek (the “Asset Sale”). For a complete description of the terms and conditions of the Asset Sale, you are advised to carefully read this entire Proxy Statement and the other documents referred to herein before voting your shares of Common Stock. The actual terms and conditions of the Asset Sale are contained in the Asset Purchase Agreement, which is included as Appendix A to this Proxy Statement (the “Asset Purchase Agreement”).

▪
Ion Networks, Inc. has agreed to sell substantially all of its assets to a privately held Delaware corporation called Cryptek, Inc. We require the approval of our stockholders to consummate this transaction and that approval is being sought by Proposal 2 in this Proxy Statement.  See Proposal No. 2 - “The Parties” on Page 19 herein.

▪
The Company is taking this measure as a result of belief of the Board of Directors that this measure will be in the best interests of its stockholders, and that Ion is not able to attract sufficient capital and other resources to grow and expand its business.  See Proposal No. 2 - “Reasons for the Asset Sale” on Page 23 herein.

▪	The purchase price is $3.2 million, plus the assumption of certain liabilities by Cryptek. See Proposal No. 2 - “The Sale of Assets to Cryptek” on Page 19 herein.

▪
$320,000 of the purchase price will be held in escrow for 12 months to secure certain representations we made about the condition of our intellectual property, certain financial “true ups” and certain other matters.  See Proposal No. 2 - “The Sale of Assets to Cryptek” on Page 19 herein.

▪
We anticipate the net proceeds of the sale to be approximately $1.75 million, after payment of various debts and transaction related expenses and assuming that the escrow proceeds are returned to the Company.  See Proposal No. 2 - “Use of Proceeds” on Page 26 herein.

▪
We will continue to operate after the sale as a public company. We will not be distributing the proceeds of the sale, but rather will retain them and seek to acquire or combine with another company.  See Proposal No. 2 - “The Structure of the Company After the Asset Sale” on Page 24 herein.

▪
All of the Company’s employees are being hired by Cryptek, except for the Chief Executive Officer and Chief Financial Officer. Those executive officers will stay on with the Company for several months until an appropriate combination or acquisition transaction can be identified and consummated.  See Proposal No. 2 - “The Structure of the Company After the Asset Sale” on Page 24 herein.

What Vote Is Required To Approve The Asset Sale?

Approval of the Asset Sale requires the affirmative vote of holders of a majority in voting power of the outstanding shares of our Common Stock. Each share of our Common Stock is entitled to one vote per share.

i

What Constitutes A Majority In Voting Power Of The Shares?

On the Record Date, there were 32,785,565 outstanding shares of Common Stock outstanding. 16,392,783 shares constitute a majority of the voting power of the outstanding shares of our Common Stock.

What Are The Terms Of The Asset Purchase Agreement?

On November 15, 2007, our Board of Directors, acting at a meeting duly called and held, approved the Asset Purchase Agreement, pursuant to which we have agreed to sell, and Cryptek has agreed to purchase, substantially all of the assets of the Company (including our intellectual property rights and all relevant company records and equipment to sustain the business as it currently exists, along with the existing customer maintenance contracts, and certain assets and liabilities as mutually agreed, all as further described in the Asset Purchase Agreement). As consideration for these assets, Cryptek has agreed to pay us $3.2 million, of which $320,000 will be placed in escrow as security against any “true-up payment” and claims against the indemnities relating to intellectual property which the Company has given to Cryptek pursuant to the terms of the Asset Purchase Agreement. This escrow will be terminated after twelve months at which time any amounts remaining will be paid to the Company, less any amounts released to Cryptek due to valid claims asserted against the escrow and less any amounts subject to unresolved claims.

Why Is The Company Selling its Assets?

In 2003, the Company changed management teams in an attempt to stop the downward spiral of declining revenues and increasing losses. While significant progress was made in halting the decline in revenues and reducing the losses, we feel there is limited growth potential based upon the Company’s current lack of resources. We do not believe that we can raise the necessary capital to organically expand our customer base. We believe that by selling the assets and redeploying the proceeds we may be able to increase shareholder value.

What Will Happen To The Company After The Asset Sale?

After completion of the Asset Sale, the Company will use the proceeds, after paying down all debt and transaction related expenses, to seek to identify and to effect a business combination with a private company, which has potential for growth as a public entity.  It is anticipated that the combined corporation will continue to operate as a public company. The Common Stock will continue to be traded during the search period as IONN.OB.  After combining with the selected candidate, the stock symbol may change.

What Factors Were Considered By Management And Our Board of Directors In
Deciding To Sell Substantially All Of The Company's Assets?

Management and our Board of Directors considered a number of factors before deciding to enter into the Asset Purchase Agreement, including, but not limited to, the following:

ii

1.	The inability to grow the Company based upon the limited resources available to the Company;

2.	The inability to secure additional financing on terms and conditions that the management and Board of Directors considered acceptable;

3.	The terms and conditions of the proposed Asset Sale;

4.	Preliminary indications of interest made by other companies for both the assets of the Company or the Company as a whole; and

5.	The belief that the offered purchase price by Cryptek is a fair price for the assets of the Business.

Will Our Stockholders Receive Any Of The Proceeds From The Asset Sale?

No. Cryptek is paying us cash for the assets of the Company.  The proceeds we receive from the Asset Sale will be retained by the Company and used to eliminate outstanding debt and payables, pay professional fees for legal and accounting services, fund the costs of maintaining the public status of the remaining entity and identifying and selecting the best possible business combination candidate. We believe that this will provide the best opportunity to increase shareholder value by redeploying the remaining assets.

How Is Cryptek Financing The Purchase Price For The Asset Sale?

Cryptek has provided documentation to us that the $3.2 million of the purchase price to be paid to us at closing will be funded from Cryptek's current investors buying additional capital stock in Cryptek.

What Rights Do Stockholders Have To Dissent From The Asset Sale?

In connection with Asset Sale, our stockholders do not have dissenters’ rights of appraisal under Delaware law.

What Are The Conditions Of The Asset Sale?

The following list includes what our Board of Directors and Management believe are the material conditions to the Asset Sale, all of which must be satisfied at or prior to the time of the closing, unless waived by the party in whose favor the condition exists. In view of the fact that interpretations of "materiality" can be subjective, the list is qualified by reference to the Asset Purchase Agreement, which is attached as Appendix A to this Proxy. You are urged to carefully read this entire document including the Asset Purchase Agreement.

1.
There are no legal restraints rendering the Asset Purchase Agreement unlawful or preventing the consummation of the transactions contemplated there under and no pending litigation that seeks to prohibit, alter, prevent or materially delay those transactions;

2.	Certain consents and waivers to the consummation of the Asset Sale shall have been obtained;

iii

3.
The Stockholders of the Company entitled to vote in accordance with the Delaware General Corporation Law and the Company’s Certificate of Incorporation shall have approved the Asset Sale and the name change of the Company;

4.	The respective representations and warranties made in the Asset Purchase Agreement by each of the parties to the Asset Purchase Agreement shall be true and correct;

5.	There shall have been no Material Adverse Effect (as defined in the Asset Purchase Agreement) with respect to the Company whether covered by insurance or not;

6.
Each Transferred Employee shall have resigned from, or been terminated by, Administaff (the Professional Employer Organization (PEO) that provides human resources, outsourcing services, through the use of a co-employment relationship with the Company), effective as of the closing;

7.
Certain employees shall have entered into an inventions assignment agreement, in a form satisfactory to Cryptek, sufficient to assign all rights such employees may have in any intellectual property such employees created while employed by the Company;

8.	The Company shall have procured the discharge of certain encumbrances and indebtedness as set forth in the Asset Purchase Agreement; and

9.	The Company shall be in total compliance with all licenses included in the intellectual property licensed by Company and to be sold to Cryptek and provide evidence of such total compliance.

iv

ION NETWORKS, INC.
120 Corporate Boulevard
South Plainfield, New Jersey 07080

PROXY STATEMENT

____________

This proxy statement (the “Proxy Statement”) is furnished to the holders of common stock, par value $.001 per share (“Common Stock”) of ION Networks, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by and on behalf of the Board of Directors (“Board of Directors” or the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, December 28, 2007 (the “Meeting”), at 10:00 a.m., local time, at 120 Corporate Boulevard, South Plainfield, New Jersey 07080 and at any adjournment or postponement thereof.

This proxy solicitation is being made by the Board of Directors. The cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company.  We will not specially compensate those persons for such solicitation activities. We may retain a proxy-soliciting firm to assist us in soliciting proxies. If so, we would pay the proxy-soliciting firm a fee and reimburse it for certain out-of-pocket expenses. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of Common Stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about December 7, 2007.

A form of proxy is enclosed for use at the Meeting.  When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon.  If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted as the Board recommends, that is, “FOR” the election of the nominees for director named in this Proxy Statement, “FOR” the approval of the sale of substantially all of the assets of the Company to Cryptek, Inc., “FOR” the amendment of Article FOURTH of the Company’ certificate of incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 750,000,000, “FOR” the amendment of  Article FIRST of the Company’s certificate of incorporation to change the name of the Company from ION Networks, Inc. to Balanus, Inc., and in connection with the conduct of other business, if properly raised, in accordance with the judgment of the person or persons voting the proxy.  If, for any reason, any of the nominees for director are unable or unavailable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board.

If any other matters are properly presented at the Meeting for consideration, such as consideration of a motion to adjourn the Meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the Stockholder delivering the proxy would be entitled to vote. At the date of this Proxy Statement, we do not anticipate that any other matters will be raised at the Meeting.

It is important that your shares are represented at the Meeting, and, therefore, all stockholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope.

Any stockholder giving a proxy has the right to attend and vote at the Meeting in person. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card. You may revoke your proxy and change your vote by submitting a valid, later-dated proxy card or by giving written notice of such revocation to the Chief Financial Officer of the Company prior to or at the Meeting or by voting in person at the Meeting.  Your attendance at the Meeting itself will not revoke your proxy unless you give written notice of revocation to the Chief Financial Officer before your proxy is voted or you vote in person at the Meeting.  If your shares are held in “street name”, you should contact your bank, brokerage firm or other nominee and follow its procedures for changing your voting instructions. You may also vote in person at the Meeting if you obtain a legal proxy from the record holder.

Outstanding Voting Securities, Quorum and Voting Requirements

The close of business on December 3, 2007 has been fixed by the Board of Directors as the record date (previously defined as the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.  As of the Record Date, there were 32,785,565 outstanding shares of Common Stock.  Each share of Common Stock that is outstanding on the Record Date is entitled to one vote on each matter to come before the Meeting.  In addition, as of the Record Date, there were 155,557 outstanding shares of the Series A Preferred Stock, par value $.001 per share (“Series A Preferred Stock”), of the Company.  Each share of Preferred Stock is convertible into ten shares of Common Stock. The shares of Series A Preferred Stock do not have voting rights and do not vote on an as converted basis with the Common Stock, except that, under the provisions of the Certificate of Designations which sets forth the terms of such shares, the prior consent of the holders of a majority of the outstanding shares of Series A Preferred Stock were required to approve Proposal No. 3.  Such Proposal No. 3 has been approved by the holders of the Series A Preferred prior to the mailing of this Proxy Statement.

The holders of a majority of the shares of Common Stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournment or postponement thereof.  Votes withheld in the election of directors, and abstentions and broker non-votes with respect to any other proposal, will be deemed as present for purposes of determining a quorum at the Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

Voting requirements for each proposal are discussed below and amplified in the sections dealing with each proposal.

Required Vote

Proposal No. 1: To elect four directors to the Board of Directors, to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.  The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a director. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as director.

Proposal No. 2: To approve the sale of substantially all of the assets of the Company to Cryptek, Inc.  The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve this proposal. An abstention or broker non-vote will have the effect of a vote against this proposal.

Proposal No. 3: To amend Article FOURTH of the certificate of incorporation of the Company to increase the number of authorized shares of Common Stock from 50,000,000 to 750,000,000.  The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve this proposal. An abstention or broker non-vote will have the effect of a vote against this proposal.  A required affirmative vote by a majority of the holders of the Series A Preferred Stock for the increase in the number of authorized shares of Common Stock has already been obtained.

2

Proposal No. 4: To amend Article FIRST of the certificate of incorporation of the Company to change the name of the Company from ION Networks, Inc. to Balanus, Inc.  The affirmative vote of a majority of outstanding shares of Common Stock is required to approve this proposal. An abstention or broker non-vote will have the effect of a vote against this proposal.

Election inspectors appointed for the Meeting will tabulate the votes cast by proxy or in person at the meeting. The election inspectors will determine whether or not a quorum is present, as well as any other matter relating to the tabulation of votes.

Multiple Copies of Annual Report and Proxy Statement

When more than one holder of Common Stock shares the same address, we may deliver only one annual report and one Proxy Statement to that address unless we have received contrary instructions from one or more of those stockholders. Similarly, brokers and other intermediaries holding shares of Common Stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one Proxy Statement to that address if they have received consent from the beneficial owners of the stock.

We will deliver promptly upon written or oral request a separate copy of the annual report and one Proxy Statement to any stockholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and Proxy Statement, you may call or write Patrick E. Delaney, Chief Financial Officer, ION Networks, Inc., at 120 Corporate Boulevard, South Plainfield, New Jersey 07080, telephone (908) 546-3900.

You may also contact the Company’s Chief Executive Officer at the address or telephone number above if you are a stockholder of record of the Company and you wish to receive a separate annual report and Proxy Statement in the future, or if you are currently receiving multiple copies of our annual report and Proxy Statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and Proxy Statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

---------------------------------

The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and the Company’s Quarterly Report on Form 10Q-SB for the fiscal quarter ended September 30, 2007 (which are not part of the proxy soliciting material), which contains financial data and other information about the Company, is enclosed herewith.

3

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, the stockholders will elect four directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.  Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received “FOR” the election of Messrs. Stephen M. Deixler, Frank S. Russo, Philip Levine and Norman E. Corn (the “Nominees”) to serve as directors upon their nomination at the Meeting.  The Company’s bylaws provide that the number of directors consist of one or more, such number of directors to be fixed by the Board from time to time.  The total number of directors of the Company is currently fixed at four. At the Meeting, four nominees will stand for election.  Proxies cannot be voted for more than four nominees for director.  Each of the Nominees has consented to serve as a director if elected.  Each of the Nominees currently serves as a director of the Company.  In the event that any of the Nominees for director should become unavailable for election to the Board of Directors for any reason, the persons named in the proxies will have discretionary authority to vote the proxies for one or more substitute nominees who will be designated by the existing Board or the size of the Board may be reduced.  The Board believes that the named nominees are available and, if elected, will be able to serve. Unless authority to vote for any director is withheld in a proxy, each proxy will be voted “FOR” each of the Nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth (i) the names and ages of the nominees for election as director, (ii) the other positions and offices presently held by such persons with the Company, if any, and (iii) the date upon which such persons began their service on the Board.

NOMINEES FOR ELECTION AT 2007 ANNUAL MEETING

Name and Position with the Company, if any	Age	Director Since

Stephen M. Deixler, Chairman of the Board	72	May 1982

Norman E. Corn, Chief Executive Officer and Director	61	November 2005

Frank S. Russo, Director	64	November 2000

Philip Levine, Director	60	June 2006

4

Set forth below is the name of, and certain biographical information regarding, the directors of the Company.

STEPHEN M. DEIXLER has been Chairman of the Board of Directors since May 1982 and served as Chief Executive Officer of the Company from April 1996 to May 1997. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993. During the period from March 2003 to September 2003, Mr. Deixler served as the interim Chief Financial Officer of the Company. He also serves as Chairman of the Board of Trilogy Leasing Co., LLC and President of Resource Planning Inc. Mr. Deixler was the Chairman of Princeton Credit Corporation until April 1995.

NORMAN E. CORN has served as Chief Executive Officer of the Company since August 15, 2003. Prior to joining the Company, from 2000 until 2003, Mr. Corn was Executive Vice President of Liquent, Inc., a Pennsylvania-based software company that provides electronic publishing solutions, focused on the life sciences industry. Mr. Corn has also served from 1994 to 2000 as Chief Executive Officer of TCG Software, Inc., an offshore software services organization providing custom development to large corporate enterprises in the US.  Mr. Corn has led other companies, including Axiom Systems Group, The Cobre Group, Inc., The Office Works, Inc. and Longview Results, Inc.  He spent the early part of his career in sales, marketing and executive positions with AT&T Corporation and IBM Corporation.

FRANK S. RUSSO has served as a director of the Company since November 2000. Mr. Russo was with AT&T Corporation (AT&T) from September 1980 to September 2000 lastly serving as its Corporate Strategy and Business Development Vice President. While at AT&T, Mr. Russo held a number of other management positions including that of General Manager, Network Management Services, from which he helped architect and launch AT&T's entry into the global network outsourcing and professional services business. Mr. Russo retired from AT&T in 2000. Prior to joining AT&T, Mr. Russo was employed by IBM Corporation in a variety of system engineering, sales and sales management positions. Mr. Russo served on the Board of Directors of Oak Industries, Inc., a manufacturer of highly engineered components, from January 1999 to February 2000, and currently serves on the Board of Directors of Retail Solutions, a private e-commerce company headquartered in Waltham, Massachusetts.

PHILIP LEVINE has served as a director of the Company since June 30, 2006.  He has served as Chief Financial Officer and General Counsel of Teldata, which later became Control Point Solutions. Prior positions included Vice President with the American Arbitration Association and the Chief Financial Officer, Treasurer, and Corporate Secretary of both Computron Software and Numerax. Mr. Levine is a certified public accountant and attorney and teaches accounting courses at Berkeley College. He has been an Arbitrator with the National Association of Securities Dealers for over 25 years. He received his JD from Rutgers Law School, his MBA from Baruch Graduate School of the City University of New York, and a BS from Brooklyn College, also CUNY.

5

Executive Officers

Set forth below is the name of, and certain biographical information regarding, the executive officers of the Company who do not serve as directors of the Company.

Name	Age	Position Held with the Company

Patrick E. Delaney	54	Chief Financial Officer

William Whitney	52	Chief Technology Officer and Vice President of Research and Development

Henry A. Hill	48	Chief Operating Officer

PATRICK E. DELANEY has served as Chief Financial Officer of the Company since September 15, 2003. Prior to joining the Company, from 2000 until 2003, Mr. Delaney was the President of Taracon, Inc. a privately owned independent consulting firm that provides management consulting for early and mid-stage technology and financial services companies. Mr. Delaney also served as Chief Financial Officer for two publicly traded telecommunications providers, Pointe Communications Corporation from 1993 to 2000 and Advanced Telecommunications Corporation from 1986 to 1993. Mr. Delaney has held executive positions with other companies including RealCom Communications, Argo Communications and ACF Industries.

WILLIAM WHITNEY has served as Vice President of Research and Development of the Company since March 2002 and Chief Technology Officer of the Company since October 1, 2002.  Prior to joining the Company, from April 2000 to February 2002, Mr. Whitney served as the Vice President of Development and Chief Technology Officer for Outercurve Technologies, a provider of wireless application development and deployment solutions.  Previously, from May 1998 to March 2002, Mr. Whitney served as President of CTO Systems.

HENRY A. HILL has served as Chief Operating Officer since August 2006 and prior to that as Senior Vice President of Technical Services since August 31, 2004. Prior to joining ION, from 2002 to 2004 Mr.. Hill was Vice President of Client Services and Operations at Fast Track Systems, Inc., a Pennsylvania-based global provider of protocol design and clinical trial software for the pharmaceutical industry. Mr.. Hill served as Chief Operating Officer at both Liquent, Inc., a software company that provides electronic publishing solutions and TCG Software, Inc., an offshore software services organization providing custom development to large corporate enterprises in the US. Mr.. Hill has also held client services, operations, and technology management positions with global organizations including Accenture and Sea-Land Service.

Required Vote

Directors are elected by a plurality of the votes of the shares present by in person or represented by proxy at the Meeting and entitled to vote on the election of directors.  Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting, but will not be counted in favor of the election of any person as a director.  Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this Proxy Statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting.  In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

6

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED IN THE PROXY STATEMENT.

CORPORATE GOVERNANCE

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices. The Company’s corporate governance practices are regularly reviewed and evaluated by the Board of Directors. This review includes comparing the Board’s current governance policies and practices with those suggested by authorities active in corporate governance as well as the practices of other public companies. Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.

Board Independence and Composition

The Board of Directors has determined that Stephen M. Deixler, Frank S. Russo and Philip Levine, constituting a majority of the directors and all current members of the audit committee, are “independent” within the meaning of Nasdaq Rule 4200(a)(15), and that the members of the audit committee are also “independent” for purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Company has further determined that all of the members of the compensation committee and nominating committee are independent within the meaning of Nasdaq Rule 4200(a)(15).

In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning the director’s independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company.

Board Meetings and Committees

During the Company’s fiscal year ended December 31, 2006, there were seven meetings of the Board of Directors.  Each member of the Board of Directors (other than Mr. Levine during the part of fiscal year 2006 during which he was not a director) attended all of the meetings of the Board of Directors and committees on which each director served during fiscal year 2006.  The Board of Directors has a separate Audit Committee, Nominating Committee and Compensation Committee.

The Board does not have a policy regarding attendance by its members at annual meetings of stockholders.  The 2006 annual meeting of stockholders was attended by Messrs. Deixler, Russo, Levine and Corn, all of whom are current members of the Board.

Audit Committee

The Company’s Audit Committee currently consists of Messrs. Stephen M. Deixler, Frank S. Russo and Philip Levine. The Board of Directors has determined, based on information provided to it by Mr. Levine, that Mr. Levine qualifies as a “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-B.

The function of the Audit Committee is to review and advise the Board with respect to matters concerning the financial condition and operations of the Company, to select independent auditors, to determine the scope of their engagement and their compensation, to review the effectiveness of the Company’s internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee adopted by the Board.  The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption “Audit Committee Report” below. During the fiscal year ended December 31, 2006, the Audit Committee held five meetings.

7

Nominating Committee and Compensation Committee

At a meeting on November 8, 2006, the Board of Directors established a separate Nominating Committee and Compensation Committee.  As of the present time, neither the Nominating Committee nor the Compensation Committee has adopted a formal committee charter.  The members of each of the Nominating Committee and the Compensation Committee are Messrs Deixler, Russo and Levine. Mr. Russo was elected as chairperson of the Nominating Committee and Mr. Deixler was elected as chairperson of the Compensation Committee.  Stephen M. Deixler, Frank S. Russo, and Philip Levine, each of whom has been determined by the Board to be “independent” within the meaning of the Nasdaq independence standards, participate in the consideration of director nominees. Norman E. Corn is not “independent” pursuant to the Nasdaq independence standards but does participate, although not as a member of the Nominating Committee, in the nominating process.

The Nominating Committee seeks to identify appropriate board candidates, and recommends nominees to the Board.  The Board nominates current members of the Board of Directors and it will consider nominees recommended by stockholders.  Stockholders may forward the name, address and biographical information of a potential nominee to: c/o ION Networks, Inc., 120 Corporate Boulevard, South Plainfield, NJ 07080, Attn: Patrick Delaney.  A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors.  The Board of Directors will evaluate a potential nominee by personal interview, and/or any other method the Board deems appropriate, which may, but need not, include a questionnaire.

The Compensation Committee reviews, establishes and approves salary and benefit levels for officers, equity compensation plans for employees, and directors’ compensation.  The Compensation Committee’s decisions on salary and benefits for officers and equity compensation plans for employees are based in part on recommendations by the Company’s management to the Compensation Committee.  The Compensation Committee considers the recommendations in light of the factors stated below.  Due to the Company’s lack of resources, the Compensation Committee does not employ compensation consultants but rather the Compensation Committee makes decisions based on its members’ business experience, independent research and the financial position of the Company.  The Board evaluates the Compensation Committee’s recommendations and makes the final decisions on employee, officer and director compensation.

Audit Committee Report

The Audit Committee reviewed and discussed with management of the Company and with Marcum & Kliegman, LLP, the independent auditors of the Company, the audited financial statements of the Company as of December 31, 2006 (the “Audited Financial Statements”). In addition, the Audit Committee discussed with Marcum & Kliegman, LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

The Audit Committee also received and reviewed the written disclosures and the letter from the Marcum & Kliegman, LLP required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

8

Management is responsible for the Company’s internal controls and the financial reporting process. Marcum & Kliegman, LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereupon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company’s Board of Directors the inclusion of the Company’s Audited Financial Statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

Audit Committee

Philip Levine, Chairman
Stephen M. Deixler
Frank S. Russo

Stockholder Communications

Stockholders may communicate directly with the Board of Directors by sending communications to the Board of Directors, c/o of ION Networks, Inc., 120 Corporate Boulevard, South Plainfield, New Jersey 07080.

Code of Ethics

The Company has a Code of Ethics in place for all of its employees.  A copy of the Company’s Code of Ethics will be provided free of charge, upon written request to the Company at 120 Corporate Blvd., South Plainfield, New Jersey 07080.

9

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned, whether paid or deferred, by the Company's Chief Executive Officer and its other three most highly compensated executive officers during the year ended December 31, 2006 (the "Named Executive Officers") for services rendered in all capacities to the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)

Norman E. Corn, Chief Executive Officer	2006 2005	235,000 235,800 (5)	42,000 30,000	3,286	17,881 (1) 9,296 (6,7)	298,167
Patrick E. Delaney, Chief Financial Officer	2006 2005	200,000 210,000 (5)	13,000 27,500	3,286	7,200 (2) 4,500 (6)	223,486
William Whitney, Vice President and Chief Technology Officer	2006 2005	155,000 155,000	9,500 12,500	26,195	-	190,695
Henry A. Hill, Chief Operating Officer	2006 2005	154,167 150,000	9,500 12,500	3,286	7,200 (3)	174,153

(1) Includes $10,800 in auto allowance and premiums on life insurance and disability insurance paid by the Company.
(2) Includes $2,700 in auto allowance and premiums on medical benefits paid by the Company.
(3) Consists of auto allowance.
(4) The amounts in the “Option Awards” column reflect the dollar amounts recognized as compensation expense for financial statement reporting purposes for stock options for the fiscal year ended December 31, 2006 in accordance with SFAS123(R). The assumptions we used to calculate these amounts are discussed in Note 2 to our consolidated financial statements included in this Form 10-KSB for the year ended December 31, 2006.
(5) Includes $10,800 in auto allowance.
(6) Includes $4,500 in Medical reimbursement.
(7) Includes $4,796 in Life Insurance reimbursement.

Employment Contracts, Termination of Employment and Change of Control Arrangements

The Company entered into an employment agreement with Norman E. Corn, dated August 15, 2003 and amended on November 10, 2004. Pursuant to the employment agreement, Mr. Corn is employed as Chief Executive Officer of the Company.  Mr. Corn receives a base salary at an annualized rate of $235,000.  In addition, he receives a monthly car allowance of $900, plus reimbursement for additional life and disability insurances. On January 28, 2004, the Company awarded Mr. Corn options to purchase 1,550,000 shares of Common Stock, consisting of incentive stock options to purchase 800,000 shares of Common Stock, exercisable at $0.115 per share and non-incentive stock options to purchase 750,000 shares of Common Stock, exercisable at $0.06 per share.  These options vested immediately. On January 28, 2006, the Company awarded Mr. Corn options to purchase 250,000 shares of Common Stock, exercisable at $0.18 per share. These options vest ratably over a three year period. In the event of certain change of control or other fundamental transactions (as set forth in the 2006 Plan (defined in the section entitled "Equity Compensation Plan Information")), these options will immediately vest.  Upon the closing of the Asset Sale, these options will immediately vest.  If the Company terminates Mr. Corn’s employment, a severance payment of $352,500 is required by the employment agreement.  Mr. Corn’s agreement has no fixed term and is terminable at will by either party.

10

The Company entered into an employment agreement with Patrick E. Delaney, dated September 15, 2003. Pursuant to the employment agreement, Mr. Delaney is employed as Chief Financial Officer of the Company.  Mr. Delaney receives a base salary at an annualized rate of $200,000.  In addition, during 2006, he received reimbursement for additional life and disability insurances. On January 28, 2004, the Company awarded Mr. Delaney options to purchase 1,050,000 shares of Common Stock consisting of incentive stock options to purchase 800,000 shares of Common Stock, exercisable at $0.115 per share, and non-incentive stock options to purchase 250,000 shares of Common Stock, exercisable at $0.045 per share.  These options vested immediately. On January 28, 2006, the Company awarded Mr. Delaney options to purchase 250,000 shares of Common Stock, exercisable at $0.18. These options vest ratably over a three year period. In the event of certain change of control or other fundamental transactions (as set forth in the 2006 Plan (defined in the section entitled "Equity Compensation Plan Information")), these options will immediately vest.  Upon the closing of the Asset Sale, these options will immediately vest. If the Company terminates Mr. Delaney’s employment, a severance payment of $300,000 is required by the employment agreement.  Mr. Delaney’s agreement has no fixed term and is terminable at will by either party.

The Company entered into an employment agreement with William Whitney dated March 11, 2002.  Mr. Whitney receives a base salary at an annual rate of $155,000.  Pursuant to the agreement, Mr. Whitney was granted stock options to purchase 100,000 shares of Common Stock at a price of $0.70 per share.  These options vest as follows: 34,000 vested on March 11, 2003, and 8,250 vest at the end of each three month period, commencing with the period ending June 11, 2003, and ending with the period ending March 11, 2005. On January 28, 2006, the Company awarded Mr. Whitney options to purchase 250,000 shares of Common Stock, exercisable at $0.18. These options vest ratably over a three year period.  In the event of certain change of control or other fundamental transactions (as set forth in the 2006 Plan (defined in the section entitled "Equity Compensation Plan Information")), these options will immediately vest.  Upon the closing of the Asset Sale, these options will immediately vest. If the Company terminates Mr. Whitney’s employment, it is obligated to make a severance payment equal to six months of his then current annual salary. The payment will be made in connection with the Asset Sale, as Mr. Whitney is being terminated by the Company before rehire by Cryptek.

The Company entered into an employment agreement with Henry A. Hill dated August 31, 2004, which has no specific stated termination date. Pursuant to the agreement, Mr. Hill receives a base salary of $160,000 per year. Effective January 1, 2006 Mr. Hill receives a monthly car allowance of $600. Pursuant to the agreement, Mr. Hill was granted incentive stock options to purchase 500,000 shares of Common Stock at $0.16 per share.  These options vested as follows: 170,000 on August 30, 2005 and 41,250 at the end of each three month period thereafter, with the last options vesting on August 30, 2007. On January 28, 2006, the Company awarded Mr. Hill options to purchase 250,000 shares of Common Stock, exercisable at $0.18. These options vest ratably over a three year period In the event of certain change of control or other fundamental transactions (as set forth in the 2006 Plan (defined in the section entitled "Equity Compensation Plan Information")), these options will immediately vest.  Upon the closing of the Asset Sale, these options will immediately vest.  If the Company terminates Mr. Hill’s employment, it is obligated to make a severance payment equal to six months of his then current annual salary. The payment will be made in connection with the Asset sale, as Mr. Hill is being terminated by the Company before rehire by Cryptek.

11

Option Grants for Year Ended December 31, 2006

During the fiscal year ended December 31, 2006, the Company granted 250,000 stock options to each of the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number and value of options held by each of the Named Executive Officers on December 31, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) UnExercisable	Option Exercise Price ($)	Option Expiration Date(2)
Norman E. Corn	800,000		0.115	1/29/09
Norman E. Corn	750,000		0.060	1/29/09
Norman E. Corn (1)		250,000	0.180	1/23/11
Patrick E. Delaney	800,000		0.115	1/29/09
Patrick E. Delaney (1)		250,000	0.180	1/23/11
William H. Whitney	100,000		0.070	3/11/07
William H. Whitney (1)	183,500	16,500	0.115	1/29/12
William H. Whitney (1)	134,000	66,000	0.350	11/2/12
William H. Whitney (1)		250,000	0.180	1/23/11
Henry A. Hill (1)	376,250	123,750	0.160	8/31/12
Henry A. Hill (1)		250,000	0.180	1/23/11

(1) All options vest as follows: 34% of the total number of shares subject to each option vest and become exercisable 12 months from date of grant, and options to purchase the remaining 66% of the number of shares subject to each option vest and become exercisable in 8 equal installments of 8.25% of the number of shares subject to each option, at the end of every three month period following the 12 month anniversary of the grant date.

(2) All options have a 5 year life.

Directors Compensation

 The following table shows director compensation earned for the year ended December 31, 2006.

Name	Option Awards($)(5)	Total ($)

Stephen M. Deixler (1)	3,649	3,649
Frank S Russo (2)	3,649	3,649
Philip Levine (3)	5,959	5,959
Harry Immerman (4)	1,637	1,637

_____________
(1) Mr. Deixler has 118,500 options outstanding as of December 31, 2006.
(2) Mr. Russo has 90,500 options outstanding as of December 31, 2006.

12

(3) Mr. Levine has 73,000 options outstanding as of December 31, 2006.
(4) Mr. Immerman has no options outstanding as of December 31, 2006.
(5) The amounts in the “Option Awards” column reflect the dollar amounts recognized as compensation expense for financial statement reporting purposes for stock options for the fiscal year ended December 31, 2006 in accordance with SFAS123(R). The assumptions we used to calculate these amounts are discussed in Note 2 to our consolidated financial statements included in this Form 10-KSB for the year ended December 31, 2006.

Narrative Disclosure to Director Compensation
Each director who is not also an employee annual receives, upon election or re-election to the Board, a grant of fully vested options to purchase 10,000 shares of Common Stock.  In addition, each such director receives a grant of fully vested options to purchase 1,500 shares of Common Stock for each Board meeting attended and a grant of fully vested options to purchase 1,500 shares of Common Stock for each Board committee on which such director serves. Options are granted at exercise prices per share equal to the fair market value of Common Stock on the date of the grant.  In addition, we reimburse all such Directors who travel more than fifty miles to a meeting of the Board of Directors for all reasonable travel expenses.

13

Equity Compensation Plan Information

Equity Compensation Plan Information
As of December 31, 2006

			(c)
			Number of securities
	(a)	(b)	remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
	warrants, and rights	warrants, and rights	reflected in column (a))

Plan Category

Equity compensation plans approved by	6,044,856	0.27	2,980,144
security holders(1)

Equity compensation plans not approved	1,426,087	0.11	-
by security holders/(2)/

Total	7,470,943	0.24	2,980,144

(1)	Shareholder Approved Plans

On January 23, 2006, the Company adopted its 2006 Stock Option Plan (the "2006 Plan"). The aggregate number of shares of Common Stock for which options may be granted under the 2006 Plan is 4,000,000. The maximum number of options which may be granted to an employee during any calendar year under the 2006 Plan is 300,000. The term of these non-transferable stock options may not exceed ten years. The exercise price of these stock options may not be less than 100% (110% if the person granted such options owns more than ten percent of the outstanding Common Stock) of the fair value of one share of Common Stock on the date of grant. On January 23, 2006, the Company granted 1,335,000 shares under the 2006 Plan, subject to shareholder approval. On November 8, 2006 the shareholders approved the 2006 Plan. As of December 31, 2006, 1,174,500 options were outstanding under the 2006 Plan, of which 64,500 were exercisable.

In November 2000, the Company adopted its 2000 Stock Option Plan (the "2000 Plan"). The aggregate number of shares of Common Stock for which options may be granted under the 2000 Plan is 3,000,000. The maximum number of options which may be granted to an employee during any calendar year under the 2000 Plan is 400,000. The term of these non-transferable stock options may not exceed ten years. The exercise price of these stock options may not be less than 100% (110% if the person granted such options owns more than ten percent of the outstanding Common Stock) of the fair value of one share of Common Stock on the date of grant. During 2005 and 2004, the Company granted options to purchase 170,000 and 0 shares, respectively, under the 2000 Plan. As of December 31, 2006, 2,385,125 options were outstanding under the 2000 Plan, of which 2,166,200 options were exercisable.

In June 1998, the Company adopted its 1998 Stock Option Plan (the "1998 Plan"). The aggregate number of shares of Common Stock for which options may be granted under the 1998 Plan is 3,000,000. The maximum number of options which may be granted to an employee during any calendar year under the 1998 Plan is 400,000. The term of these non-transferable stock options may not exceed ten years. The exercise price of these stock options may not be less than 100% (110% if the person granted such options owns more than ten percent of the outstanding Common Stock) of the fair value of one share of Common Stock on the date of grant. During 2005 and 2004, the Company granted options to purchase 62,500 and 0 shares, respectively, under the 1998 Plan. As of December 31, 2005, 1,378,831 options were outstanding under the 1998 Plan, of which 1,033,000 options were exercisable. On January 23, 2006, the Company granted 1,335,000 shares under the 1998 Plan. As of December 31, 2006, 2,460,231 options were outstanding under the 1998 Plan, of which 1,176,831 options were exercisable.

In August 1994, the Company adopted its 1994 Stock Option Plan (the "1994 Plan"). The aggregate number of shares of Common Stock for which options may be granted under the 1994 Plan, as amended, is 1,250,000. The term of these non-transferable stock options may not exceed ten years. The exercise price of these stock options may not be less than 100% (110% if the person granted such options owns more than ten percent of the outstanding Common Stock) of the fair market value of one Common Stock on the date of grant. During 2005 and 2004, there were no option grants provided under the 1994 Plan. As of December 31, 2006, 25,000 options were outstanding and exercisable under the 1994 Plan.

14

During the years ended 2006 and 2005, there were no options granted under the Company's Time Accelerated Restricted Stock Award Plan ("TARSAP"). The options vest after seven years; however, under the TARSAP, the vesting is accelerated to the last day of the fiscal year in which the options were granted if the Company meets certain predetermined sales targets. The Company did not meet the targets for 2001 and, as such, all options granted under the TARSAP in 2001 will vest seven years from the original date of grant.

(2)	Non-Shareholder Approved Plans and Awards

During 2006 the Company granted no warrants to purchase shares of Common Stock outside of the shareholder approved plans. The awards have been made to employees, directors and consultants, and except as noted below, have been granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The Company has not reserved a specific number of shares for such awards. The non-shareholder approved awards are more specifically described below.

On September 9, 2005 in connection with services performed, the Company issued fully vested warrants to purchase 326,087 shares of the Common Stock at $0.23 per share to a consultant. The warrants will expire on September 9, 2008.

On December 1, 2005 in connection with services performed, the Company issued warrants to purchase 350,000 shares of Common Stock at $0.11 per share to a consultant.  The warrants expired on November 30, 2007. As of December 31, 2005, all options were fully vested.

In January 2004, the Company issued options to purchase 1,000,000 shares of the Common Stock, which vested immediately, to certain officers. The exercise price of the options ranged from $0.045 to $0.06. At December 31, 2005, 750,000 options were outstanding and exercisable.

During July 2001 in connection with services being performed by a consultant, the Company issued warrants to purchase 48,000 shares of the Common Stock at $0.62 per share. The warrants vested immediately and expired in July 2006.

During January 2002 in connection with services being performed by a consultant, the Company issued warrants to purchase 100,000 shares of Common Stock at $1.35 per share and 50,000 shares of Common Stock at $1.80 per share. The warrants vested immediately and expired in January 2005.

On March 19, 1999, the Company issued options to certain consultants and employees to purchase an aggregate of 20,000 shares of Common Stock, all of which vested on the first year anniversary of the date of grant.  A balance of 10,000 options expired unexercised on March 18, 2005.

On September 25, 1996, the Company issued options to certain officers and directors to purchase 620,000 shares of Common Stock, of which 420,000 vested immediately and 100,000 vested on April 1, 1998 and 1999. The options expire ten years from the date of grant. However, in the event of (a) the liquidation or dissolution of the Company or (b) a merger in which the Company is not the surviving corporation or a consolidation involving the Company, the options shall terminate, unless other provision is made in the transaction. The exercise price of the options was $1.156 and equaled the market value of the Company's Stock on the date of grant. At December 31, 2005, none of the options were outstanding and exercisable pursuant to a Final Settlement Agreement and Mutual Release executed on October 11, 2005.

15

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

Beneficial Ownership Information

The following tables sets forth certain information regarding the beneficial ownership of the Common Stock as of November 10, 2007 by each person (or “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to beneficially own 5% or more of the class of Common Stock, and by the Company’s directors and named executive officers, both individually and as a group.  Unless otherwise noted, the address of each person in the table is c/o the Company, 120 Corporate Blvd., S. Plainfield, New Jersey 07080.

As used in these two tables, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to be the beneficial owner of securities that can be acquired within sixty days from November 10, 2007 through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights (including conversion from Preferred Stock) which are currently exercisable or exercisable within sixty days are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 32,785,565 shares of Common Stock and considers the ownership of Series A Preferred Stock outstanding as of November 10, 2007, by the named stockholders, which has the right to convert into 10 shares of Common Stock for each share held.

Security Ownership of Certain Beneficial Owners Table:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Stephen M. Deixler	2,710,016	/(3)/	8.12%
Common Stock	AWM Investment Company 153 East 53rd Street, 55th Floor New York, NY 10022	11,258,068		34.34%

Security Ownership of Management Table:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Norman E. Corn	1,800,000	/(1)/	5.25%
Common Stock	Patrick E. Delaney	1,300,000	/(2)/	3.84%
Common Stock	Stephen M. Deixler	2,710,016	/(3)/	8.12%
Common Stock	Philip Levine	82,000	/(4)/	0.25%
Common Stock	Frank S. Russo	350,780	/(5)/	1.06%
Common Stock	William Whitney	751,704	/(6)/	2.25%
Common Stock	Henry A. Hill	750,000	/(7)/	2.24%
Common Stock	Directors and ExecutiveOfficers as a group (7 persons)	7,759,500		20.37%

(1)           Includes 1,815,000 shares of Common Stock subject to options which 1,800,000 are currently exercisable or exercisable within 60 days of November 10, 2007.

16

(2)           Includes 1,300,000 shares of Common Stock subject to options of which 1,050,000 are currently exercisable or exercisable within 60 days of November 10, 2007.

(3)           Does not include 1,156,314 shares of Common Stock owned by Mr. Deixler's mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 480,560 shares of Common Stock subject to conversion from 48,056 shares of Preferred Stock within 60 days of November 10, 2007, 99,500 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of November 10, 2007, and 2,200 shares of common stock owned by Mr. Deixler’s wife in which he claims beneficial ownership of.

(4)           Consist of 82,000 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of November 10, 2007.

(5)           Includes 277,780 shares of Common Stock subject to conversion from 27,778 shares of Preferred Stock within 60 days of November 10, 2007 and 73,000 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of November 10, 2007.

(6)           Includes 38,890 shares of Common Stock subject to conversion from 3,889 shares of Preferred Stock within 60 days of November 10, 2007 and 650,000 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of November 10, 2007.

(7)           Includes 750,000 shares of Common Stock subject to options which are currently exercisable within 60 days of November 10, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In June 2007, certain Board members, including an officer of the Company, namely Messrs. Corn, Russo and Deixler, advanced to the Company an aggregate of $50,000 through the issuance of promissory notes due the earlier of the receipt of any proceeds from the sale of State of New Jersey Net Operating Losses or six months from the date of the note. The interest rate on the note is prime plus 1.75% per annum. The interest rate was 9.5% as of September 30, 2007.

On August 21, 2007, a Board member of the Company, Mr. Russo, advanced to the Company an aggregate of $125,000 through the issuance of promissory notes due the earlier of the receipt of any proceeds from the sale of State of New Jersey Net Operating Losses or six months from the date of the note. The interest rate on the note is 20% per annum. In conjunction with this note, the Company granted to the note holder warrants to purchase an aggregate of 125,000 shares of Common Stock for $0.05 per share.

During 2005, certain officers and certain Board members of the Company, namely Messrs. Corn, Russo, Delaney and Deixler, advanced to the Company a total of $160,500 without interest being accrued or paid. Upon closing of debt and equity financings, the Company repaid these advances.

During April 2000, the Company made a $750,000 loan (the “Loan”) to Stephen Grey, the former Chief Executive Officer (the “Former CEO”) of the Company. At the time, the Company was contemplating a secondary public offering and potential mergers and acquisitions opportunities and issued the loan in exchange for the Former CEO not exercising his stock options at that time.  At the time, the Company had sufficient cash and it was contemplated that the Loan would be repaid within one year.  The Loan accrued interest at a rate of LIBOR plus 1%. This Loan became due by its terms thirty days after the Former CEO resigned his position at the Company effective September 29, 2000.  Following a series of loan amendments, extensions and collections, the total amount, including accrued interest, owed to the Company by the Former CEO at December 31, 2003 was approximately $175,154, which amount was disputed by the Former CEO.  During October 2005, the Company executed a Final Settlement Agreement and Mutual Release and received $32,500 as full and final settlement of all outstanding claims against the Former CEO.

17

On August 5, 2004, the Company issued, for $200,000 cash, a convertible debenture (the “Debenture”) to Mr. Deixler, the Chairman of the Board of Directors.  The Debenture would have matured on August 5, 2008 and bears interest at five (5%) percent per annum, compounded annually.  The principal amount of the Debenture was convertible into shares of Common Stock, $.001 par value at a conversion price equal to $0.083 per share (the “Conversion Price”), an amount equal to the ten (10) day average of the closing prices of the Common Stock, as quoted on the OTC Bulletin Board during the five (5) trading days immediately prior to and subsequent to August 5, 2004.  The principal amount of the Debenture was convertible at the Conversion Price at the option of the holder, or after August 5, 2005 at the Company’s option if the Common Stock traded at a price of at least $0.166 for 12 trading days in any 15 trading day period.  The Company was also entitled to prepay the principal amount of the Debenture, at any time after August 5, 2005, but would be required to pay a premium of two (2%) percent in the second year after issuance of the Debenture of the principal amount prepaid, for prepayments made during that period.  The Company had granted certain “piggyback” registration rights to the holder to register for resale the shares issuable upon conversion of the Debenture, and Mr. Deixler exercised his registration rights and the underlying shares of 2,400,960 were registered pursuant to the SB-2 filing which went effective on August 9, 2005. In 2005 and 2004, the Company recorded $9,951 and $4,167 of related party interest expense as part of the statement of operations, respectively. On February 15, 2006, Mr. Deixler converted the Debenture into 2,409,639 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission. Copies of these reports are also required to be delivered to the Company.

The Company believes, based solely on its review of copies of such reports received or written representations from certain Reporting Persons, that during the Company’s 2006 fiscal year and prior fiscal years, each of Messrs. Deixler, Russo, Levine, Delaney, Whitney, and Hill have timely filed all required reports under Section 16(a).

18

PROPOSAL NO. 2

TO APPROVE THE SALE OF SUBSTANTIALLY ALL OF THE
ASSETS OF THE COMPANY TO CRYPTEK, INC.

This information is being furnished to the stockholders of the Company in connection with the proposed sale (the "Asset Sale") of substantially all of the assets of the Company to Cryptek, Inc., a Delaware corporation, pursuant to the Asset Purchase Agreement. On November 15, 2007, the Board of Directors of the Company approved the Asset Sale, which approval also included approval by the Board of Directors of proposed amendments to the Company’s certificate of incorporation to change the name of ION Networks, Inc. to Balanus, Inc., and to an increase in the authorized shares of Common Stock of the Company from 50,000,000 to 750,000,000 shares, and the utilization of the proceeds of the Asset Sale as described below. The proceeds after the application below are contemplated to be retained in the Company and not distributed to the stockholders. The Board has determined that it would be in the best interests of the stockholders to maintain the public status of the Company and to subsequently engage in a business combination with a private company whose business is attractive and which would look favorably upon the attributes of operating as a public company. Although no assurance can be give that an appropriate candidate can be found, senior management of the Company has committed to stay on with the Company for no less than a three month period after the closing of the Asset Sale for the purpose of identifying an appropriate candidate. If the search does not result in identifying such a candidate or a transaction with such candidate is not consummated within a reasonable time (estimated to be approximately six months), the Company may distribute any proceeds to its stockholders, or take such future action as it may deem appropriate.

The following summary highlights selected information regarding the Asset Sale and may not contain all of the information that is important to you.  For a more complete description of the Asset Sale and related matters, you should carefully read the Asset Purchase Agreement included as Appendix A in its entirety. The terms "we," "our," and the "Company" in this Proxy refer to ION Networks, Inc. References to "you" are to the stockholders of the Company.

The Parties

We are a publicly owned Delaware corporation that designs, develops, manufactures and sells network and information security and management products, which provide remote services delivery and secure access solutions. Our principal office is located at 120 Corporate Drive, South Plainfield, NJ 07080, where our telephone number is (908) 546-3900.

Cryptek, Inc. (previously defined as "Cryptek"), a privately owned Delaware corporation, is a leading manufacturer of identity and access control solutions and a developer and integrator of secure equipment to Government Departments and Agencies. Cryptek's principal office is located at 1501 Moran Road, Sterling, VA 20166 and its telephone number is (571) 434-2000.

The Sale of Assets To Cryptek

On November 19, 2007, the Company, executed the Asset Purchase Agreement dated as of November 19, 2007 with Cryptek, a copy of which is included as Appendix A to this Proxy . Our Board of Directors, at a meeting duly called, and held on November 15, 2007, approved the terms of the Asset Purchase Agreement. Pursuant to terms of the Asset Purchase Agreement:

19

1.	We agreed to sell substantially all of the assets of the Company and to have Cryptek assume certain specific liabilities of the Company;

2.
The Asset Sale will consist of substantially all the assets of the Company including but not limited to all intellectual property rights, all inventories, accounts receivable less retained accounts receivable, fixed assets, expendable equipment, personal computers, computer systems, other tangible and intangible assets, furniture, leasehold improvements, contracts and rights thereof, customer lists, contacts, supplier lists, all products known as the Company’s appliances, the Company’s Secure Modem and PRIISMS software, along with our existing customer maintenance contracts and other assets of the Business as provided in the Asset Purchase Agreement; and

As consideration for the Asset Sale, Cryptek has agreed to pay us $3.2 million at closing ($320,000 of which will be held in escrow for one year to secure certain indemnification obligations of the Company and certain accounting “true ups”), assume certain liabilities of the business estimated at approximately $150,000 (which are listed in the Asset Purchase Agreement) and offer employment to all of the Company’s employees (except for the Company’s CEO and CFO) from the date of completion of the Asset Sale.

3.
The escrow amount of $320,000 is to provide security against any valid claims related to the Company’s sale of Intellectual Property to Cryptek and a certain Net Tangible Asset Reduction “true up” adjustment. The maximum amount of the Company’s potential liability arising from the combination of Intellectual Property indemnity claims and/or Net Tangible Asset Reduction “true up” adjustments is limited to the $320,000 in the escrow account. No other indemnities survive past the closing date except as to certain excluded assets or liabilities or preclosing events. The balance of the escrow amount at the end of one year will be paid to the Company, less any claims by Cryptek that have either been agreed as valid by the Company, have been determined to be valid by the dispute resolution mechanisms agreed to by the parties or are then in dispute. The remainder of any amount will be distributed in accordance with the resolution of such dispute.

4.
The Net Tangible Asset Reduction arises in the event of the Net Tangible Asset Value is less than $0. The Net Tangible Asset Value is equal to the tangible acquired assets, excluding capitalized software, minus any liabilities assumed by Cryptek. If the Net Tangible Asset Value is less than $0 then a dollar for dollar payment is made to Cryptek from the escrow account.

5.
The following list includes the material conditions to the Asset Sale, all of which must be satisfied at or prior to the time of the closing, unless waived by the party in whose favor the condition exists. In view of the fact that interpretations of "materiality" can be subjective, the list is qualified by reference to the Asset Purchase Agreement, which is attached as Appendix A to this Proxy. You are urged to carefully read this entire document including the Asset Purchase Agreement. Except as indicated, these conditions are a requirement to trigger each party’s obligation to close.

a.
There are no legal restraints rendering the Asset Purchase Agreement unlawful or preventing the consummation of the transactions contemplated there under and no pending litigation that seeks to prohibit, alter, prevent or materially delay those transactions;

20

b.	Certain consents and waivers to the consummation of the Asset Sale shall have been obtained;

c.
The Stockholders’ of the Seller entitled to vote on or consent to the approval of this Agreement and amend the Company’s certificate of incorporation in accordance with the Delaware General Corporation Law shall have approved this Agreement and the name change of the Company;

d.	The respective representations and warranties made in the Asset Purchase Agreement by each of the parties to the Asset Purchase Agreement shall be true and correct;

e.	There shall have been no Material Adverse Effect with respect to the Company, whether covered by insurance or not (this is solely a condition for Cryptek to be required to close);

f.
Each Transferred Employee shall have resigned from Administaff (is the Professional Employer Organization (PEO) that provides human resources, outsourcing services, through the use of a co-employment relationship with the Company), effective as of the closing (this is solely a condition for Cryptek to be required to close);

g.
Certain employees shall have entered into an inventions assignment agreement, in a form satisfactory to the Cryptek, sufficient to assign all rights such employees may have in any intellectual property such employees created while employed by the Company (this is solely a condition for Cryptek to be required to close);

h.	The Company shall have procured the discharge of certain encumbrances and indebtedness as set forth in the Agreement (this is solely a condition for Cryptek to be required to close); and

i.
The Company shall be in total compliance with all licenses included in the intellectual property licensed by the Company and to be sold to Cryptek and provide evidence of such total compliance (this is solely a condition for Cryptek to be required to close).

6.
In the event that the transaction fails to close because Cryptek fails to pay the purchase price notwithstanding the fulfillment by the Company of its obligations for closing of the transaction, the Asset Purchase Agreement provides that the Company will receive liquidated damages in an amount equal to the sum of the lost tax credits that the Company would have received if the transaction had not occurred and the Company’s transaction-related costs, including professional fees, estimated at $650,000.  Similarly, if the Company should elect to not close on the transaction, the Company would be obligated to pay Cryptek liquidated damages in an amount equal to the sum of $100,000 and Cryptek’s transaction-related costs, including professional fees.  Finally, if between signing and closing a third party offers to purchase the Company as a result of the Board of Directors’ determination, in the exercise of its fiduciary obligations, that the alternative transaction was in the best interests of the Company’s stockholders, and the Company exercises its rights to terminate the Asset Purchase Agreement, the Company would be obligated to pay Cryptek an amount equal to the sum of $100,000 and Cryptek’s transaction-related costs, including professional fees.

21

Past Contacts and Negotiations

The Company became aware of Cryptek in April 2004. The Company was in the process of developing new marketing material that would include a new ‘tag line’ to describe its business. A search of the selected tag line found that Cryptek was using a very similar phrase in their marketing efforts. The research on its business showed that Cryptek was complementary to the Company’s planned focus at this time rather than competitive.

Beginning in the middle of 2006, the Company adjusted its direction to include strategic partnerships as a focus point.  Given its difficulty in sufficiently growing its business organically, the Company determined it may be advantageous to seek out partnerships whereby the product lines and directions complemented one another and the synergies offered greater growth potential than would likely be obtained individually.

On June 21, 2007, the Company’s Chief Technology Officer (“CTO”) William Whitney received a call from Cryptek’s Executive Vice President of Corporate Development, Brian Hajost, who had recently joined Cryptek. The purpose of the call was to explore a strategic relationship for Cryptek due to Cryptek’s interest in expanding its technology, products and markets. Mr. Hajost advised Mr. Whitney that he had recalled meeting him at a trade event and that Cryptek’s investors and senior management team were looking to penetrate the commercial markets in which the Company seemed to be well positioned, in addition to Cryptek’s core government business. A meeting was set for July 2, 2007, at which time Mr. Hajost and Cryptek’s chief technology officer, Tim Williams, visited the Company.

During the initial visit, and after signing a mutual non-disclosure agreement, both companies shared their technology, products, vision and markets with each other. During a discussion of philosophies of how best to grow a business in today’s technological environment, both organizations were pleasantly surprised at the consistency of thought and plans. It also appeared that both companies shared a common goal of providing the best possible customer and employee satisfaction which led to the desire for continued discussions. Immediately following this meeting, Cryptek requested a copy of the Company’s product roadmap, which the Company delivered to Cryptek.

At a Board of Directors update call on July 12, 2007, the Board was notified of the recent and planned discussions with Cryptek. During the month of July, the companies shared information that would be pertinent to any type of strategic relationship. A formal meeting between senior management teams was scheduled for August 6, 2007 to determine how discussions should proceed and the extent of the relationship that would work best for both. As a prelude to this meeting, on August 2, 2007, Norman E. Corn, the Chief Executive Officer of the Company, and William Anderson, the Chief Executive Officer of Cryptek, met for dinner to discuss their respective plans, directions and the potential chemistry of the two companies working together.

22

The August 6, 2007 meeting was attended by Norman Corn, Pat Delaney (CFO) and William Whitney from the Company and Bill Anderson, Brian Hajost, Mark Paiewonsky (Cryptek’s CFO) and Maureen Fitzgerald, Cryptek’s Executive Vice President of Administrations. The result of this meeting was agreement by all parties that both organizations, their investors, customers and employees, would be best served by further investigating a combination of the two companies. Since Cryptek had no desire to become a public company, it decided the direction to take would be to make an offer for substantially all the assets of the Company.

On August 8, 2007, the Board of Directors was informed of this meeting and authorized continued discussions with Cryptek as agreed upon at the joint meeting. A letter of intent on the purchase of the assets of the Company was delivered to the Company on August 17, 2007. Following numerous discussions, recommendations and changes, the senior management teams met in person again on August 24, 2007 in an attempt to reach agreement on all open issues. On August 28, 2007, the Board of Directors was updated once again. A final letter of intent, including all agreed upon changes, was received and signed on August 29, 2007.  A due diligence checklist from Cryptek was received by the Company on August 29, 2007 and the Company subsequently provided the due diligence information requested by Cryptek.

On September 4, 2007, the Board of Directors was updated on the status of Cryptek transaction, reviewed its fiduciary duties to the Company’s stockholders, and was provided with a list of suitors that had engaged the Company in discussions to acquire the Company or the Company’s assets.

Cryptek visited the Company on September 12-14, 2007 to complete their due diligence. Additionally, Cryptek’s Chief Executive Officer visited the Company on the September 14, 2007.  The first draft of the Asset Purchase Agreement was received by the Company on September 19, 2007. Numerous meetings, in person and telephonically, were held to negotiate the terms of the Asset Purchase Agreement with the Board of Directors being updated on a consistent basis. Terms were finally agreed upon and reviewed with the Board on November 15, 2007. The Asset Purchase Agreement attached to this Proxy Statement was signed on November 19, 2007.

Reasons For The Asset Sale

During the prior ten fiscal years and the nine months ending September 30, 2007 prior to this transaction, the Company has sustained nearly $42,060,668 in net losses.  While the Company has been successful in raising capital of approximately $41,000,000 from the issuance of stock, sale of State of New Jersey Net Operating Losses and debt instruments, the Company has been in a delicate cash position for over the past five years and it has been increasingly difficult to put in place sufficient funding to grow the operations and shareholder value. Following the turbulence in the telecom market beginning in 2000, the Company pursued an organic growth strategy. Though we ultimately made strides in both customer acquisition and product development, insufficient capitalization presented a continuing challenge and we believe is the primary reason preventing the growth of the business. From mid 2003 until the present, the Company has focused on its core technology and strengths, providing remote services delivery and secure access solutions to large service providers, enterprises and government agencies. The Company has also streamlined its cost structure and reduced ongoing costs significantly.

23

In a review of potential market prospects, we decided to expand within the telecommunications service provider market and pursue mid-tier service providers in addition to the Company’s traditional customer base of large global clients in this market. We also pursued direct penetration of the corporate, enterprise market segment as their requirements for outsourcing and security increased during the period. In addition, the Company re-entered the European market, which had been abandoned in 2002 as more than 15% of total revenues had been coming from international customers prior to reentry. These pursuits were solely aimed at increasing revenues.

During this period, the Company has continually struggled with a lack of resources, particularly financial capital and marketing budgets, as well as a shortage of sales and marketing personnel.  The inadequacy of capital has had a major impact in the lack of market exposure as well as an insufficient number of “feet on the street” sales people. Despite a recovery from negative customer perception in the 2002 – 2003 time frame, the Company has found it difficult to expand beyond its traditional customer base. Unfortunately, that set of customers has dwindled in numbers due to the numerous mergers in 2005 (MCI and Verizon, Sprint and Nextel, AT&T and SWB) and the nearly dedicated focus of the resulting entities to integrate their vast business empires. The inability of the Company to obtain the level of attention need to sell its products caused by these mergers, combined with an inability to expand our market coverage has prevented us from growing revenues. Due to an inability to attract and hire capable sales personnel, earlier this year the Company contracted with sales outsourcing firms to increase its sales coverage. The engagements of both firms have been terminated due to insufficient revenue results.

The result is that the Company continues to strain under the lack of financial and other resources and does not have the ability to grow the business under current conditions. Cash has remained limited, and revenues have not grown sufficiently. Employees, while performing to top levels, have not received compensation increases in two years, making future growth opportunities bleak. As such, we believe that the sale of substantially all of the assets of the Company, which provides cash to the Company and, as an intended second step, provides the opportunity to attract a private company which is in a position to grow revenues and market share and seeking to take advantage of the attributes of a public company such as the Company, is in the best interests of the stockholders of the Company. While it is uncertain whether a subsequent transaction, if consummated, will increase stockholder value, the intention of the Board of Directors and Management is to endeavor to find a candidate to combine with whose potential for growth and value creation would give current stockholders of the Company a better chance for growth in the value of their equity than present circumstances appear to offer to them.

Structure Of The Company After The Asset Sale

After completion of the Asset Sale, the Company will consist of two remaining employees, the current CEO and CFO. The proceeds of the Asset sale will be used to satisfy all debt and other financial liabilities not assumed by Cryptek.  These include repayment of outstanding loans from officers, directors and outside parties to the Company outstanding bank debt, remaining payables, legal and accounting fees, and severance payments or stay on payments as required by prior agreements with the officers and a vice president of the Company. The aggregate amount of these expenses are estimated at $1.45 million, leaving net proceeds of approximately $1.75 million. The Board of Directors has examined several possible alternatives the Company may pursue upon the consummation of the proposed transaction with Cryptek, a) liquidation – by selling the public shell and adding the net proceeds after expenses to the net proceeds from the Asset Sale and distributing the cash to the shareholders; or b) merging or otherwise combining the remaining public entity with a private company and using the value of the public shell, cash on hand and the limited Net Operating Loss carry forwards, to secure an equity position in the newly merged or combined corporate entity.

24

The Board believes the latter alternative should provide the shareholders with the better potential for growth that has not been realized by the Company in its current structure. After consummating the Cryptek transaction and with stockholders’ approval of Proposal 4, the public entity will be known as Balanus, Inc. and will utilize the cash remaining to pay its remaining employees and expenses incurred in the identification of a candidate to effect a combination that may provide the benefits described above and to continue its status as a public company. Funds will also be used to obtain fairness opinions, if necessary in the opinion of the Board of Directors, of the selected combination candidate as well as Balanus in determining the relative value and equity of both parties in such a transaction. Once the candidate is selected, the due diligence completed and the Board of Directors has approved such transaction, it is possible depending on the structure of the transaction that the stockholders will be requested to vote to approve the transaction.

25

Considerations Reviewed by Our Board of Directors

During the prior six months, our Board of Directors and senior management team have received multiple preliminary indications of interest for the sale of the entire Company or for the sale of all or substantially all the assets of the Company. The various preliminary indications of interest, which ranged from the purchase of all or substantially all of the assets of the Company (with no assumption of any liabilities of the Company) to the acquisition of the Company as a whole, were on terms significantly less favorable to the Company than the terms offered by Cryptek. The Board and senior management team has also received over twenty inquiries to sell the public shell without any assets. After careful review of all discussions and consideration of the preliminary indications of interest for either the Company or its assets as noted above, the Board of Directors has approved the Asset Purchase Agreement with Cryptek, and the Asset Sale, and has recommended that our stockholders vote in favor of the Asset Sale. The Board is also recommending our stockholders vote their approval of a corporate name change (per the Asset Purchase Agreement) from ION Networks, Inc. to Balanus, Inc. and approval for the increase in number of shares of Common Stock authorized under our Certificate of Incorporation from 50,000,000 to 750,000,000 in order to facilitate a possible combination transaction at a future date. See Proposal No. 3 and Proposal No. 4 below. The Company’s largest shareholder, Special Situation Funds, as an interested shareholder and not a financial advisor, has offered its assistance in identifying and selecting the potential candidate for combination with the Company, but are not being separately compensated for this activity.

Use Of Proceeds

The Asset Purchase Agreement provides that Cryptek shall pay $3.2 million at closing, less $320,000 otherwise payable at closing, which will be held in escrow for one year as the totality of the Company’s liability to satisfy the combination of any “true up” adjustments and all indemnification obligations and the representations and warranties made by the Company that are not fulfilled (as further described in the Asset Purchase Agreement). We, and not our stockholders, will receive all of the net proceeds from the Asset Sale.  The proceeds will be used to satisfy all outstanding indebtedness, pay legal and accounting fees and severance payments or stay on payments as required by prior agreements. After satisfying these financial obligations, the remaining proceeds, which are estimated to be in excess of $1.75 million (including the $320,000 in the escrow account), will be used to continue the process of identifying qualified candidates for a possible combination transaction consideration, due diligence on the selected candidate; additional legal, accounting and public filing fees; and two employees to conduct all functions required to select the business combination candidate just described and to maintain the public status of the remaining corporate entity until such transaction is completed. Should such transaction take an unreasonable time to consummate, estimated at six months, the Board will take such further action as it may deem appropriate which may include a sale of the public shell for cash and distribution of cash to the stockholders. The two employees will be compensated at their existing salary levels for the first three months and at 75% of their salary for the next three months if the subsequent transaction has not yet been completed. The salary payments will cease at the later of three months or when the subsequent transaction is completed. There is no other compensation to be paid to the employees.

26

Regulatory Approvals

Except for compliance with the applicable regulations of the Securities and Exchange Commission in connection with this Proxy Statement and the requirements of the Delaware General Corporation Law in connection with the Asset Sale (such requirements are described in the “Required Vote” section in Proposal No. 2 and Proposal No. 4), we are not required to comply with any federal or state regulatory requirements, and no federal or state regulatory approvals are required in connection with the Asset Sale.

Dissenters’ Rights

Our stockholders do not have dissenters’ rights under Delaware law in connection with the Asset Sale.

Accounting Treatment of the Asset Sale

Upon completion of the Asset Sale, the Company will remove from its consolidated balance sheet the assets sold by Cryptek and will include on such consolidated balance sheet the effect of the receipt and use of the proceeds of the Asset Sale.  The Company will record on its consolidated statement of operations a gain on the Asset Sale equal to the difference between the purchase price received and the book value of the assets sold.

Material U.S. Federal and State Income Tax Consequences

The Asset Sale will not result in any U.S. federal income tax consequences to our stockholders.  The Asset Sale transaction will be a taxable event to the Company for U.S. federal income tax and New Jersey state income tax purposes, but the Company expects, subject to the completion and outcome of certain tax analysis and studies currently in process, that a substantial portion of all of the taxable gain resulting from the Asset Sale will be offset by federal and state net operating losses.  The Asset Sale is expected to result in some federal alternative minimum tax being imposed on the Company in the year of the sale and may, depending upon several factors, result in the imposition of federal and state income taxes in subsequent years that may or may not be offset by available tax credits.  The Asset Sale also may result in the Company being subject to certain other state or local sales, use or other taxes in jurisdictions in which it files tax returns or has assets, yet the Company believes that the amounts of such taxes, if any, will be immaterial.

Pro Forma Selected Financial Data

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

The following pro forma condensed consolidated financial statements give effect to the Asset Purchase Agreement by and between ION Networks, Inc. and Cryptek Inc. dated November 19, 2007, whereby the Company agreed to sell substantially all of the assets of the Company to Cryptek as contemplated by the Asset Purchase Agreement. The pro forma condensed consolidated balance sheet of the Company as of September 30, 2007 has been prepared as if the Company's sale of the assets had been consummated on that date. The pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2006 and the nine months ended September 30, 2007 are presented as if the Company's sale pursuant to the Asset Purchase Agreement occurred at the beginning of each period.

Pursuant to the terms of the Asset Purchase Agreement, the Company will receive and Cryptek shall pay $3.2 million at closing, with $320,000 placed in escrow for one year as security for any potential indemnity claims, plus assumption of an estimated $150,000 in liabilities plus cash related to the repayment of the revolving credit facility. The closing of the transaction is subject to the satisfaction of a number of closing conditions pursuant to the terms of the Asset Purchase Agreement.

The pro forma condensed consolidated financial statements are based upon available information and certain assumptions made by management. The pro forma condensed consolidated financial statement may be subject to adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations. These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial information of the Company in reports and documents filed with the Securities and Exchange Commission.
27

ION NETWORKS, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
 SEPTEMBER 30, 2007
(Unaudited)

	As Reported (1)	Proforma Adjustments		Proforma Total

Assets
Current assets
Cash and cash equivalents	$10,018	1,950,000	a	$1,960,018
Restricted cash	-	320,000	a	320,000
Accounts receivable, less allowance for doubtful accounts of $36,417	364,439	(364,439)	c	-
Inventories, net	304,473	(304,473)	c	-
Prepaid expenses and other current assets	14,196	(14,196)	c	-
Total current assets	693,126	1,586,892		2,280,018

Property and equipment, net	22,564	(22,564)	c	-

Capitalized software, net	1,386,301	(1,386,301)	c	-
Deferred financing costs, net	9,583	(9,583)	c	-
Other assets	12,911	(12,911)	c	-
Total assets	$2,124,485	155,533		$2,280,018

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$305,293	(150,000)	c	$155,293
Accrued expenses	154,330	-		154,330
Accrued payroll and related liabilities	123,990	-		123,990
Accrued interest – related party	19,729	-		19,729
Revolving credit facility	208,010	(208,010)	b	-
Capital lease payable	2,626	(2,626)	c	-
Deferred income	120,293	(120,293)	c	-
Notes payable, net of debt discount of $5,883	144,116	-		144,116
Notes payable – related parties, net of debt discount of $4,903	170,097	-		170,097
Other current liabilities	10,000	(10,000)	c	-
Total current liabilities	1,258,484	(490,929)		767,555

Commitments and contingencies

Stockholders’ Equity
Preferred stock – par value $.001 per share; authorized 1,000,000 shares; 200,000 shares designated Series A; 155,557 shares issued and outstanding (aggregate liquidation preference $280,003)	156	-		156
Common stock – par value $.001 per share; authorized 50,000,000 shares; 32,785,565 shares issued and outstanding	32,786	-		32,786
Additional paid-in capital	45,888,905	-		45,888,905
Deferred compensation	(52,230)	-		(52,230)
Accumulated deficit	(45,003,616)	646,462	d,f	(44,357,154)
Total stockholders’ equity	866,001	646,462		1,512,463

Total liabilities and stockholders’ equity	$2,124,485	155,533		$2,280,018

(1) Based on the Company’s interim financial statements filed on form 10-QSB for the quarter ended September 30, 2007.
28

ION NETWORKS, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(Unaudited)

	As Reported (1)	Proforma Adjustments		Proforma Total

Net sales	$2,323,214	$(2,323,214)	e	$-

Cost of sales	1,024,615	(1,024,615)	e	-
Gross margin	1,298,599	(1,298,599)		-

Research and development	239,500	(239,500)	e	-
Selling, general and administrative expenses	1,845,414	(1,545,414)	e,f	350,000
Depreciation expense	16,236	(16,236)	e	-
Restructuring and other credits	-	-		-

Total operating expenses	2,101,150	(1,801,150)		300,000

Loss from operations	(802,551)	502,551	e	(300,000)

Other income	2,098	(2,098)	e	-
Gain on sale of assets		920,225		920,225
Interest (expense) – related party	(4,137)	4,137	e	-
Interest income/(expense)	(48,965)	48,965	e	-

Loss before income taxes	(853,555)	553,555		(300,000)

Income tax expense	(2,682)	2,682	e	-

Net (loss)/inccome	$(856,237)	556,237		$(300,000)

Per share data:
Net loss per common share
Basic and diluted	$(0.03)			$(0.01)

Weighted average number of common shares outstanding
Basic and diluted	32,785,565			32,785,565

(1) Based on the Company’s interim financial statements filed on form 10-QSB for the nine months ended September 30, 2007.
29

ION Networks, Inc. and Subsidiary
Pro forma Consolidated Statements of Operations
For the Year Ended December 31, 2006
(Unaudited)

	As Reported (1)	Proforma Adjustment		Proforma Total

Net sales	$3,380,346	$(3,380,346)	e	$-

Cost of sales	1,384,641	(1,384,641)	e	-
Gross margin	1,995,705	(1,995,705)		-

Research and development expenses	666,069	(666,069)	e	-
Selling, general and administrative expenses	2,558,523	(2,208,523)	e,f	350,000
Depreciation expense	16,086	(16,086)	e	-
Restructuring and other credits	(81,000)	81,000	e	-
Loss from operations	(1,163,973)	(813,973)		(350,000)

Other income	396	(396)	e	-

Interest expense- related party	(1,696)	1,696	e	-
Interest income/(expense)(1)	(52,636)	52,636	e	-
Loss before income taxes	(1,217,908)	867,908		(350,000)

Income tax benefit	464,836	(464,836)	e	-

Net loss	$(753,072)	$403,072		$(350,000)

Per share data:
Net loss per share
Basic	$(0.02)			$(0.01)
Diluted	$(0.02)			$(0.01)

Weighted average number of common shares outstanding
Basic	31,415,780			31,415,780
Diluted	31,415,780			31,415,780

(1) Based on the Company’s audited financial statements filed on form 10-KSB for the year ended December 31, 2006.
30

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Description of Pro Forma Adjustment for all periods presented

The following pro forma condensed consolidated financial statements give effect to the Asset Purchase Agreement by and between ION Networks, Inc. and Cryptek Inc. dated November 19, 2007, whereby the Company agreed to sell substantially all of the assets of the Company to Cryptek as contemplated by the Asset Purchase Agreement. The pro forma condensed consolidated balance sheet of the Company as of September 30, 2007 has been prepared as if the Company's sale of the assets had been consummated on that date. The pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2006 and the nine months ended September 30, 2007 are presented as if the Company's sale pursuant to the Asset Purchase Agreement occurred at the beginning of each period.

Pursuant to the terms of the Asset Purchase Agreement, the Company will receive and Cryptek shall pay $3.2 million at closing, with $320,000 placed in escrow for one year as security for any potential indemnity claims, plus assumption of an estimated $150,000 in liabilities plus cash related to the repayment of the revolving credit facility. The closing of the transaction is subject to the satisfaction of a number of closing conditions pursuant to the terms of the Asset Purchase Agreement.

The pro forma condensed consolidated financial statements are based upon available information and certain assumptions made by management. The pro forma condensed consolidated financial statement may be subject to adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations. These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial information of the Company in reports and documents filed with the Securities and Exchange Commission.

 (a) To reflect the initial $3,200,000 in cash proceeds, less $320,000 placed in escrow for one year as security for any potential indemnity claims, as per the Asset Purchase Agreement and $100,000 in other estimated transaction costs and approximately $830,000 in severance payments for certain officers and vice presidents.

(b) To reflect the payoff of the outstanding balance under the Company's existing Revolving Credit Facility with a portion of the cash proceeds received pursuant to the Asset Purchase Agreement.

(c) To eliminate the assets sold and liabilities disposed of in connection with the Asset Sale.

(d) To reflect the estimated gain on sale of net assets.

(e) To reflect the adjustment required to eliminate the results of operations for the period indicated.

(f) To reflect expenses including legal fees, travel, directors’ fees, directors’ and officers’ insurance and accounting fees of an estimated $250,000 for the year ended December 31, 2006 and $200,000 for the nine months ended September 30, 2007 plus transaction generated expenses of $100,000.

31

Required Vote

The affirmative vote of the majority of the Company's outstanding Common Stock is required to approve the sale of substantially all of the Company’s assets pursuant to the Asset Purchase Agreement by and between Cryptek, Inc. and the Company dated November 19, 2007. Abstentions and broker non-votes will have the effect of a vote against the proposal. With respect to shares held in street name, brokers will generally not have discretionary authority to vote with respect to this proposal.  Notwithstanding authorization by stockholders of the sale of substantially all of the assets of the Company, the Board of Directors may abandon such proposed sale without further action by the stockholders of the Company, subject to the rights, if any, of third parties under the Asset Purchase Agreement. It is a condition of closing of the Asset Purchase Agreement, in favor of Cryptek, that Proposal No. 4, the authorization of the name change of the Company to Balanus, Inc., also be approved by the stockholders of the Company.

32

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING THE SALE OF SUBSTANTIALLY ALL OF THE
ASSETS OF THE COMPANY TO CRYPTEK, INC.

33

PROPOSAL NO. 3

TO AMEND ARTICLE FOURTH OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 750,000,000

On November 15, 2007, the Board of Directors authorized and approved, subject to stockholder approval, the amendment of Article FOURTH of the certificate of incorporation of the Company in order to increase the number of authorized shares of Common Stock from 50,000,000 to 750,000,000.

As of the Record Date, the Corporation has authorized capital stock consisting of 50,000,000 shares of common stock, $.001 par value per share (previously defined as the “Common Stock”), of which 32,785,565 shares are issued and outstanding, and 1,000,000 shares of preferred stock, $.001 par value per share, of which 200,000 shares have been designated Series A Preferred Stock (previously defined as the “Series A Preferred Stock”) and 155,557 shares are issued and outstanding.  A holder of Common Stock is entitled to one vote in respect of each share of Common Stock held by such holder on all matters voted upon by the holders of Common Stock, dividends in respect of each share of Common Stock held by such holder that may be declared and paid from funds lawfully available therefore as and when determined by the Board of Directors, and no preemption rights in respect of each share of Common Stock held by such holder.

The Series A Preferred Stock does not carry rights to dividends. The Series A Preferred has no voting rights except that the Series A Preferred Stock votes separately as a single class to authorize, by a majority of the then outstanding shares of Series A Preferred Stock, an action by the Company (i) to alter or change the rights, preferences and privileges of the Series A Preferred Stock so as to adversely affect such shares of Series A Preferred Stock, (ii) to increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock, (iii) to authorize or issue, or obligate itself to issue, any equity security (other than Series A Preferred Stock), including any other security convertible into or exercisable for any equity security, having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends, liquidation, redemption or voting, or (iv) to effect any reclassification or recapitalization of the Series A Preferred Stock. The holders of Series A Preferred Stock are entitled to convert each share of Series A Preferred Stock into 10 shares of Common Stock (as more fully described in the certificate of designation of the Series A Preferred Stock) and to receive, upon liquidation of the Company, an amount equal to $1.80 prior to, and in preference over, any distribution of assets of the Company to the holders of Common Stock.

Pursuant to the amendment of Article FOURTH of the certificate of incorporation, the second sentence of the first paragraph will be amended and restated to increase the number of authorized shares of Common Stock from 50,000,000 to 750,000,000.  As amended, the first paragraph of Article FOURTH of its Certificate of Incorporation will read as follows:

“FOURTH:  The Corporation is authorized to issue two classes of shares designated common stock (“Common Stock”) and preferred stock (“Preferred Stock”), respectively. The number of shares of Common Stock authorized to be issued is 750,000,000, with a par value of $.001 per share, and the number of shares of Preferred Stock to be issued is 1,000,000 with a par value of $.001 per share.  Shares of Common Stock or Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law”.

34

(All other provisions of Article FOURTH are to remain unchanged).

The Board of Directors has recommended the authorization of an additional 700,000,000 shares of Common Stock for several reasons.  These include the need to issue substantial additional shares in connection with any potential acquisitions by the Company of other companies or businesses or the merger of the Company with another company.  In addition, the Company may be required to issue a significantly greater number of shares of authorized common stock in connection with any future equity financing to assist the Company in achieving the growth it has not achieved to date, although it is anticipated that this would occur only in conjunction with a combination with another company. In any of such categories of transactions, it is anticipated that a large number of additional authorized shares of Common Stock will be required.  Therefore, the Board of Directors believes that it is in the best interests of the Company and its stockholders that this proposed amendment to the Company’s Certificate of Incorporation be adopted and approved by the stockholders.

As of this date, the Company is not engaged in negotiations with any other company or business with respect to its acquisition of any such companies or businesses or the merger or the acquisition by any such other companies of the Company, nor is the Company a party to any agreements or commitments pertaining to the issuance of any of its shares of Common Stock for corporate financing purposes

The proposed form of the certificate of amendment to the certificate of incorporation is annexed as Appendix B to this Proxy Statement. Notwithstanding the authorization of the proposed amendment by stockholders of the Company, the Board of Directors may, at any time prior to the effectiveness of the filing of the certificate of amendment to the certificate of incorporation, abandon such proposed amendment without further action by the stockholders.

Required Vote

The affirmative vote of the majority of the outstanding Common Stock is required to approve the increase in authorized shares of Common Stock. Abstentions and broker non-votes will have the effect of a vote against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this Proxy Statement has been transmitted to the beneficial owner at least 15 days prior to the Meeting.

Please further note that the prior approval of the majority of outstanding shares of Series A Preferred Stock was required to authorize this proposal and has been obtained through a separate vote and not pursuant to this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDING ARTICLE FOURTH OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 750,000,000

35

PROPOSAL NO. 4

TO AMEND THE ARTICLE FIRST OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM
ION NETWORKS, INC. TO BALANUS, INC.

On November 15, 2007, the Board of Directors authorized and approved, subject to stockholder approval, the amendment of Article FIRST of the Certificate of Incorporation of the Company to change the name of the Company to Balanus, Inc.  The Board of Directors has determined the proposed name change serves the best interest of the Company and its stockholders because the name change shall permit the Company to satisfy its obligations pursuant to the Asset Purchase Agreement and to market itself as a candidate for an acquisition transaction or business combination.

The proposed form of the certificate of amendment to the certificate of incorporation is annexed as Appendix C to this Proxy Statement. Notwithstanding the authorization of the proposed amendment by stockholders of the Company, the Board of Directors may, at any time prior to the effectiveness of the filing of the certificate of amendment to the certificate of incorporation, abandon such proposed amendment without further action by the stockholders.

Required Vote

The affirmative vote of the majority of the outstanding shares of Common Stock is required to approve the name change of the Company from ION Networks, Inc. to Balanus, Inc.  Abstentions and broker non-votes will have the effect of a vote against the proposal. With respect to shares held in street name, brokers will generally not have discretionary authority to vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDING THE ARTICLE FIRST OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM
ION NETWORKS, INC. TO BALANUS, INC.

36

INDEPENDENT AUDITORS

The firm of Marcum & Kliegman, LLP was appointed to serve as the Company’s independent auditors for the fiscal year ending December 31, 2006.  Representatives of Marcum & Kliegman LLP are expected to be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

Stockholders are not being asked to ratify the appointment of auditors for the year ending December 31, 2007.

Principal Accountant Fees and Services

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees	$97,500	$89,950

Audit Related Fees	0	0

Tax Fees	0	0

All Other Fees	0	0

Audit Committee Pre-Approval Policies and Procedures

The audit committee has adopted a procedure under which all fees charged by Marcum and Kliegman LLP must be pre-approved by the Audit Committee.

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm. The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at its next meeting. Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. Since the May 6, 2003 effective date of the SEC rule applicable to services being provided by the independent accountants, each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee.

37

STOCKHOLDER PROPOSALS

Proposals of stockholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company’s proxy materials for the 2008 Annual Meeting must be received by the Corporate Secretary of the Company no later than August 9, 2008.

Under SEC regulations, notices of shareholder proposals for the 2008 Annual Meeting submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not to be included in the Company’s Proxy Statement and form of proxy), will be considered untimely, and thus the Company’s proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after October 22, 2008.

Such proposals relating to possible director nominees and all other proposals should be addressed to the Company’s Board of Directors, in each case at ION Networks, Inc., 120 Corporate Boulevard, South Plainfield, New Jersey 07080, Attn: Patrick Delaney, Chief Financial Officer.

If the Company changes the date of its 2008 annual meeting to a date more than 30 days from the anniversary date of its 2007 annual meeting, then the deadline for submission of stockholder proposals will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its 2008 annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-QSB it files with the SEC after the date change, or will notify its stockholders by another reasonable method.

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, in the event such other matters come before the meeting, the persons named on the proxy card will have the discretion to vote on those matters using their best judgment.

A list of stockholders entitled to be present and vote at the annual meeting will be available for inspection by stockholders at the Company’s corporate office located at 120 Corporate Boulevard, South Plainfield, New Jersey 07080 for at least 10 days prior to the date of, and will be available at, the Meeting.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors

NORMAN E. CORN
Chief Executive Officer

38

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (without exhibits) and a copy of the Company’s Form 10-QSB for the fiscal quarter ended September 30, 2007 (without exhibits) each as previously filed with the Securities  and Exchange Commission, accompany this Proxy Statement.  The Company will provide copies of the exhibits to the Form 10-KSB or the Form 10-QSB without charge upon receipt of a written request addressed to Ion Networks, Inc., 120 Corporate Boulevard, South Plainfield, NJ 07080.

39

Execution Version

APPENDIX A

ASSET PURCHASE AGREEMENT

By and Between

Cryptek, Inc.

and

ION Networks, Inc.

November 19, 2007

i

(continued)

(continued)

(continued)

Exhibit A:	Other Assumed Liabilities (to be delivered at Closing)
Exhibit B:	Form of Escrow Agreement
Exhibit C:	Form of Bill of Sale
Exhibit D:	Form of Assignment and Assumption Agreement
Exhibit E:	Form of Confidentiality Agreement
Exhibit F:	Form of Offer Letter
Exhibit G:	Disclosure Schedules
Exhibit H:	Retained Accounts Receivable (to be delivered at Closing)

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of the 19th day of November, 2007, by and between Cryptek, Inc., a Delaware corporation (the “Buyer”), and ION Networks, Inc., a Delaware corporation (the “Seller”).  The Buyer and the Seller are sometimes referred to herein each individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Seller is engaged in the business of remote services delivery and secure access technology which enable service providers, government and military agencies, and corporate IT departments to remotely access, manage, monitor and secure critical devices on voice and data networks (the “Business”);

WHEREAS, the Buyer desires to purchase the Business by acquiring substantially all of the assets owned by the Seller and used in the Business, subject to certain obligations, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Buyer and the Seller hereby agree as follows:

1.           PURCHASE AND SALE.

1.1.
Acquired Assets.  Subject to the terms and conditions set forth in this Agreement, at the Closing referred to in Section 3 hereof, the Seller shall sell, assign, transfer and deliver to the Buyer, and the Buyer shall purchase, acquire and take assignment and delivery of, free and clear of all Encumbrances, all of Seller’s right, title and interest in all of the assets (other than the Excluded Assets specified in Section 1.2) of the Seller used in or related to the Business (all of which assets are hereinafter referred to collectively as the “Acquired Assets”), including without limitation the following assets:

a)	all products marketed, licensed, developed or sold by the Seller, including, without limitation, those set forth on Schedule 1.1(a) (the “Products”);

b)
all trademarks, service marks, trade names, business and doing business names, slogans, logos, trade dress, internet domain names and other similar designations of source or origin, together with all goodwill, registrations and applications related to the foregoing; all mask works rights and trade secrets and other confidential information, technology, know-how, proprietary processes, products, formulae, algorithms, models, and methodologies; all patents, technical information, engineering and technical data, unpatented inventions, discoveries, research and development data, designs, techniques, drawings, plans and specifications, utility, models, test procedures and industrial design registrations or applications (including without limitation any continuations, divisionals, continuations-in-part, provisionals, renewals, reissues, re-examinations and applications for any of the foregoing); all copyrights and copyrightable subject matter (including without limitation any registration and applications for any of the foregoing); and Software as developed or currently being developed (collectively, the “Intellectual Property”), in each case in which the Seller has a proprietary interest, whether such Intellectual Property is owned or licensed (as licensor or licensee) by the Seller, including, without limitation, the Intellectual Property listed on Schedule 1.1(b);

c)
all relationships or arrangements of the Seller with its customers for the provision of products (including, without limitation, the Products) or services, all customer and supplier lists and information, including contact persons and contact information, and all records and databases relating to the Seller’s customers;

d)
the subscriptions, agreements, contracts and purchase orders listed on Schedule 1.1(d) (which schedule shall include, without limitation, all subscriptions, agreements, contracts and purchase orders relating to the customers of Seller (collectively, the “Transferred Contracts”), and all claims or causes of action arising under or in connection therewith (including all benefits and rights under all open purchase orders and/or sales contracts respecting sales to customers of the Business);

e)
all inventory, including, without limitation, the inventory set forth on Schedule 1.1(e), work in process, raw materials, labeling and packaging materials, finished goods, parts and supplies used or held for use in the conduct of the Business, including, without limitation, those relating to the Products (the “Inventories”);

f)
all plants, fixtures, machinery, installations, furniture, equipment, tools, personal computers (other than the two (2) laptop computers currently used by each of Messrs. Norman Corn and Patrick Delaney), computer systems, computer hardware, manufacturing tables and other tangible personal property owned by the Seller and used or held for use in connection with the Business (the “Equipment”), including, without limitation, that set forth on Schedule 1.1(f);

g)
any and all of the trade accounts receivable, notes receivable and miscellaneous receivables of the Business (collectively, the “Accounts Receivable”), other than the Retained Accounts Receivable except as provided in Section 6.7;

h)
all rights of the Seller, if any, under any non-compete, nonsolicitation, nondisclosure or similar contract between the Seller on the one hand, and other persons or entities (including former and present employees, customers and vendors), on the other hand, relating to the Business;

i)
all potential and existing claims or causes of action, if any, of the Seller against any person or entity arising out of or related to the operation of Business (other than claims and causes of action arising out of or related to the Excluded Assets);

j)
all books, records and ledgers related to the operation of the Business, all product descriptions and configurations, cost and pricing information, business plans, quality control records and manuals, bills of material and manufacturing documentation, blueprints, research and development files, employment and personnel records of the Transferred Employees and all other records of the Seller related to or used in the operation of the Business other than those included in the Excluded Assets;

k)	all advertising or promotional materials of the Seller to the extent related to the other Acquired Assets;

l)	all manufacturer’s warranties to the extent related to the Acquired Assets and all claims under such warranties;

m)	all rights to the telephone numbers (and related directory listings) used by the Seller;

n)	all of the Seller’s transferable rights under the licenses, permits and approvals, both governmental and private, described on Schedule 1.1(n) hereto (collectively, the “Permits”);

o)	all of the Seller’s title to, interest in and rights under the leases of personal property described on Schedule 1.1(o) hereto (the “Personal Property Leases”);

p)	all of the Seller’s title to, interest in and rights under the lease of real property described on Schedule 1.1(p) hereto (the “Real Estate Lease”);

q)	all Intellectual Property which the Seller is licensed or authorized by others to use in connection with the Business (the “Licensed Intellectual Property”);

r)	all of the Seller’s rights under the insurance policies listed on Schedule 4.16;

s)	all of the Seller’s right, title and interest in and to its site on the World Wide Web; and

t)	all of the Seller’s rights under the agreements with respect to employees described on Schedule 1.1(t).

1.2.
Excluded Assets.  Notwithstanding the foregoing, the Seller is not selling, transferring or conveying to the Buyer, and the term “Acquired Assets” shall not include, any of the following assets (collectively, the “Excluded Assets”):

a)	the consideration received by the Seller pursuant to this Agreement;

b)	the rights of the Seller under this Agreement;

c)	all of the cash, commercial paper or cash equivalents of the Business, on hand or in the Seller’s bank accounts or any lock box maintained for the benefit of the Seller as of the Closing Date;

d)	the assets associated with, or held as plan assets by, any Employee Benefit Plan;

e)	the Retained Accounts Receivable;

f)	any refund claims of the Seller for Taxes and any overpaid Tax accounts of the Seller;

g)	any Federal or state net operating loss carryforwards of the Seller;

h)	the directors and officers insurance policy of the Seller;

i)	any claims against Wind River arising prior to the Closing; and

j)
all minute books, stock records and corporate seals of the Seller, as well as any records and filings related to Seller’s status as a public company, including transfer agent records and agreements with transfer agents.

1.3.	Assumed Liabilities.

a)
Except for the liabilities set forth in Section 1.3(b), the Buyer shall not assume or be obligated to pay, perform or otherwise discharge any liability or obligation of the Seller of any kind or nature, whether direct or indirect, known or unknown, absolute or contingent, including but not limited to any liabilities arising out of the Seller’s relationship with Wind River.

b)
Anything in this Agreement to the contrary notwithstanding, at the Closing the Buyer shall not assume any liability or obligation of any nature of the Seller whatsoever, except for the following liabilities (the “Assumed Liabilities”):

(i)	other than liabilities related to Taxes, all obligations and liabilities of the Seller related to the Inventories that remain unpaid as of the Closing (the “Assumed Inventory Liabilities”);

(ii)
all obligations and liabilities of the Seller for payment of earned but unpaid sick pay, bonuses and vacation pay payable to the Transferred Employees incurred by the Seller in the ordinary course of business that remain unpaid as of the Closing (the “Assumed Transferred Employees Liabilities”);

(iii)
all obligations and liabilities of the Seller for payment of commissions incurred in connection with the Transferred Employees in the ordinary course of business that remain unpaid as of the Closing (the “Assumed Commissions”);

(iv)
all obligations and liabilities under the Transferred Contracts, the Real Estate Lease, the Personal Property Leases and the Licensed Intellectual Property that arise after the Closing (other than any liability or obligation arising out of or relating to a breach by the Seller that occurred prior to the Closing);

(v)
those certain day-to-day Business operation expenses arising in connection with the Acquired Assets (which, by way of example, shall include expenses for office supplies); provided that such expenses do not exceed $1,000 individually or $5,000 in the aggregate (the “Day-to-Day Expenses”); and

(vi)
those certain other obligations and liabilities expressly approved by Buyer (including the amounts thereof) in writing in advance of the Closing and set forth on Exhibit A, which Exhibit shall be delivered by the Parties at Closing (the “Other Assumed Liabilities”).

2.           PURCHASE PRICE.

2.1.
Purchase Price.  The aggregate purchase price to be paid by the Buyer to the Seller for the Acquired Assets shall be $3,200,000, minus any Net Tangible Asset Reduction (as defined below), and subject to adjustment in accordance with Section 2.2(e) (the “Purchase Price”).

2.2.	Purchase Price Adjustment.

a)
Closing Statement.  No later than five (5) Business Days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer a closing statement setting forth a written estimate of (i) the Net Tangible Asset Value (the “Estimated Net Tangible Asset Value”), (ii) the Assumed Inventory Liabilities, (iii) the Assumed Transferred Employees Liabilities, (iv) the Assumed Commissions, (iv) the Day-to-Day Expenses, and (v) the Other Assumed Liabilities, all prepared in good faith, in accordance with generally accepted accounting principles (“GAAP”) applied on a reasonable basis consistent with past practice, and on a reasonable basis using the Seller’s then available financial information as of such date.  The Buyer shall review such written estimates and the parties shall use commercially reasonable efforts to resolve in good faith any disagreements concerning such estimates (which disagreements related to the Estimated Net Tangible Asset Value shall be limited to conformity to GAAP and consistency with past practices) no later than two (2) Business Days prior to the Closing Date.  If the parties are unable to resolve any such disagreements, the Seller’s written estimates shall be utilized for the purposes of the calculations set forth in this Section 2.2(a).  Any amounts that are the subject of disagreement within the guidelines described herein shall be subject to the dispute resolution procedures set forth herein.  Any amounts that are not the subject of disagreement shall be immediately remitted by Seller to Buyer or Buyer to Seller, as applicable, by wire transfer to an account designated by the applicable party.  To the extent that the Estimated Net Tangible Asset Value is less than $0.00, the Purchase Price shall be reduced on a dollar for dollar basis for such negative amount, and such negative amount shall be referred to herein as the “Net Tangible Asset Reduction”.

b)	Final Closing Statement. No later than sixty (60) days after the Closing Date, the Seller shall, at the Seller’s expense, prepare and deliver to the Buyer:

(i)
An internally-developed balance sheet of the Seller as of the Closing Date, immediately prior to giving effect to the transactions contemplated by the Closing, prepared in accordance with GAAP applied on a basis consistent with the Audited Balance Sheets, except for normal recurring year-end adjustments and the absence of footnotes (the “Final Closing Statement”); and

(ii)
a certificate of an officer of the Seller (A) certifying that the Final Closing Statement was prepared in accordance with GAAP and in accordance with the procedures set forth in clause (i) above and (B) containing the Seller’s calculations of the Net Tangible Asset Value, the Assumed Inventory Liabilities, the Assumed Transferred Employees Liabilities, the Assumed Commissions, the Day-to-Day Expenses, and the Other Assumed Liabilities, all based on the Final Closing Statement (the “Seller’s Calculations”).

c)	The Buyer’s Review.

(i)
After delivery to the Buyer of the Final Closing Statement, the Buyer shall have the right to, and the right to direct its representatives to, at the Buyer’s expense, review the Final Closing Statement, the Seller’s Calculations and the Seller Calculation Materials (defined below) and the Seller shall permit the Buyer and its representatives to consult with the Seller and its representatives in connection with the preparation of the Final Closing Statement and the Seller’s Calculation and shall permit the Buyer and its representatives at the earliest practicable date to review and make copies of all work papers, schedules and calculations (the “Seller Calculation Materials”) used in the preparation thereof (subject to the execution and delivery to the Seller of mutually acceptable confidentiality and indemnification agreements by Buyer’s representatives).  Inventories included on the Final Closing Statement shall be valued on the basis of a physical inventory conducted by the Seller and the Buyer on or about the Closing Date.

(ii)
No later than thirty (30) days after the later of (A) the date the Buyer receives the Final Closing Statement and the accompanying certificate, and (B) the date the Buyer is first permitted to review and make copies of the Seller Calculation Materials, the Buyer shall notify the Seller in writing of its agreement or disagreement with the Final Closing Statement and the accuracy of any of the Seller’s Calculations (which notice shall state the basis of Buyer’s disagreements, if any).  Any disputes by Buyer of any aspect of the Final Closing Statement shall be limited to conformity to GAAP and consistency with past practices and any disputes by Buyer with respect to the Estimated Net Tangible Asset Value shall be limited to conformity to GAAP and consistency with past practices.  If the Buyer does not dispute any aspect of the Final Closing Statement or the amount of any of the Seller’s Calculations, the Final Closing Statement and the Seller’s Calculations shall be final and binding on the parties effective as of the first Business Day after the later of the expiration of (i) the Buyer’s thirty (30) day review period or (ii) the review conducted by the Buyer and/or its representatives.

d)
Resolution of Disputes.  If, after the Buyer’s review provided for in subsection (c) above, the Buyer and its representatives still disagree with the Seller’s Calculations, Buyer shall present Seller with the Buyer’s proposed alternative calculations (the “Buyer’s Calculations”) and shall make available to Seller and Seller’s representatives the work papers, schedules and calculations used in the preparation of the Buyer’s Calculations.  If Seller does not accept the Buyer’s Calculations, the Buyer and the Seller shall promptly select a mutually acceptable independent accounting firm (other than the Seller’s independent accountants and the Buyer’s independent accountants) (such accounting firm being the “Independent Accounting Firm”) to resolve the remaining disputed items (the “Remaining Disputed Items”) within thirty (30) days after the date of the Buyer’s rejection of the Seller’s Calculations by conducting its own review of the Final Closing Statement (along with the Seller Calculation Materials and the work papers, schedules and calculations used in the preparation of the Buyer’s Calculations) and thereafter selecting either the Seller’s Calculations of the Remaining Disputed Items or the Buyer’s Calculations of the Remaining Disputed Items or an amount in between the two.  Each of the Seller and the Buyer agrees that it shall be bound by the Independent Accounting Firm’s determination of the Remaining Disputed Items. The fees and expenses of the Independent Accounting Firm (which shall be required to execute a confidentiality agreement) shall be paid fifty percent (50%) by the Seller and fifty percent (50%) by the Buyer, provided that the total amount shall not exceed $40,000.

e)	Final Settlement.

(i)
As used in this Section 2.2, the Net Tangible Asset Value as of the Closing Date, as finally determined pursuant to subsection (c) or (d) shall be referred to as the “Actual Net Tangible Asset Value”.  If the Actual Net Tangible Asset Value is (1) less than $0.00 and (2) less than the Estimated Net Tangible Asset Value, then the Seller shall, no later than five (5) Business Days after the date of such final determination, pay to the Buyer an amount equal to the difference between the Actual Net Tangible Asset Value and the lesser of the Estimated Net Tangible Asset Value or $0.00, together with interest on the amount of such difference at the interest rate of the Escrow Funds in the Escrow Account (the “Escrow Rate”) from the Closing Date to the date of payment (the “Deficiency True Up Payment”).  The Deficiency True Up Payment shall be made out of the Escrow Funds to the Buyer pursuant to the Escrow Agreement upon final determination.  If the Actual Net Tangible Asset Value is less than $0.00 but greater than the Estimated Net Tangible Asset Value, the Buyer shall, no later than five (5) Business Days after the date of such final determination, refund to the Seller an amount equal to the difference between such Actual Net Tangible Asset Value and the Estimated Net Tangible Asset Value, together with interest on the amount of such difference at the Escrow Rate from the Closing Date to the date of payment, such payment to be made by wire transfer of immediately available funds to such bank account as the Seller may designate (or, in the absence of any such designation, by corporate check mailed to the Seller).

(ii)
The amounts of the Assumed Inventory Liabilities, the Assumed Transferred Employees Liabilities, the Assumed Commissions, the Day-to-Day Expenses, and the Other Assumed Liabilities as of the Closing Date assumed by the Buyer shall be the amounts finally determined pursuant to this Section 2.2.

2.3.	Payment of the Purchase Price at Closing. At Closing, the Buyer shall pay the Purchase Price as follows:

a)
$320,000 (the “Escrow Funds”) shall be paid by the Buyer to the Escrow Agent named in the escrow agreement substantially in the form attached hereto as Exhibit B with such changes as shall be mutually acceptable to the Escrow Agent, Buyer and Seller (the “Escrow Agreement”), and shall be available to the Buyer to fund, to the extent of such Escrow Funds, any indemnification obligation of the Seller to the Buyer under Section 10 hereof and the Deficiency True Up Payment (it being understood that in no event shall the aggregate of the amounts of the Deficiency True Up Payment and Seller’s indemnification obligation under Section 10 exceed the Escrow Funds).  The Escrow Agent shall deliver the Escrow Funds to the Seller on the twelve (12) month anniversary of the Closing Date, unless (i) the final amount of the Deficiency True Up Payment has not been determined or (ii) Buyer in good faith has notified the Seller of one or more Losses or Claims (including Third Party Claims) on or prior to such date in accordance with Section 10, in which case the portion of Escrow Funds equal to such Deficiency True Up Payment or Losses or Claims shall be retained by the Escrow Agent until the liability of Seller shall have been finally determined pursuant to Section 10;

b)	on behalf of the Seller, the Debt Amount (defined below), by wire transfer of immediately available funds to the bank account(s) designated in the payoff letters described in Section 3.2(c); and

c)	the balance of the Purchase Price by wire transfer of immediately available funds to the bank account designated by Seller on Schedule 2.3.

2.4.
Allocation of Purchase Price.  The Buyer shall prepare an allocation of the Purchase Price and the Assumed Liabilities (and all other capitalized costs) among the Acquired Assets in accordance with Section 1060 of the Code and the Treasury regulations thereunder (and any similar provision of state, local or foreign law, as appropriate), which allocation shall be binding upon the Seller and Buyer.  Buyer shall deliver such allocation to Seller within sixty (60) days after the final determination of the Purchase Price pursuant to Section 2.2 hereof, Buyer and Seller and their Affiliates shall report, act and file Tax Returns (including, but not limited to Internal Revenue Service Form 8594) in all respects and for all purposes consistent with such allocation prepared by the Buyer.  The Seller shall timely and properly prepare, execute, file and deliver all such documents, forms and other information as the Buyer may reasonably request to prepare such allocation.  Neither the Buyer nor the Seller shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable law.

3.           CLOSING.

3.1.
Time and Place.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held at the offices of Bingham McCutchen LLP, 2020 K Street, NW, Washington, D.C., at 10:00 a.m., or at such other place as may be mutually agreed upon by the Parties.  The Closing shall take place within (a) three (3) Business Days after all of the conditions set forth in Sections 7, 8 and 9 have been satisfied or waived, or (b) at such other time as may be fixed by agreement between the Parties (the “Closing Date”).  The effective time of the Closing shall be the close of business on the Closing Date (i.e., 5:00 p.m. prevailing Eastern Time).

3.2.	Seller’s Deliveries. At the Closing, the Seller shall deliver to the Buyer:

a)	possession of all tangible assets comprising the Acquired Assets;

b)	a Bill of Sale substantially in the form attached hereto as Exhibit C (the “Bill of Sale”), duly executed by the Seller;

c)
all appropriate payoff letters or other documentation sufficient to evidence satisfaction and payment of the outstanding balances under any indebtedness for borrowed money of the Seller listed in Schedule 3.2(c) and any interest therein or thereon (the “Debt Amount”) and all applicable Encumbrance releases, cancelled notes or other evidence of indebtedness duly marked as cancelled;

d)	the Assignment and Assumption Agreement in the form attached hereto as Exhibit D (the “Assignment and Assumption Agreement”), executed by the Seller;

e)	the Escrow Agreement, executed by the Seller and the Escrow Agent;

f)
copies of the resolutions adopted by each of the Board of Directors and either the action by written consent of the stockholders of the Seller holding not less than a majority of the voting power of Seller’s outstanding shares or minutes of a meeting of stockholders authorizing (i) this Agreement and (ii) the name change of Seller contemplated by Section 6.4; either of the foregoing as required under Section 271 and 242 of the Delaware General Corporation Law, and such further resolutions of the Board of Directors as may be necessary to authorize the consummation by the Seller of the transactions contemplated hereby, in each case certified by the Secretary of Seller;

g)	the Non-Compete and Confidentiality Agreement in the form attached hereto as Exhibit E executed by each of Norman Corn and Patrick Delaney;

h)	a certificate of the Seller, substantially in the form set forth in Treasury Regulation Section 1.1445-2(b)(2);

i)	such other certificates, instruments or documents as Buyer may reasonably request in order to effect and document the transactions contemplated hereby; and

j)
all such other general instruments of transfer, assignment and conveyance, assignments, evidences of consent, waiver or other approval, and other instruments or documents in form and substance reasonably satisfactory to the Buyer, as shall be reasonably necessary (x) to evidence or perfect the sale, assignment, transfer and conveyance of the Acquired Assets to the Buyer (including assignments in respect of the Transferred Contracts and the Intellectual Property) and effectively vest in the Buyer all of the Seller’s right, title and interest in the Acquired Assets free and clear of any and all Encumbrances, together with possession (or constructive possession, in the case of intangibles) thereof, all in accordance with the terms and conditions of this Agreement and (y) to evidence the assumption by the Buyer of the Assumed Liabilities.

3.3.	Buyer’s Deliveries. At the Closing, the Buyer shall deliver to the Seller:

a)	the Purchase Price in accordance with Section 2.1 and Section 2.3;

b)	the Assignment and Assumption Agreement, executed by the Buyer;

c)	the Escrow Agreement, executed by the Buyer and the Escrow Agent;

d)
a copy of the resolutions adopted by the Board of Directors of the Buyer authorizing this Agreement and authorizing the consummation by the Buyer of the transactions contemplated hereby, certified by the Secretary of the Buyer; and

e)	such other certificates, instruments or documents as Seller may reasonably request in order to effect and document the transactions contemplated hereby.

4.           REPRESENTATIONS AND WARRANTIES OF THE SELLER.  As a material inducement to the Buyer to enter into this Agreement and consummate the transactions contemplated hereby, the Seller represents and warrants to the Buyer, as of the date hereof, and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4) as follows:

4.1.
Organization of Seller; Authority.  The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Seller has delivered to the Buyer complete and correct copies of its Certificate of Incorporation and By-Laws and all amendments thereto, and no amendments thereto are pending or under consideration by the Seller, other than an amendment to its Certificate of Incorporation to change Seller’s name and possibly increase its capitalization.  The Seller is not in violation of any term of its Certificate of Incorporation.  The Seller has all requisite corporate power and authority to own and hold the Acquired Assets, to carry on the Business as such business is now conducted and to execute and deliver this Agreement and the other documents, instruments and agreements contemplated hereby or thereby to which it is a party (collectively, the “Transaction Documents”) and to carry out all actions required of it pursuant to the terms of the Transaction Documents.

4.2.
Qualification.  The Seller is qualified to do business as a foreign corporation in, and is in good standing under the laws of, the State of New Jersey.  The Seller is qualified to do business as a foreign corporation in, and is in good standing under the laws of, each other jurisdiction in which the conduct of the Business or the ownership of the Acquired Assets makes such qualification necessary, all of which are set forth on Schedule 4.2 of the Disclosure Schedules, except in any such jurisdiction where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect.

4.3.
Corporate Approval; Binding Effect.  The Seller has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.  As of the Closing, the Seller shall have obtained all necessary authorizations and approvals, if any, from its stockholders required for the execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.  Each of the Transaction Documents to which the Seller is a party has been duly executed and delivered by the Seller and, assuming the due execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

4.4.	Subsidiaries. Except as set forth in Schedule 4.4 of the Disclosure Schedules, the Seller has no Affiliates or subsidiaries which own any assets used in the Business.

4.5.
Non-Contravention.  The execution and delivery by the Seller of the Transaction Documents to which it is a party and the consummation by the Seller of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provision of the Certificate of Incorporation or By-Laws of the Seller, each as amended to date; (b) assuming the requisite approval of Seller’s stockholders noted in Section 3.2(f) is obtained, result in the violation in any material respect of any law, rule, regulation, order, judgment or decree of any court or governmental or regulatory authority to which the Seller or any of its property is subject; (c) except as set forth on Schedule 4.5 of the Disclosure Schedules, constitute a violation of, or be in conflict with, or constitute or create a default under, or result in the breach of, or create in any person or entity the right to accelerate, modify or cancel or require any notice under, or result in the creation or imposition of any Encumbrance upon any property of the Seller (including without limitation any of the Acquired Assets) pursuant to any agreement or instrument to which the Seller is a party or by which the Seller or any of its properties (including without limitation any of the Acquired Assets) is bound or to which the Seller or any of such properties is subject.

4.6.
Governmental Consents.  Except as set forth on Schedule 4.6 of the Disclosure Schedules and as contemplated by this Agreement in connection with the change of the Seller’s corporate name, no material consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority is required for the execution and delivery by the Seller of the Transaction Documents to which it is a party or for the consummation by the Seller of the transactions contemplated hereby or thereby.  The Seller has and maintains, and the Permits listed on Schedule 1.1(n) hereto include, all material licenses, permits and other authorizations from all governmental authorities needed for the conduct of the Business as conducted at present, or in connection with the ownership or use of the Acquired Assets.  Except as designated on Schedule 4.6 of the Disclosure Schedules, the Seller has delivered to the Buyer true and complete copies of the Permits, if any, together with any material information known to the Seller with respect to the transferability of each Permit.

4.7.
Financial Statements.  The Seller has delivered the following financial statements (the “Financial Statements”) to the Buyer: (i) the audited balance sheets of the Seller as of December 31, 2005 and 2006 (the “Audited Balance Sheets”), and the related statements of income, retained earnings and cash flows of the Seller for the fiscal years then ended (together with the Audited Balance Sheets, collectively, the “Audited Financials”) and (ii) the unaudited balance sheet of the Business as of September 30, 2007 (the “Interim Balance Sheet”) and the related unaudited statements of income, retained earnings and cash flows of the Business for the nine (9) month period then ended (together with the Interim Balance Sheet, collectively, the “Interim Financials”).  Each of the Financial Statements has been prepared in accordance with GAAP, consistently applied, subject to year end adjustments and the absence of notes in the case of the Interim Financials.  Each of the Financial Statements fairly presents the financial condition and the results of operations, the changes in shareholders equity and cash flows as at the respective dates and for the respective period referred to in such Financial Statement.  The Financial Statements have been prepared from and are in accordance with the books and records of the Seller.  The books of account and other financial records of the Seller represent actual, bona fide transactions.

4.8.
Absence of Certain Changes.  Except as set forth on Schedule 4.8 of the Disclosure Schedules, since September 30, 2007, the Seller has carried on the Business as it relates to the Acquired Assets only in the ordinary course consistent with past practice, and has not:

a)
made any change in its assets, liabilities, sales, income or business, or in its relationships with suppliers, customers or lessors, other than changes which were both in the ordinary course of business and have not been, either individually or in the aggregate, materially adverse;

b)	acquired or disposed of any asset or property valued in excess of $1,000 other than in the ordinary course of business;

c)	received any notice of termination of any Transferred Contract or suffered any damage, destruction or loss, whether or not covered by insurance;

d)	declared, set aside or paid any dividend or made any other distributions in respect of its capital stock;

e)	directly or indirectly redeemed, purchased or acquired any of its capital stock or options to acquire its capital stock;

f)
increased the compensation, pension or other benefits payable or to become payable to any of its directors, officers, employees or consultants of the Business, or increased any bonus payments or arrangements made to or with any of them (other than pursuant to the terms of any existing written agreement or plan of which the Buyer has been supplied complete and correct copies);

g)
discharged or canceled any debt or claim in excess of $1,000 or waived any right of material value of the Business other than compromises of accounts receivable and accounts payable in the ordinary course of business;

h)	entered into any transaction or contract other than in the ordinary course of business (except for this Agreement);

i)	incurred any severance pay obligations by reason of this Agreement or the transactions contemplated hereby;

j)
incurred any obligations, liabilities or commitments whether absolute, accrued, contingent or otherwise (including, without limitation, liabilities as a guarantor or otherwise with respect to obligations of others) with respect to the Business, other than obligations and liabilities incurred in the ordinary course of business;

k)	incurred any mortgage, pledge, lien, lease, security interest or other charge or encumbrance on any of its assets, tangible or intangible except for existing indebtedness to Bridge Bank, N.A.;

l)
discharged or satisfied any lien or encumbrance or paid any obligation or liability (fixed or contingent) with respect to the Business other than (A) current liabilities included in the Interim Balance Sheet and (B) current liabilities incurred since the date of the Interim Balance Sheet in the ordinary course of the business;

m)
failed to replenish inventory and supplies in a normal and customary manner consistent with prior practice, or any commitment to purchase in excess of the normal, ordinary and usual requirements of the Business or at any price in excess of the then current market price or upon terms and conditions more onerous than those usual and customary for the Seller in accordance with prior practice, or made any change in its selling, pricing, advertising or personnel practices inconsistent with prior practice;

n)	made or agreed or committed to make any capital expenditure or capital additions or improvements in excess of $5,000 individually or $15,000 in the aggregate;

o)	made any material change in any accounting procedures or practices applied in keeping its books and records; or

p)	taken any action or omitted to take any action that would result in the occurrence of any of the foregoing.

4.9.
Litigation.  Except as set forth in Schedule 4.9 of the Disclosure Schedules, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Seller, threatened, relating to or affecting any of the Acquired Assets or the Business.  There is no action, suit, proceeding or investigation pending or, to the knowledge of the Seller, threatened, or which questions the validity of the Transaction Documents or challenges any of the transactions contemplated hereby or thereby, nor, to the knowledge of the Seller, is there any basis for any such action, suit, proceeding or investigation.

4.10.
Conformity to Law.  The Seller has complied with, and is in compliance with, in all material respects, all laws, statutes, governmental regulations and all judicial or administrative tribunal orders, judgments, writs, injunctions, decrees or similar commands applicable to the Business or any of the Acquired Assets (including, without limitation, any labor or other law, regulation or ordinance).  Except as set forth on Schedule 4.10 of the Disclosure Schedules, the Seller has not committed, been charged with or, to the knowledge of the Seller, is or has been under investigation with respect to, nor does there exist, any violation of any provision of any federal, state or local law or administrative regulation in respect of the Seller, and with respect to the Business or any of the Acquired Assets.

4.11.
Title to Acquired Assets; Sufficiency of the Acquired Assets.  The Seller has good and marketable title to or, in the case of leased or licensed Acquired Assets, a valid and binding leasehold interest in or license to or rights under (as the case may be), all of the Acquired Assets.  Except as set forth on Schedule 4.11 of the Disclosure Schedules, the Seller has the full right to sell, convey, transfer, assign and deliver the Acquired Assets, without the need to obtain the consent or approval of any third party.  Except for liens described on Schedule 4.11 of the Disclosure Schedules and Permitted Liens, all of the Acquired Assets are entirely free and clear of Encumbrances.  All of the Acquired Assets are in good condition and repair (reasonable wear and tear excepted).  At and as of the Closing, the Seller will convey the Acquired Assets to the Buyer, and the Buyer will then have, subject to Buyer paying the Debt Amount on behalf of the Seller as described herein, good and marketable title to all of the Acquired Assets, free and clear of all Encumbrances other than Permitted Liens.  The Acquired Assets include all tangible assets and Intellectual Property that are necessary for the conduct of the Business immediately prior to the Closing and are adequate to conduct the Business as currently conducted by the Seller.

4.12.	Environmental Matters. Except as set forth on Schedule 4.12 of the Disclosure Schedules,

a)
the Seller (as it relates to the Business) is in material compliance with all applicable federal, state, local and foreign laws, orders, rules and regulations pertaining to environmental matters, including without limitation those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, as amended, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the protection of health, safety or the environment (collectively, “Environmental Laws”), which compliance includes, but is not limited to, the possession by the Seller of material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, if applicable;

b)
there have been no environmental significant releases (except for releases in accordance with valid environmental permits or remediated through negotiated agreements with regulatory agencies) of any “Hazardous Substances” (which term shall mean collectively contaminants; pollutants, toxic, radioactive or hazardous waste, chemicals, substances, materials and constituents; petroleum and petroleum products; polychlorinated biphenyls; medical waste; infectious waste; asbestos; and urea formaldehyde) into the soil, surface water or ground water at the Leased Property, and no known soil, air, surface water or ground water contamination exists at the Leased Property;

c)
to the knowledge of the Seller, Seller has no liability under any Environmental Law for any Hazardous Substances manufactured, generated, transported, used, stored, refined, processed, treated recycled or disposed of by Seller that have come to be located at any property other than the property leased by Seller; and

d)
the Seller has not received written notice of, nor, to the knowledge of the Seller, is Seller the subject of, any actions, causes of action, claims, investigations, demands or notices by any person alleging liability under or noncompliance with any Environmental Law relating to the property leased by Seller.

4.13.
Equipment.  Schedule 1.1(f) sets forth a complete and accurate list of all of the Equipment of the Seller other than items having a book or market value individually of less than $1,000.  The Personal Property Leases listed on Schedule 1.1(o) hereto include all leases by the Seller of any item of personal property used in the Business with annual lease payments in excess of $2,500.  The Equipment held by the Seller is utilized by the Seller in the ordinary course of business and is in good condition and repair for its present use in the Business, ordinary wear and tear excepted.

4.14.
Territorial Restrictions.  Except as set forth in Schedule 4.14 of the Disclosure Schedules, the Seller has not entered into any agreement which would restrict it from carrying on the Business anywhere in the world.  No action or inaction on the part of the Seller in respect of the Business or the Assumed Liabilities, to the knowledge of the Seller without any independent investigation or knowledge of the Buyer’s intentions or operations, will result in the Buyer being restricted from carrying on the Business anywhere in the world (other than those restrictions imposed by any applicable law) upon the Buyer’s purchase of the Business from the Seller pursuant hereto or the assumption the of Assumed Liabilities.

4.15.
Inventories.  The Inventories consist solely of, and the Inventories to be purchased by the Buyer hereunder will consist solely of, material and goods of a quality and quantity which are usable or saleable in the ordinary course of operation of the Business, net of any reserve for excessive or obsolete inventories reflected on the Interim Balance Sheet.  The Inventories are adequate for present needs of the Business, are fairly reflected on the books of account of the Seller, stating items of Inventory at the lower of cost or market value in accordance with GAAP, consistently applied, with adequate allowance for excessive or obsolete inventories.

4.16.
Insurance.  Schedule 4.16 of the Disclosure Schedules lists all policies of fire, liability, workmen’s compensation, life, property and casualty and other insurance owned or held by the Seller in connection with the Business.  To the knowledge of the Seller, such policies of insurance provide adequate insurance coverage for the Acquired Assets for all risks to which the Seller is normally exposed.  All such policies (a) are in full force and effect and (b) will remain in full force and effect through the Closing Date.  The Seller is not in default with respect to any of its obligations under any of such insurance policies and has not received any notification of cancellation of any such insurance policies.  No insurance carrier has denied coverage for any claim asserted by the Seller since August 15, 2003, nor has any insurance carrier declined to provide any coverage to the Seller since August 15, 2003 except for denials which did not materially adversely affect the Business.

4.17.	Contracts.

a)
Schedule 4.17 of the Disclosure Schedules sets forth a complete and accurate list of all existing contracts with respect to or relating to the Business to which the Seller is a party or by which the Seller is bound or to which the Seller or any of the Acquired Assets is subject, except (x) contracts entered into in the ordinary course of business after the date hereof and prior to the Closing, which will be identified to the Buyer in writing prior to the Closing, and (y) contracts with payments due or from Seller in an amount less than $10,000 per year terminable by the Seller upon thirty (30) days’ notice or less without the payment of any termination fee or penalty.  As used in this Section 4.17, the word “contract” means the following (with respect to or relating to the Business):

(i)
for the last four years, contracts and other agreements with any current or former officer, director, employee, consultant or shareholder or any partnership, corporation, limited liability company, joint venture or any other entity in which any such person has an interest;

(ii)	agreements with any labor union or association representing any employee;

(iii)	contracts with customers or clients of the Business in excess of $10,000;

(iv)	performance bonds or other security agreements provided by any party in connection with the Business;

(v)
except for this Agreement, contracts and other agreements for the sale of any of the Seller’s assets or properties other than in the ordinary course of business or for the grant to any Person of any preferential rights to purchase any of the Seller’s assets or properties;

(vi)	joint venture agreements relating to the Business or by or to which any of the Acquired Assets are affected or subject;

(vii)
except for this Agreement, contracts or other agreements under which the Seller agrees to indemnify any party (other than indemnification clauses that are set forth in any contracts that are part of the Acquired Assets or in invoices entered into in the ordinary course consistent with past practice, the forms of which have been provided to the Buyer), to pay liquidated damages, to share tax liability of any party, or to refrain from competing with any party;

(viii)	contracts or other agreements with regard to Indebtedness;

(ix)	agreements under which the Seller has granted a lien or Encumbrance upon any of the Acquired Assets;

(x)	distribution, marketing, sales representative or dealership agreements;

(xi)	agreements for the lease of personal property;

(xii)	agreements for the lease of real property; or

(xiii)
other contracts or other agreements whether or not made in the ordinary course of business to the extent that the amount payable by or to the Seller thereunder is more than $10,000 in the aggregate per year.

b)
The Seller has delivered to the Buyer true, correct and complete copies of all such contracts, together with all modifications and supplements thereto.  Each of the contracts listed on Schedule 4.17 of the Disclosure Schedules or any of the other Disclosure Schedules is in full force and effect, the Seller is not in breach in any material respect of any of the provisions of any such contract (including, without limitation, any insurance obligations thereunder), nor, to the knowledge of the Seller, is any other party to any such contract in default thereunder in any material respect, nor does any event or condition exist which with notice or the passage of time or both would constitute a default thereunder.  Except as set forth in Schedule 4.17 of the Disclosure Schedules, the Seller has in all material respects performed all obligations required to be performed by it to date under each such contract.

4.18.	Employment Matters.

a)
Employees.Schedule 4.18(a) of the Disclosure Schedules sets forth a complete and accurate list of (i) each consultant, employee, manager, officer and director of the Seller employed in the Business who are Transferred Employees and (ii) each such person’s title, current salary and any other relevant compensation and benefits.  There have been no changes in the rate or character of such compensation since July 31, 2007.

b)	Contracts with Employees.

(i)	Schedule 4.18(b)(i) of the Disclosure Schedules sets forth a true, correct and complete list of all of the agreements between the Seller and any and all of the Transferred Employees.

(ii)
Except as set forth on Schedule 4.18(b)(ii) of the Disclosure Schedules, the Seller has no employment agreement, written or oral, with any currently active employee employed in the Business, including any agreement to provide any bonus or benefit to any such employee.

(iii)
Except as set forth on Schedule 4.18(b)(iii) of the Disclosure Schedules, since December 31, 2006, the Seller has not made any pension payment which has not been disclosed to the Buyer prior to the date hereof, or paid any bonus or made any other payment, other than base salary, or become obligated to make any such payment, to any consultant, employee, manager, officer or director of the Seller employed in the Business.  Except as set forth on Schedule 4.18(b)(iii) of the Disclosure Schedules, the Seller has no outstanding loans or advances to employees employed in the Business.

4.19.	Employee Benefit Plans.

a)
Schedule 4.19 of the Disclosure Schedules lists all benefit and compensation plans including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans maintained or contributed to by the Seller for the benefit of any employee or former employees of the Business (the “Plans”).  True and complete copies of the Plans, including, but not limited to, any trust instruments and insurance contracts forming a part of any Plans, all amendments thereto and any other documents related to the Plans reasonably requested by Buyer, have been provided or made available to Buyer.  The Seller does not now maintain or contribute to, and has no liability with respect to or obligation under, any employee benefit plans other than the Plans.

b)
Each of the Plans has been administered in all material respects in compliance with its terms and with applicable law (including, where applicable, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”)).

c)
Each of the Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified and, to the Seller’s knowledge, there is no fact or set of circumstances that has adversely affected, or is reasonably likely to affect adversely, the qualification of such Plan prior to the Closing or which requires or could require action under compliance resolution programs of the IRS to preserve such qualification.

d)
Except as set forth on Schedule 4.19 of the Disclosure Schedules, no Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Business for periods extending beyond their termination of service (by retirement or otherwise), other than (i) coverage mandated by applicable law, (ii) death benefits under any “pension plan,” as that term is defined in Section 3(2) of ERISA, or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

e)
Each group health plan benefiting any current or former employee of the Business, the Seller or each member of any trade or business (whether or not incorporated) (i) under common control with the Seller within the meaning of Section 4001(b)(1) of ERISA or (ii) which together with the Seller is treated as a single employer under Section 414(t) of the Code, that is subject to the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA or applicable state insurance law has been operated in all material respects in compliance with such requirements.

f)
There are no pending or, to the Seller’s knowledge, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto or any fiduciary or service provider thereof.

g)
No liability (contingent or otherwise) to the Pension Benefit Guaranty Corporation (“PBGC”) or any multi-employer plan (as defined in ERISA) has been incurred by either the Seller or any entity which under Section 414 of the Code is treated as a single employer with the Seller.

h)
With respect to each Plan for which a separate fund of assets is or is required to be maintained, full payment has been made of all amounts that the Seller is required, under the terms of each such Plan or applicable law, to have paid as contributions to that Plan as of the Closing Date.

i)
The execution of this Agreement and the consummation of the transactions contemplated hereby will not, by itself or in combination in any other event (regardless of whether that other event has or will occur), result in any payment (whether of severance pay or otherwise) becoming due from any Plan to any current or former director, officer, consultant or employee of the Seller or result in the vesting, acceleration of payment or increases in the amount of any benefit payable to or in respect of any such current or former director, officer, consultant or employee.

4.20.
Labor Relations.  The Seller is not a party to any collective bargaining or similar agreement.  There is no strike, labor dispute, slowdown, stoppage or other material interference with or impairment by labor of the Business actually pending or, to the Seller’s knowledge, threatened, against Seller.

4.21.	Intellectual Property.

a)
Except as set forth on Schedule 4.21(a) of the Disclosure Schedules (which noncompliance shall be remedied prior to Closing pursuant to Section 8.10), the Seller owns, or has valid rights to use, all of the Intellectual Property used in the conduct of the Business as currently conducted, used or held for use by it in connection with the Business as currently conducted, or currently being developed by the Seller for the Business, including without limitation the Seller’s design, development, reproduction, manufacture, branding, marketing, use, distribution, import, licensing, provision and sale of the Products.

b)
Schedule 1.1(b) sets forth a complete and accurate list of the (i) Registered Intellectual Property; (ii) the following categories of Owned Intellectual Property:  all Owned Software, domain names, trademarks, service marks and patents; (iii) the Licensed Intellectual Property; and (iv) the Licensor Intellectual Property not otherwise described above.

c)
Subject to any applicable Licensed Intellectual Property (including, but not limited to Open Source Software licenses) set forth on Schedule 4.21(c) of the Disclosure Schedules, the Seller is the exclusive owner of the entire and unencumbered right, title and interest in and to the Owned Intellectual Property, and has a valid right to use the Owned Intellectual Property and the Licensed Intellectual Property used in or necessary for the Business as presently conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such right, except as set forth on Schedule 4.21(c) of the Disclosure Schedules.  No claims are pending and, to the knowledge of the Seller no claims are threatened, by any Person (i) regarding the use of any such Owned Intellectual Property or Licensed Intellectual Property, (ii) alleging that any services provided by, processes used by or the Products of the Seller infringe or misappropriate any intellectual property right of any third party or (iii) challenging or questioning the validity or effectiveness of any license or agreement, and, to the knowledge of the Seller, there is no basis for such claim.  The use by the Seller of the Owned Intellectual Property and the Licensed Intellectual Property in the ordinary course of business does not infringe on the rights of any Person.  As of the Closing Date, the Seller will be in full compliance with all provisions of all licenses included in the Licensed Intellectual Property.

d)
Except as set forth on Schedule 4.21(d) of the Disclosure Schedules, (i) the Seller has the legal right to license, assign and transfer all the Licensor Intellectual Property that the Seller has licensed to third parties or authorized third parties to use; (ii) all licenses or other agreements pursuant to which the Seller has licensed or authorized others to use any Licensor Intellectual Property are in full force and effect and, to the knowledge of Seller, there is no default by any party thereto; and (iii) the license or transfer of any Licensor Intellectual Property does not infringe on the rights of any Person.

e)
All of the Registered Intellectual Property has been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights, or the corresponding offices of other jurisdictions as identified on Schedule 4.21(e) of the Disclosure Schedules, and has been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations of the United States and each such other jurisdiction.

f)
Except as set forth on Schedule 4.21(f) of the Disclosure Schedules, the Seller has taken all steps reasonably required to establish and preserve its ownership of all Owned Intellectual Property rights with respect to the Business.  The Seller has not made any such information that it reasonably deems to be confidential or proprietary information available to any Person, other than employees or consultants of the Seller, except pursuant to written agreements requiring the recipients to maintain the confidentiality of such information and appropriately restricting the use thereof.

g)
Except with respect to Open Source Software set forth on Schedule 4.21(g) of the Disclosure Schedules, none of the Seller’s current or former employees (including any such employees who have designed, written, tested or worked on any software code contained in any Products or otherwise materially contributed to the development of any Products), or the consultants and independent contractors currently or previously engaged by the Seller who have written, tested or worked on any software code contained in any Products or otherwise materially contributed to the development of any Products, have any claim or ownership interest in the Products as they relate to the Acquired Assets or any of the Seller’s Intellectual Property.  Other than under a confidentiality or nondisclosure agreement or contractual provision relating to confidentiality and nondisclosure, there has been no disclosure to any third party of material confidential information or trade secrets of the Seller related to any Products as they relate to the Acquired Assets.  Neither the Seller, or to the Seller’s knowledge, any employee or agent of the Seller has developed or assisted in the development by any third party of any product or computer program based on the Products as they relate to the Acquired Assets (except with respect to Seller’s customization of the Products for its customers and clients).

h)
Except as set forth on Schedule 4.21(h) of the Disclosure Schedules, the Seller has not granted nor is it obligated to grant access or a license to any of its source code to any Owned Intellectual Property (including, without limitation, in any such case any conditional right to access or under which Seller has established any escrow arrangement for the storage and conditional release of any of its source code).

i)
Except as set forth on Schedule 4.21(i) of the Disclosure Schedules, the Seller does not have any obligation to pay any third party any future royalties or other fees for the continued use of Intellectual Property and will not have any obligation to pay such royalties or other fees arising from the consummation of the transactions contemplated by this Agreement.

j)
The Owned Software and the Products conform to the specifications identified on Schedule 4.21(j) of the Disclosure Schedules applicable to such Owned Software and Products.  Except as described on Schedule 4.21(j) of the Disclosure Schedules, the Owned Software and the Products are free of defects in programming and operation and do not contain any passwords, keys, security devices, trap doors or, to the knowledge of the Seller, any instructions commonly referred to as Trojan horses, worms, self-destruct mechanisms, or time/logic bombs that (1) interfere with the functionality described in the applicable specifications or (2) interfere with the use of the Owned Software or the Products or have an adverse impact on the operation of other software programs or operating systems with which such Owned Software or Products have interfaced in the past.

k)
Except as set forth in Schedule 4.21(k) of the Disclosure Schedules, no Open Source Software is, forms part of, has been used in connection with the development of, is incorporated into or has been distributed with, in whole or in part, any Owned Software or Product.  With respect to any such items of Open Source Software, Schedule 4.21(k) of the Disclosure Schedules identifies the underlying Open Source Software, the agreement governing the use of such Open Source Software, the particular Owned Software and/or Products in which such Open Source Software is present, the general nature of any modifications to such Open Source Software in the Owned Software and/or Products, and whether such modifications were made by the Seller or by its agent.  Except as set forth in Schedule 4.21(k) of the Disclosure Schedules, with respect to any such items of Open Source Software, no such use, development, incorporation or distribution of such Open Source Software as part of the Products, or any other use of or activities with respect to such Open Source Software by the Seller (i) requires the licensing, disclosure or distribution of any source code for Seller Software or Products (other than source code that is a part of such Open Source Software) or Intellectual Property Rights of the Seller to licensees or any other Person, (ii) prohibits or limits the receipt of consideration in connection with licensing, sublicensing or distributing any other Seller Software or Seller Products, (iii) except as specifically permitted by applicable law, allows any Person to decompile, disassemble or otherwise reverse-engineer any other Seller Software, or (iv) requires the licensing of any other Seller Software or Seller Products to any other Person for the purpose of making derivative works, all as such would affect the Acquired Assets.

4.22.
Suppliers and Customers.  Schedule 4.22 of the Disclosure Schedules sets forth the ten (10) largest suppliers of the Business based on purchases by the Business, and the ten (10) largest customers of the Business based on sales by the Business, for the year ended on December 31, 2006 and the nine (9) month period ending on September 30, 2007.  The relationships of the Seller with such suppliers and customers are good commercial working relationships and, except as set forth on Schedule 4.22 of the Disclosure Schedules, no supplier or customer of material importance to the Business has cancelled or otherwise terminated, or notified the Seller of its intent to cancel or otherwise to terminate, its relationship with the Seller or has during the last twelve (12) months decreased materially, or threatened in writing to decrease or limit materially, its services, supplies or materials for use in the Business or its usage or purchase of the services or products of the Seller, except for normal cyclical changes related to such suppliers’ or customers’ businesses.  To the knowledge of Seller, as of the date hereof, no such supplier or customer intends to cancel or otherwise substantially modify its relationship with the Seller or to decrease materially or limit its services, supplies or materials to the Seller, or its usage or purchase of the Seller’s services or products, and to the knowledge of the Seller, the consummation of the transactions contemplated hereby will not adversely affect the Seller’s relationship with any such supplier or customer, or the ability of the Buyer to conduct business with any such supplier or customer after Closing in substantially the same manner and on substantially the same terms as the Seller currently enjoys.

4.23.
Collectibility of Accounts Receivable.  All of the Accounts Receivable (less the reserve for bad debts set forth on the Interim Balance Sheet as updated at Closing, to the extent reasonably deemed necessary by Seller, in a manner consistent with GAAP and past practices) are or will be at the Closing Date valid and enforceable claims, fully collectible and subject to no setoff or counterclaim.  The Seller has no accounts or loans receivable from any Person which is affiliated with the Seller or from any director, officer or employee of the Seller.

4.24.
No Undisclosed Liabilities.  Except to the extent (a) reflected or reserved against in the Interim Balance Sheet, (b) incurred in the ordinary course of the Business after the date of the Interim Balance Sheet, or (c) described on any Schedule hereto, the Seller does not have any liabilities or obligations of any nature, whether accrued, absolute or contingent, matured or unmatured or otherwise in connection with the Business (including without limitation as guarantors or otherwise with respect to obligations of others), other than performance obligations with respect to the Seller’s contracts in connection with the Business that would not be required to be reflected or reserved against on a balance sheet prepared in accordance with generally accepted accounting principles.

4.25.
Taxes.  The Seller has filed all Tax Returns that it was required to file with respect to the Business and the Acquired Assets.  All such Tax Returns were, when filed, and continue to be, true correct and complete, and the Seller has paid all Taxes shown thereon as owing.  No action, suit, proceeding, or audit is pending against or with respect to Seller regarding Taxes of the Business or with respect to the Acquired Assets that could result in a lien on the Acquired Assets or any liability for such Taxes by Buyer.  Seller has not waived any statute of limitations or agreed to any extension of time with respect to Taxes of the Business or with respect to the Acquired Assets.  Seller is not a “foreign person” within the meaning of Section 1445(f)(2) of the Code.  Seller has no liability for the Taxes of any other Person pursuant to Treasury Regulation Section 1.1502-6, as a transferee or successor, by contract, or otherwise, which Taxes could result in a lien on the Acquired Assets or any liability of Buyer for such Taxes.  There are no liens for Taxes on any of the Acquired Assets, other than liens for Taxes not yet due and payable.

4.26.
Broker.  The Seller has not retained, utilized or been represented by any broker, agent, finder or intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement, and the Seller has not incurred or become liable for any broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

4.27.
Conflicts of Interest.  Except as set forth on Schedule 4.27 of the Disclosure Schedules, no present or former officer, director or stockholder (or affiliate thereof) of the Seller (a) is currently a party to any transaction or agreement with Seller, (b) owns, directly or indirectly, any interest in (excepting not more than a one percent (1%) stock holding for investment purposes in securities of publicly held and traded companies) or is an officer, director, manager, employee or consultant of any Person which is a competitor, lessor, lessee, customer or supplier of the Business; (c) owns, directly or indirectly, in whole or in part, any tangible or intangible property which the Seller is using in the Business or the use of which is necessary for the Business; or (d) has any cause of action or other claim whatsoever against, or owes any amount to, the Seller with respect to the Business, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under Employee Benefit Plans and similar matters and agreements.

4.28.
Indebtedness.  Except as set forth on Schedule 4.28 of the Disclosure Schedules, the Seller has no Indebtedness outstanding at the date hereof with respect to the Acquired Assets.  As of the Closing Date, the Seller will have no Indebtedness outstanding with respect to the Acquired Assets, subject to payment of the Debt Amount.

4.29.
Absence of Certain Business Practices.  Neither the Seller nor any officer, employee or agent of the Seller, nor any other Person acting on its behalf, has, directly or indirectly, within the past five (5) years given or agreed to give any gift or payment to or for the benefit of any official or employee of any governmental authority of any country or subdivision thereof, or any person acting in an official capacity on behalf of such governmental authority, or any political party or official thereof, or any candidate for political office, (i) for the purposes of illegally influencing any act or decision of such person or party in his or its official capacity, or inducing such person or party to use his or its influence to affect or influence any act or decision of such governmental authority, in order to assist the Seller in obtaining or retaining business for or with, or directing business to, any person or entity, (ii) which subjected the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (iii) for the purpose of establishing or maintaining any concealed fund or concealed bank account.  The Business is not in any manner dependent upon the making or receipt of any such gifts or payments.

4.30.
Warranties.  All products manufactured, distributed or sold by the Seller and any services rendered by the Seller have been in conformity with all applicable contractual commitments and all expressed warranties.  To the Seller’s knowledge, no liability exists or will arise for repair, replacement or damage in connection with such sales or deliveries, in excess of the reserve therefor on the Seller’s Financial Statements.

4.31.	Real Property. The Seller does not (a) own any real property or (b) lease any real property other than the Leased Property.

4.32.	Solvency.

a)	As of the Closing Date, giving effect to the transactions contemplated hereby, the Seller will be Solvent.

b)
By entering into the transactions contemplated by this Agreement the Seller does not intend to incur, and does not believe that it will incur, liabilities that will be beyond the Seller’s ability to pay as such liabilities mature.

c)
The Seller is not entering into the transactions contemplated by this Agreement or incurring any obligation pursuant to this Agreement with the intent to hinder, delay, or defraud any creditor to which the Seller is indebted on the Closing Date.

4.33.
Disclosure.  No representation or warranty by the Seller in this Agreement or in any exhibit, schedule, written statement, certificate or other document  delivered or to be delivered to the Buyer pursuant hereto or in connection with the consummation of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

5.           REPRESENTATIONS AND WARRANTIES OF THE BUYER.  As a material inducement to the Seller to enter into this Agreement and consummate the transactions contemplated hereby, the Buyer represents and warrants to the Seller, as of the date hereof, and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 5) as follows:

5.1.
Organization of Buyer; Authority.  The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Buyer has all requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to carry out all of the actions required of it pursuant to the terms of such Transaction Documents.

5.2.
Corporate Approval; Binding Effect.  The Buyer has obtained all necessary authorizations and approvals from its Board of Directors required for the execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.  Each of the Transaction Documents to which the Buyer is a party has been duly executed and delivered by the Buyer and, assuming the due execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

5.3.
Non-Contravention.  Except as set forth on Schedule 5.3, the execution and delivery by the Buyer of the Transaction Documents to which it is a party and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provisions of the Certificate of Incorporation or By-laws of the Buyer, each as amended to date; or (b) constitute a violation of, or be in conflict with, constitute or create a default under, or result in the creation or imposition of any lien upon any property of the Buyer pursuant to (i) any agreement or instrument to which the Buyer is a party or by which the Buyer or any of its properties is bound or to which the Buyer or any of its properties is subject, or (ii) any statute, judgment, decree, order, regulation or rule of any court or governmental authority to which the Buyer is subject.

5.4.
Broker.  The Buyer has not retained, utilized or been represented by any broker, agent, finder or other intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement, and the Buyer has not incurred or become liable for any broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

5.5.
Governmental Consents.  No material consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority is required for the execution and delivery by the Buyer of the Transaction Documents to which it is a party or for the consummation by the Buyer of the transactions contemplated hereby or thereby.

5.6.	Funds to Close. As of the Closing Date, the Buyer will have the necessary funds to consummate the transactions contemplated hereby.

6.           CERTAIN COVENANTS.

6.1.
Conduct of the Business by the Seller Pending Closing.  The Seller covenants and agrees that, from and after the date of this Agreement and until the Closing, except as otherwise specifically consented to or approved by the Buyer in writing:

a)
Full Access.  The Seller shall afford the Buyer and its authorized representatives full access on reasonable notice during normal business hours to all properties, assets, books, records, tax returns, financial information, contracts and documents of the Seller related to the Business and/or the Acquired Assets and a full opportunity to make such reasonable investigations as they shall desire to make of the Seller or with respect to the Acquired Assets, and the Seller shall furnish or cause to be furnished to the Buyer and its authorized representatives all such information with respect to the Business and with respect to the Acquired Assets as the Buyer may reasonably request.

b)
Carry on the Business in the Ordinary Course.  The Seller shall maintain the Acquired Assets in good operating condition and repair, normal wear and tear excepted, and make all necessary renewals, additions and replacements thereto consistent with past practices, and shall carry on the Business diligently and substantially in the same manner as heretofore and shall not make or institute any materially different methods of manufacture, purchase, sale, lease, management, accounting or operation.  Without limiting the foregoing:

(i)	the Seller shall:

(A)
pay all payables and expenses relating to the Acquired Assets as and when due, including without limitation all obligations and liabilities related to inventory, sick pay, bonuses and vacation pay payable to the Transferred Employees, commissions of the Transferred Employees and obligations and liabilities related to the Transferred Contracts, the Real Estate Lease, the Personal Property Leases and the Licensed Intellectual Property;

(B)	continue to maintain inventory levels and fund capital expenditures in the ordinary course of business consistent with past practice;

(C)	maintain the insurance for the Business set forth on Schedule 4.16;

(D)
use all commercially reasonable efforts to preserve the organization of the Business intact, keep available to the Buyer the present key officers and employees of the Seller employed in the Business and preserve for the Buyer the present relationships of the Seller’s suppliers, customers, independent contractors and others having business relations with the Seller in the Business;

(E)
comply in all material respects with all laws, regulations and orders applicable with respect to the Business or the Acquired Assets, or as may be required for the valid and effective transfer of the Acquired Assets; and

(F)
promptly advise the Buyer in writing of any action or condition which is reasonably likely to result in a diminution in value of the Acquired Assets in excess of $10,000 or which would be reasonably likely to result in any liabilities, losses, damages, costs and expenses (including without limitation the reasonable fees and disbursements of counsel) to the Buyer in excess of $5,000 after the Closing;

(ii)	the Seller shall not:

(A)
grant any general or uniform increase in the rates of pay of employees of the Business, nor grant any general or uniform increase in the benefits under any bonus or pension plan or other contract or commitment to, for or with any such employees;

(B)
increase the compensation payable or to become payable to officers, key salaried employees or agents of the Business, including but not limited to the Transferred Employees, or increase any bonus, insurance, pension or other benefit plan, payment or arrangement made to, for or with any such officers, key salaried employees or agents;

(C)
declare or pay any dividends (whether in cash, shares of stock or otherwise) on, or make any other distribution, directly or indirectly, in respect of any shares of its capital stock, or issue, purchase, redeem or acquire for value any shares of its capital stock, except as required pursuant to the issuance of shares relating to convertible securities, warrants or options;

(D)
enter into any contract or commitment or engage in any transaction with respect to the Business, including but not limited to the Transferred Employees, not in the ordinary course and consistent with the prior practices of the Business without the prior written consent of the Buyer;

(E)	cancel, amend or rescind any Transferred Contract other than in the ordinary course of business consistent with past practice;

(F)
other than pursuant to this Agreement, purchase or sell or otherwise dispose of any capital asset of the Business or incur any long-term material expenditure other than in the ordinary course of the Business and consistent with past practices;

(G)
subject to Section 6.1(d), do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any contract, commitment or obligation of the Seller with respect to the Business, including without limitation any of the Transferred Contracts;

(H)
make any material change in its accounting practices, procedures or methods or in its cash management practices, including its practices with respect to the maintenance of its working capital balances and write-downs and charge-offs of accounts receivable, collection of accounts receivable, payment of accounts payable and cash management practices generally;

(I)
make or change any material election, enter into any closing agreement, surrender any claim for refund, agree to settle any claim, file any amended Tax Return in respect of, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of, in each case, Taxes of the Business or with respect to the Acquired Assets if such action could result in a lien for Taxes on the Acquired Assets or any liability of Buyer for any such Taxes; or

(J)	agree to do anything prohibited by this Section 6.1(b)(ii).

c)
No Shopping.  Neither the Seller nor any of its representatives shall solicit, encourage, assist, provide information for, negotiate or enter into any agreement with respect to the sale of all or any substantial portion of the Acquired Assets or the Business, or the sale of any of the stock of the Seller or any merger or other business combination of the Seller to occur prior to the Closing, except in connection with the public status of the Seller and except as required in the judgment of the Seller’s board of directors in furtherance of its fiduciary obligations to its shareholders under the circumstances described in Sections 11.1(a)(v) or (vi); provided that the Seller shall promptly notify the Buyer of any such discussions, negotiations or agreement and providedfurther that the Seller shall provide the Buyer with any material information provided to any such other Person not previously provided to the Buyer.

d)
Consents of Third Parties.  The Seller will employ all commercially reasonable efforts to secure, before the Closing Date, the consent, in substance approved by the Buyer and the Buyer’s counsel, although Buyer shall not be required to expend additional funds to obtain any such consent (provided that Buyer and the Buyer’s counsel shall not unreasonably withhold or delay such approval), to the consummation of the transactions contemplated by this Agreement by each party to any of the Transferred Contracts and Permits set forth on Schedule 8.5.  In the event that the Parties agree not to request the consent of a third party necessary to the assignment of one or more of the Transferred Contracts, the Seller hereby agrees that it shall use all commercially reasonable efforts to subcontract or otherwise make available to the Buyer all of its rights pursuant to each such contract to the Buyer, and the Buyer hereby agrees to be bound by and obligated to the terms of all applicable provisions of such subcontracted agreements.  The Parties agree to use their commercially reasonable efforts to draft, review, approve and execute any and all documentation necessary or appropriate to evidence all such arrangements on or prior to the Closing Date.

e)
Cooperation.  Both parties will use all commercially reasonable efforts to cause the satisfaction of the conditions precedent contained herein and to cooperate with all reasonable requests of the other party or its counsel or agents in connection with the consummation of the transactions contemplated hereby.

6.2.
Confidential Information.  The Buyer and the Seller agree that from and after the Closing the Buyer shall be deemed to be the Owner and the Seller shall be deemed to be the Recipient of all Confidential Information relating to the Business and the Acquired Assets, as such terms are defined in that certain Confidentiality and Non-Disclosure Agreement between the Parties dated as of July 2, 2007 (the “Confidentiality Agreement”), except that nothing contained in the Confidentiality Agreement shall prevent the Seller from making any disclosures deemed necessary by the Seller to comply with applicable law as well as to effectuate any transaction in connection with its status as a public company, including without limitation, making public disclosures in its public filings or otherwise, or to use any information in connection with any potential merger, consolidation, exchange or sale of shares or otherwise of the Seller after the Closing or any transaction involving Seller’s status as a public company.

6.3.	Stockholders Meeting; Proxy Statement. The Seller, acting through the Board of Directors, shall:

1                      (i) use all commercially reasonable efforts to promptly prepare and, no later than twenty (20) days after the approval of this transaction by consent of the holders of the majority of Sellers’ outstanding shares pursuant to Delaware law, file with the SEC an information statement under Regulation 14C of the Securities Exchange Act of 1934 (the “Act”) providing the information required to be disclosed under Schedule 14C (the “Information Statement”); (ii) obtain and furnish the information required to be included by it in the Information Statement and, after consultation with the Buyer, respond promptly to any comments made by the SEC with respect to the Information Statement, and (iii) prior to the actions specified in (i) above, undertake to obtain the written consent of the holders of the majority of the Seller’s outstanding shares to approve this Agreement, the change of Seller’s corporate name and the increase in authorized capital stock of the Seller, as well as  the other transactions contemplated thereby and hereby unless, in the good faith opinion of the Board of Directors (after consultation with counsel), taking any such action might be inconsistent with its fiduciary duties to the Seller’s stockholders under applicable law, it being understood and agreed that if action by consent is not possible, then a proxy statement complying with Schedule 14A under the Act (the “Proxy Statement”) shall be filed fifteen (15) days from the date that Seller determines that action by written consent cannot be obtained, but in any event Seller shall file such Information Statement or Proxy Statement within thirty (30) days of the date hereof.

2                      if action by written consent has not been taken, include in the Proxy Statement, if such is filed, the recommendation of the Board of Directors that the stockholders of the Seller vote in favor of the approval of this Agreement and the name change of Seller, and use its reasonable best efforts to solicit from the stockholders of the Seller proxies, in favor of adoption of this Agreement;

3                      if action by written consent has not been taken, duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of considering and taking action upon the adoption of this Agreement and the transactions contemplated hereby (the “Stockholders Meeting”), to be held twenty-one (21) days following the filing of the definitive Proxy Statement with the SEC, subject to SEC review; and

4                      if at any time prior to the Stockholders Meeting, or prior to the time that the action by written consent is permitted to become effective pursuant to regulation 14C of the Act, any information relating to the Seller, or any of its Affiliates, officers or directors, should be discovered which should be set forth in an amendment or supplement to the Proxy Statement or Information Statement, as the case may be, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, whether in light of the circumstances under which they were made or in light of such newly discovered information, the Seller shall promptly notify the Buyer and shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by law, disseminated to the stockholders of the Seller.

5                      The Buyer shall, upon request, furnish the Seller with all information concerning it and its Affiliates as the Seller may reasonably deem necessary or advisable in connection with the Seller preparing the Proxy Statement or Information Statement and the Buyer shall be entitled to review and approve the statements made regarding such matters prior to filing with the SEC.  If at any time prior to the Stockholders Meeting, or the time by which  the action by written consent is permitted to become effective pursuant to Regulation 14C of the Act, any information relating to the Buyer, or any of its Affiliates, officers or directors, should be discovered by the Buyer which should be set forth in an amendment or supplement to the Proxy Statement or Information Statement, so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, whether in light of the circumstances under which they were made or in light of such newly discovered information, the Buyer shall promptly notify the Seller, and the Seller shall promptly file an appropriate amendment or supplement describing such information with the SEC and, to the extent required by law, disseminate to the stockholders of the Seller.

6.4.
Use of Name.  The Buyer is purchasing all of the Seller’s rights to the business names of the Seller used in the Business and therefore the Seller shall not be entitled to use the name “ION Networks” or variations thereof as corporate or business names or titles anywhere in the world from and after the Closing.  Promptly following the Closing, but in any case within thirty (30) days, the Seller shall file a Certificate of Amendment to its Certificate of Incorporation to change its name to one that does not contain the words “ION” or “ION Networks” or any combination or derivative thereof, subject to stockholder approval.

6.5.	Employees.

a)	As used in this Agreement, “Transferred Employees” mean the employees of the Seller set forth in Schedule 6.5 who have accepted employment with Buyer contingent upon the Closing Date.

b)
The Buyer shall offer employment to the Transferred Employees effective as of the day immediately following the Closing Date at the same salary or hourly wage set forth in Schedule 6.5, subject to the Buyer’s right to terminate any such Transferred Employee, in accordance with applicable law, at any time with or without cause.  Except as otherwise required by applicable law or provided in this Section 6.5, the Buyer shall employ the Transferred Employees in accordance with, and subject to, the Buyer’s usual terms, conditions and policies of employment applicable generally from time to time to its employees, including all of the Buyer’s policies regarding modification of the terms and conditions of employment.  Notwithstanding anything contained herein to the contrary, this Section 6.5 shall not create any obligation on the part of Buyer to continue the employment of any Transferred Employee.

c)
The Buyer shall have no obligation to provide or cause to be provided retiree medical, health and life benefits to any retired or former employee of the Seller who is entitled to such benefits as of the Closing Date.

d)
As soon as practicable following the Closing Date, the Transferred Employees shall be eligible to participate in the Buyer’s 401(k) plan (the “Buyer 401(k) Plan”) on the same terms and conditions as similarly situated employees of the Buyer are eligible to participate therein, subject to the terms and conditions of such plans.  The Buyer shall cause the Buyer 401(k) Plan to recognize prior service of the Transferred Employees under the Seller’s 401(k) plan, whether provided by it or its agents, on and prior to the Closing Date as service with the Buyer for purposes of eligibility and vesting thereunder.

e)
No provision of this Section 6.5 shall create any third party beneficiary rights in any employee or former employee (including any beneficiary or dependent of such employee or former employee) of the Seller with respect to continued or resumed employment or other matters, or create any rights in any such persons in respect of any benefit plan or arrangement.

6.6.
Liability for Transfer Taxes and Related Matters.  The Parties shall share equally the amount of all sales (including, without limitation, bulk sales), use, value added, documentary, stamp, gross receipts, registration, transfer, conveyance, excise, recording, license and other similar Taxes and fees (“Transfer Taxes”), arising out of or in connection with or attributable to the transfer of the Acquired Assets pursuant to this Agreement.  The Buyer shall prepare and timely file all Tax Returns required to be filed in respect of such Transfer Taxes, provided that the Seller shall be permitted to prepare any such Tax Returns that are the primary responsibility of the Seller under applicable law.  Each Party shall pay its share of the Transfer Taxes prior to the due date therefor.  The Parties agree to utilize, or cause their respective Affiliates to utilize, the alternate procedure set forth in Revenue Procedure 2004-53 with respect to wage reporting.

6.7.
Collection of Accounts Receivable.  For a period of three (3) months after the Closing (the “Collection Period”), the Buyer shall collect the Retained Accounts Receivable on behalf of, and at no cost to, the Seller using the same degree of care as the Buyer uses to collect its own accounts receivable.  The Buyer shall have no obligation to engage an attorney, to commence a legal proceeding, or to take any other extraordinary action to collect the Retained Accounts Receivable.  Within five (5) Business Days after the end of each month during the Collection Period and within five (5) Business Days after the end of the Collection Period (each, an “Accounting Date”), the Buyer shall deliver to Seller by wire transfer of immediately available funds an amount equal to the aggregate payments pertaining to the Retained Accounts Receivable received by the Buyer (x) after the Closing Date and prior to the applicable Accounting Date and (y) not previously delivered to Seller.  On each Accounting Date, the Buyer shall also deliver to Seller a statement setting forth the Retained Accounts Receivable received by the Buyer prior to such Accounting Date.  On the first Business Day after the end of the Collection Period, any Retained Accounts Receivable not collected by the Buyer as of the end of the Collection Period shall be deemed to be an Acquired Asset, and the Seller shall have no further rights with respect to such Retained Accounts Receivable or any amounts collected by the Buyer with respect thereto.

6.8.	Notice of Developments.

a)
The Seller may elect at any time to notify the Buyer in writing of any development causing a breach of any of the representations and warranties in Section 4 above.  Such written notice will be deemed to have amended the Disclosure Schedules and to have qualified the representations and warranties contained in Section 4 above with respect to events occurring after the date hereof, but will not be deemed to amend or supplement the Disclosure Schedules or to prevent or cure any misrepresentation or breach of warranty for purposes of Section 8.1 below.

b)
Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Section 4 or Section 5, as applicable.  No disclosure by any Party pursuant to this Section 6.8(b), however, shall be deemed to amend or supplement the Disclosure Schedule with respect thereto or to prevent or cure any misrepresentation or breach of warranty for purposes of Section 8 or Section 9 hereof.

c)	At any time prior to the Closing, the Seller may elect to update the schedules set forth in Section 1.1 hereto by providing written notice to Buyer.

6.9.
Further Agreements.  The Seller authorizes and empowers the Buyer after the Closing Date to receive and to open all mail received by the Buyer relating to the Acquired Assets or the Assumed Liabilities and to deal with the contents of such communications in any proper manner.  The Seller shall (a) promptly deliver to the Buyer, any mail or other communication received by it after the Closing Date, (b) promptly wire transfer in immediately available funds to the Buyer, any cash, electronic credit or deposit received by the Seller and (c) promptly forward to the Buyer, any checks or other instruments of payment that it received (properly endorsed), in each case relating to the Business, the Acquired Assets or the Assumed Liabilities.  The Buyer shall (x) promptly deliver to the Seller any mail or other communication received by it after the Closing Date, (y) promptly wire transfer in immediately available funds to the Seller, any cash, electronic credit or deposit received by the Buyer and (z) promptly forward to the Seller, any checks or other instruments of payment that it receives, in each case relating to the Excluded Assets (other than the Retained Accounts Receivable) or the Excluded Liabilities.  From and after the Closing Date, the Seller shall refer all inquiries with respect to the Business, the Acquired Assets and the Assumed Liabilities to the Buyer, and the Buyer shall refer all inquiries with respect to the Excluded Assets and the Excluded Liabilities to the Seller.

6.10.
Communication with Acquired Customers.  The Seller and the Buyer shall send a joint letter to all of Seller’s customers included in the Acquired Assets, in form and substance mutually satisfactory to the parties, at a mutually satisfactory time after the Closing, which shall include, but not be limited to, advising such customers about this Agreement and the pending transfer of such customers from the Seller to the Buyer.

6.11.
Further Assurances.  At any time on or after the Closing, the parties hereto shall each perform such acts, execute and deliver such instruments, assignments, endorsements and other documents and do all such other things consistent with the terms of this Agreement as may be reasonably necessary to accomplish the transactions contemplated in this Agreement or otherwise to carry out the purpose of this Agreement.

7.           CONDITIONS PRECEDENT TO EACH PARTY’S OBLIGATIONS.  The respective obligations of each Party to this Agreement to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

7.1.
Stockholder Approval.  The stockholders of the Seller entitled to vote on or consent to this Agreement in accordance with the Delaware General Corporation Law and the Seller’s Certificate of Incorporation shall have approved this Agreement and the name change of Seller.

7.2.	No Litigation. No restraining order or injunction shall prevent the transactions contemplated by this Agreement.

8.           CONDITIONS PRECEDENT TO THE BUYER’S OBLIGATIONS.  The obligation of the Buyer to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of each of the following conditions (to the extent noncompliance is not waived in writing by the Buyer):

8.1.
Representations and Warranties True at Closing.  The representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects (except representations which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of this Agreement and at and as of the Closing Date with the same effect as though such representations and warranties had been made or given at and as of the Closing Date.

8.2.
Compliance with Agreement.  The Seller shall have performed and complied, in all material respects, with all of its obligations under this Agreement that are to be performed or complied with by it under this Agreement at or prior to Closing.

8.3.	No Material Adverse Effect. There shall have been no Material Adverse Effect, whether covered by insurance or not.

8.4.
Certificate.  The Seller shall have delivered to the Buyer a certificate, dated the Closing Date, signed by an officer of the Seller certifying that the conditions set forth in Sections 8.1, 8.2 and 8.3 have been satisfied.

8.5.
Approvals.  All notices, filings with and consents and approvals of governmental agencies and third parties listed on Schedule 8.5 hereto shall have been obtained in form and substance satisfactory to the Buyer and the Buyer’s counsel.

8.6.	Resignations from Administaff. Each Transferred Employee shall have resigned from Administaff, effective as of the Closing.

8.7.
Inventions Assignment Agreement.  Each of Adam Liss, William Whitney, Columba Martinez and Steve Trackim shall have entered into an inventions assignment agreement, in a form satisfactory to the Buyer, sufficient to assign all rights such employees may have in any intellectual property such employees created while employed by the Seller.

8.8.	Discharge of Indebtedness. The Seller shall have discharged or procured the discharge of the Indebtedness described on Schedule 4.28, subject to payment of the Debt Amount.

8.9.	Discharge of Encumbrances. The Seller shall have discharged or procured the discharge of each Encumbrance on the Acquired Assets described on Schedule 4.11.

8.10.
Intellectual Property Documentation.  The Seller shall (a) be in total compliance with all licenses included in the Licensor Intellectual Property licensed by Seller and set forth on Schedule 8.10,which Schedule may be updated by Seller from time to time, but in no event later than three (3) days prior to the Closing, and (b) provide evidence of such total compliance to Buyer, which evidence shall be a form and substance reasonably satisfactory to the Buyer.  For purposes of this Section, the term “total compliance” shall constitute compliance with the matters set forth in Schedule 8.10.

8.11.	Payment of Past Royalties to Wind River. The Seller shall have settled all disputes with and, paid in full any and all royalties due to, Wind River as of the Closing Date.

8.12.
Transferred Employees.  Each of the Transferred Employees shall have accepted the Buyer’s offer of employment by executing and delivering to the Buyer a letter substantially in the form attached as Exhibit F.

8.13.	Delivery of Documents and Other Items. On or prior to the Closing Date, the Seller shall have delivered to the Buyer the documents and other items set forth in Section 3.2.

9.           CONDITIONS PRECEDENT TO SELLER’S OBLIGATIONS.  The obligation of the Seller to consummate the Closing shall be subject to the satisfaction, at or prior to Closing of each of the following conditions (to the extent noncompliance is not waived in writing by the Seller):

9.1.
Representations and Warranties True at Closing.  The representations and warranties made by the Buyer in this Agreement shall be true and correct in all material respects (except representations which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of this Agreement and at and as of the Closing Date with the same effect as though such representations and warranties had been made or given at and as of the Closing Date.

9.2.
Compliance with Agreement.  The Buyer shall have performed and complied, in all material respects, with all of its obligations under this Agreement that are to be performed or complied with by it under this Agreement at or prior to the Closing.

9.3.
Certificate.  The Buyer shall have delivered to the Seller a certificate, dated the Closing Date, signed by an officer of the Buyer certifying that the conditions set forth in Sections 9.1 and 9.2 have been satisfied.

9.4.	Delivery of Documents and Other Items. On or prior to the Closing Date, the Buyer shall have delivered to the Seller the documents and other items set forth in Section 3.3.

10.           SURVIVAL; INDEMNIFICATION.

10.1.
Survival of Representations and Warranties.  The representations and warranties of the Seller contained in Section 4.21 of this Agreement shall survive the Closing until the twelve (12) month anniversary of the Closing Date and shall not survive thereafter; all other representations and warranties of the Parties contained this Agreement shall not survive the Closing.

10.2.
Indemnity by the Seller.  Subject to any liability being limited to the Escrow Funds, the Seller agrees to indemnify and hold the Buyer harmless from and with respect to any and all claims, liabilities, losses, damages, costs and expenses, including without limitation the reasonable fees and disbursements of counsel (collectively, the “Losses”), related to or arising directly or indirectly out of any (i) breach by the Seller of any representation or warranty contained in Section 4.21, (ii) failure or any breach by the Seller of any covenant made by the Seller which, by its terms, is to be performed after the Closing, (iii) ownership or operation of the Acquired Assets prior to the Closing other than the Assumed Liabilities, or the (iv) Excluded Asset.  It is understood and agreed that Seller’s liability under this Section 10.2 shall be limited to the Escrow Funds.  It is further understood that Buyer’s exclusive remedy for any Losses in connection with the items specified in subparagraphs (i)-(iv) of this Section 10.2 shall be the indemnity specified in this Section 10.2.

10.3.
Indemnity by the Buyer.  The Buyer agrees to indemnify and hold the Seller harmless from and with respect to any and all Losses, related to or arising directly or indirectly out of (a) breach of any representation or warranty contained in this Agreement, (b) any failure or any breach by the Buyer of any covenant made by the Buyer which, by its terms, is to be performed after the Closing, (c) the ownership or operation of the Acquired Assets after the Closing other than the Excluded Liabilities or (d) the Assumed Liabilities.

10.4.	Claims.

a)
Notice.  Any party seeking indemnification hereunder (the “IndemnifiedParty”) shall promptly notify the other party or parties hereto from whom such Indemnified Party is entitled to indemnification hereunder (the “Indemnifying Party”, which term shall include all Indemnifying Parties if there be more than one) of any action, suit, proceeding, demand or breach (a “Claim”) with respect to which the Indemnified Party claims indemnification hereunder, provided that failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 10 except to the extent, if at all, that such Indemnifying Party shall have been prejudiced thereby.

b)	Third Party Claims.

(i)
If such Claim relates to any action, suit, proceeding or demand instituted against the Indemnified Party by a third party (a “Third Party Claim”), the Indemnifying Party shall be entitled to participate in the defense of such Third Party Claim after receipt of notice of such claim from the Indemnified Party.  Within thirty (30) days after receipt of notice of a particular matter from the Indemnified Party, the Indemnifying Party may assume the defense of such Third Party Claim, in which case the Indemnifying Party shall have the authority to negotiate, compromise and settle such Third Party Claim, if and only if the following conditions are satisfied:

(A)	the Indemnifying Party shall have confirmed in writing that it is obligated hereunder to indemnify the Indemnified Party with respect to such Third Party Claim;

(B)
the Indemnified Party shall not have given the Indemnifying Party written notice that it has determined, in the exercise of its reasonable discretion, that matters of corporate or management policy or a conflict of interest make separate representation by the Indemnified Party’s own counsel advisable; and

(C)	such Third Party Claim involves only money damages and does not seek an injunction or other equitable relief.

(ii)
The Indemnified Party shall retain the right to employ its own counsel and to participate in the defense of any Third Party Claim, the defense of which has been assumed by the Indemnifying Party pursuant hereto, but the Indemnified Party shall bear and shall be solely responsible for its own costs and expenses in connection with such participation.

10.5.	Method and Manner of Paying Claims.

a)
The claimant shall advise the Party who is required to provide indemnification therefor in writing of the amount and circumstances surrounding such claim.  If within thirty (30) days the other Party has not contested such claim in writing, the other Party, or the Escrow Agent, as the case may be, will pay the full amount thereof within ten (10) days after the expiration of such period.  Any amounts owed by the Seller pursuant to this Section 10 shall be paid to the Buyer only from the Escrow Funds to the extent funds are available thereunder.  If the other Party objects in good faith to such claim in writing with sufficient detail to support such objection, the claimant shall have thirty (30) days from the receipt of such objection to respond in a written statement to the objection.  If after such thirty (30) day period there remains a dispute as to any claims, the Parties shall attempt in good faith for thirty (30) days to agree upon the rights of the respective parties with respect to each of such claims.  If no such agreement can be reached after good faith negotiation, either Buyer or the Seller may commence legal proceedings in any court of competent jurisdiction to resolve such matter.  The indemnifying party or the Escrow Agent, as applicable, shall pay the full amount within ten (10) days upon final determination of the amount of such claim, either by mutual agreement of the Parties or upon judgment of such court of competent jurisdiction.

b)
The indemnification provided in this Section 10 shall terminate twelve (12) months after the Closing Date, except that indemnification shall continue as to any Loss or any Claim (including a Third Party Claim) of which the indemnified party notified the indemnifying party in reasonable detail in accordance with this Section 10 on or prior to the date such indemnification would have otherwise terminated, and the obligation of the indemnifying party shall continue until the liability of the indemnified party shall finally be determined and the indemnified party shall have been fully reimbursed or, if applicable, to the fullest extent possible using the Escrow Funds.

c)
Notwithstanding anything to the contrary contained in this Agreement, no obligation of an Indemnifying Party with respect to any indemnifiable Loss otherwise payable by such Indemnifying Party under Section 10.2 or 10.3 as the case may be shall be payable until such time as all indemnifiable Losses payable by such Indemnifying Party exceed $5,000, at which time such Indemnifying Party shall be liable in full for all Losses it is required to indemnify (including such $5,000 amount).

11.           TERMINATION.

11.1.	Termination.

a)	This Agreement (other than the provisions of this Section 11 and of Sections 13.1–13.8 and 13.10–13.13 hereof) may be terminated at any time prior to the Closing:

(i)	by mutual written consent of the Parties;

(ii)
by either Party in writing, without liability to the terminating Party on account of such termination (provided the terminating Party is not otherwise in default or in breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2007, subject to extension due to SEC review of the Proxy Statement or Information Statement, as applicable, or amendments thereto, other than as a consequence of the intentional breach or the intentional default by the terminating Party;

(iii)
by the Buyer on or at any time prior to the Closing Date by written notice to the Seller in the event of (A) any breach by the Seller of its representations and warranties set forth herein which, when taken individually or in the aggregate, has or would have a Material Adverse Effect; or (B) a breach by the Seller of its material covenants or agreements set forth herein, in each case which (1) cannot or has not been cured prior to the date that is fifteen (15) days after the giving of written notice of such breach to the Seller and (2) has not been waived by Buyer;

(iv)
by the Seller on or at any time prior to the Closing Date by written notice to the Buyer, in the event of (A) a breach by the Buyer of its representations and warranties set forth herein which, when taken individually or in the aggregate, has or would have a Material Adverse Effect; or (B) a breach by the Buyer of its material covenants or agreements set forth herein, in each case which (1) cannot or has not been cured prior to the date that is fifteen (15) days after the giving of written notice of such breach to the Buyer and (2) has not been waived by the Seller;

(v)
by the Seller by written notice to the Buyer if (A) the Seller receives a bona fide offer from any third party (excluding any affiliate of the Seller or any group of which any affiliate of the Seller is a member and excluding any offer received in contravention of any non-solicitation covenant set forth in this Agreement) with respect to a merger, sale of substantial assets or other business combination involving the Seller which requires the Seller to terminate this Agreement, (B) the Seller’s Board of Directors determines, in good faith, that such offer would yield a higher value to the Seller or its shareholders than this Agreement and (C) the Buyer fails within five (5) Business Days after it is notified of such determination and of the terms and conditions of such offer, to make an offer which is substantially equivalent to, or more favorable than, such offer; or

(vi)
by the Seller by written notice to the Buyer if (A) a bona fide tender/exchange offer is commenced by a third party (excluding any affiliate of the Seller or any group of which any affiliate of the Seller is a member and excluding any offer received in contravention of any non-solicitation covenant set forth in this Agreement) for more than 50% of the outstanding shares of the Seller’s Common Stock which is conditioned upon termination of this Agreement, (B) the Seller’s Board of Directors determines, in good faith, that such offer would yield a higher value to the Seller or its shareholders than this Agreement and (C) the Buyer fails within 5 Business Days after it is notified of such determination, to make an offer which is substantially equivalent to, or more favorable than, such tender/exchange offer.

11.2.	Effect of Termination.

a)
In the event of a termination of this Agreement pursuant to Section 11.1(a)(iii) solely as a result of Seller’s failure to close pursuant to Section 3 after the satisfaction in full of all of the conditions in Section 7 and Section 9, the Buyer shall have the right to exercise all of its legal rights and remedies under law.  The Buyer shall also be entitled to receive all expenses of the Buyer and its shareholders, officers and directors incurred in connection with the preparation of this Agreement and the transactions contemplated hereby, including without limitation attorney’s, accountant’s and outside adviser’s fees and disbursements;

b)
In the event of a termination of this Agreement pursuant to Section 11.1(a)(iv) solely as a result of Buyer’s failure to close pursuant to Section 3 (including without limitation the obligation of the Buyer to pay the Purchase Price), after the satisfaction in full of all of the conditions in Section 7 and Section 8, the Seller shall have the right to exercise all of its legal rights and remedies under law.  The Seller shall also be entitled to receive all expenses of the Seller and its shareholders, officers and directors incurred in connection with the preparation of this Agreement and the transactions contemplated hereby, including without limitation attorney’s, accountant’s and outside adviser’s fees and disbursements.  The Seller shall further be entitled to receive payment for any documented losses sustained by the Seller as a result of its inability to sell its unused credits for net operating losses (“NOLs”) in 2007 pursuant to the laws of the State of New Jersey and such inability is a direct result of the termination of this Agreement pursuant to Section 11.1(a)(iv); provided, however, that the Seller shall be obligated to resubmit its application to sell its unused credits for the NOLs and take all such other steps reasonably required to consummate such sale to mitigate any such losses, if possible, and in the event that Seller fails to attempt to mitigate such losses when possible, as aforesaid, the Buyer shall not be liable for any losses associated with respect to such unsold credits for NOLs;

c)
In the event of a termination of this Agreement pursuant to Section 11.1(a)(v) or Section 11.1(a)(vi), the Buyer’s sole remedy will be to receive a sum equal to (i) all expenses of the Buyer and its shareholders, officers and directors incurred in connection with the preparation of this Agreement and the transactions contemplated hereby, including without limitation attorney’s, accountant’s and outside adviser’s fees and disbursements plus (ii) $100,000 as agreed and liquidated damages, it being agreed that in such event Buyer’s actual damages would be incapable of precise ascertainment, and Buyer shall not be entitled to any other remedy in connection with the termination of this Agreement (including, without limitation, specific performance).

d)
Any payment required to be made by the Seller or the Buyer, as the case may be, pursuant to this Section 11 shall be made by such Party within three (3) Business Days after receipt by it of notice from the other Party setting forth, in reasonable detail, (i) a description of the event(s) giving rise to the payment obligation, (ii) the calculation of the payment obligation and (iii) the bank information necessary to effect a wire transfer to the non-breaching Party’s account.

12.           DEFINITIONS.  As used herein the following terms not otherwise defined have the following respective meanings:

“Accounting Date” has the meaning set forth in Section 6.7.

“Accounts Receivable” has the meaning set forth in Section 1.1(g).

“Acquired Assets” has the meaning set forth in Section 1.1.

“Act” has the meaning set forth in Section 6.3(a).

“Actual Net Tangible Asset Value” has the meaning set forth in Section 2.2(e)(i).

“Affiliate” means, as applied to any Person, any Person controlling, controlled by or under common control with such Person.

“Assignment and Assumption Agreement” has the meaning set forth in Section 3.2(d).

“Assumed Commissions” has the meaning set forth in Section 1.3(b)(iii).

“Assumed Inventory Liabilities” has the meaning set forth in Section 1.3(b)(i).

“Assumed Liabilities” has the meaning set forth in Section 1.3(b).

“Assumed Transferred Employees Liabilities” has the meaning set forth in Section 1.3(b)(ii).

“Audited Balance Sheets” has the meaning set forth in Section 4.7.

“Audited Financials” has the meaning set forth in Section 4.7.

“Bill of Sale” has the meaning set forth in Section 3.2(b).

“Business” has the meaning set forth in the Recitals.

“Business Day” means any day, other than a Saturday, Sunday or a day on which banks located in the State of Delaware shall be authorized or required by law to close.

“Buyer” has the meaning set forth in the Preamble.

“Buyer 401(k) Plan” has the meaning set forth in Section 6.5(d).

“Buyer’s Calculations” has the meaning set forth in Section 2.2(d).

“Claim” has the meaning set forth in Section 10.4(a).

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” has the meaning set forth in Section 4.19(b).

“Collection Period” has the meaning set forth in Section 6.7.

“Confidentiality Agreement” has the meaning set forth in Section 6.2.

“Day-to-Day Expenses” has the meaning set forth in Section 1.3(b)(v)

“Debt Amount” has the meaning set forth in Section 3.2(c).

“Deficiency True Up Payment” has the meaning set forth in Section 2.2(e)(i).

“Disclosure Schedules” means the disclosure schedules attached hereto as Exhibit G in connection with Sections 4 and 5.

“Encumbrances” means any security interests, liens, claims, charges, options, mortgages, debts, leases (or subleases), conditional sales agreements, title retention agreements, deeds of trust, ground leases, tenancies, covenants, conditions, restrictions, easements, judgments, material defects as to title or any other encumbrances of any kind.

“Equipment” has the meaning set forth in Section 1.1(f).

“ERISA” has the meaning set forth in Section 4.19(a).

“Escrow Agreement” has the meaning set forth in Section 2.3(a).

“Escrow Funds” has the meaning set forth in Section 2.3(a).

“Escrow Rate” has the meaning set forth in Section 2.2(e)(i).

“Estimated Net Tangible Asset Value” has the meaning set forth in Section 2.2(a).

“Excluded Assets” has the meaning set forth in Section 1.2.

“Excluded Liabilities” means all of the liabilities and obligations of the Seller other than the Assumed Liabilities.

“Final Closing Statement” has the meaning set forth in Section 2.2(b)(i).

“Financial Statements” has the meaning set forth in Section 4.7.

“Financing Agreement” means that certain Financing Agreement, dated as of August 16, 2005, by and between Seller and Bridge Bank, NA, as amended.

“GAAP” has the meaning set forth in Section 2.2(a).

 “Hazardous Substances” has the meaning set forth in Section 4.12(b).

“Indebtedness” means, as applied to any Person, all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, including without limitation (a) all indebtedness of such Person for the deferred purchase price of property or services represented by a note or other security, (b) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of a lender under such agreement in the event of default are limited to repossession or sale of such property), (c) all indebtedness of such Person secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (d) all obligations under leases which shall have been or must be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which such Person is liable as lessee, (e) any liability of such Person in respect of banker’s acceptances or letters of credit, (f) all interest, fees and other expenses owed with respect to the indebtedness described above, and (g) all indebtedness referred to above which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Indemnified Party” has the meaning set forth in Section 10.4(a).

“Indemnifying Party” has the meaning set forth in Section 10.4(a).

“Independent Accounting Firm” has the meaning set forth in Section 2.2(d).

“Information Statement” has the meaning set forth in Section 6.3(a).

“Intellectual Property” has the meaning set forth in Section 1.1(b).

“Intellectual Property Rights” means, in any and all jurisdictions throughout the world, all (i) inventions and discoveries (whether or not patentable or reduced to practice), patents, patent applications, invention disclosures, industrial designs, mask works and statutory invention registrations, (ii) trademarks, service marks, domain names, trade dress, trade names and other identifiers of source or goodwill, including registrations and applications for registration thereof and including the goodwill symbolized thereby or associated therewith, (iii) published and unpublished works of authorship, whether copyrightable or not (including Software), copyrights therein and thereto, registrations, applications, renewals and extensions therefor, and any and all rights associated therewith, (iv) confidential and proprietary information, including trade secrets, know how and invention rights, (v) rights of privacy and publicity, and (vi) any and all other proprietary rights.

“Interim Balance Sheet” has the meaning set forth in Section 4.7.

“Interim Financials” has the meaning set forth in Section 4.7.

“Inventories” has the meaning set forth in Section 1.1(e).

“IRS” means the United States Internal Revenue Service.

“Leased Property” means that certain property located at 120 Corporate Boulevard, South Plainfield, NJ 07080 and leased by the Seller pursuant to that certain Lease by and between the Seller and 116 Corporate Boulevard LLC, dated as of July 21, 2003, as modified by that certain Lease Extension, dated as of May 11, 2006.

“Licensed Intellectual Property” has the meaning set forth in Section 1.1(q).

“Licensor Intellectual Property” means all Intellectual Property used in or related to the Business that the Seller has licensed to third parties or authorized third parties to use.

“Losses” has the meaning set forth in Section 10.2.

“Material Adverse Effect” means the result of one or more events, changes or effects which, individually or in the aggregate, (a) is, or is reasonably likely to result in, a diminution in value of the Acquired Assets in excess of $50,000 or (b) is, or is reasonably likely to result in, any liabilities, losses, damages, costs and expenses (including without limitation the reasonable fees and disbursements of counsel) to the Buyer in excess of $25,000 after the Closing Date.  Excluded from this definition is any event, change or effect resulting from general economic, financial and/or market conditions in the United States.

“Net Tangible Asset Reduction” has the meaning set forth in Section 2.2(a).

“Net Tangible Asset Value” means, as of any date, the amount determined by subtracting the amount of the Assumed Liabilities as of such date from the amount of the tangible Acquired Assets, excluding capitalized software, as of such date, both determined in accordance with GAAP applied on a basis consistent with the Audited Balance Sheets.

“NOLs” has the meaning set forth in Section 11.2(b).

“Open Source Software” means any Software that contains, or is derived in any manner from, in whole or in part, any Software that is distributed as freeware, shareware, open source Software (e.g., Linux) or similar licensing or distribution models that (i) require the licensing or distribution of source code to licensees, (ii) prohibit or limit the receipt of consideration in connection with sublicensing or distributing any Software, (iii) except as specifically permitted by applicable law, allow any Person to decompile, disassemble or otherwise reverse-engineer any Software, or (iv) require the licensing of any Software to any other Person for the purpose of making derivative works.  For the avoidance of doubt, “Open Source Software” includes, without limitation, Software licensed or distributed under any of the following licenses or distribution models (or licenses or distribution models similar thereto):  (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Mozilla Public License (MPL); (iii) the Eric A. Young License (EAY); (iv) the RSA Data Security License (RSA); (v) the BSD License (BSD); (vi) the BSD-like License; and (vii) any other license or distribution model described by the Open Source Initiative as set forth on www.opensource.org.

“Other Assumed Liabilities” has the meaning set forth in Section 1.3(b)(vi).

“Owned Intellectual Property” means (i) all Intellectual Property owned by or being developed by the Seller and used in or related to the Business, together with (ii) the Registered Intellectual Property.

“Owned Software” means any and all Software as to which Intellectual Property Rights embodied therein are owned by the Seller.

“PBGC” has the meaning set forth in Section 4.19(g).

“Permits” has the meaning set forth in Section 1.1(n).

“Permitted Liens” means, with respect to the Acquired Assets, any of the following: (i) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business, (ii) liens for real estate, ad valorem or other taxes, assessments and governmental charges which are not yet due and payable or which are being contested in good faith and (iii) liens arising pursuant to the terms of any operating leases.

“Person” means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Personal Property Leases” has the meaning set forth in Section 1.1(o).

“Plan” has the meaning set forth in Section 4.19(a).

“Products” has the meaning set forth in Section 1.1(a).

“Proxy Statement” has the meaning set forth in Section 6.3(a).

“Purchase Price” has the meaning set forth in Section 2.1.

“Real Estate Lease” has the meaning set forth in Section 1.1(p).

“Registered Intellectual Property” means Intellectual Property registered in the name of the Seller, and all applications therefor.

“Remaining Disputed Items” has the meaning set forth in Section 2.2(d).

“Retained Accounts Receivable” means the applicable percent of borrowing called for by the Financing Agreement with respect to a particular receivable, all of which are set forth on Exhibit H hereto, to be delivered by Seller immediately prior to the Closing.

“SEC” means the Securities and Exchange Commission.

“Seller” has the meaning set forth in the Preamble.

“Seller Calculation Materials” has the meaning set forth in Section 2.2(c)(i).

“Seller Software” means Owned Software and any and all other Software that is used or held for use in connection with the operation of the business of the Seller as currently conducted, including all (i) Software used in the Seller’s provision of Products to customers and/or end users, (ii) Software intended for license to customers and/or end users, and (iii) Software, libraries, modules and other materials used by the Seller in the development, design, construction and testing of any of the Software described in (i) or (ii) above.

“Seller’s Calculations” has the meaning set forth in Section 2.2(b)(ii).

“Software” means all (i) computer programs, applications, systems and code, including software implementations of algorithms, models and methodologies, and source code and object code, (ii) Internet and intranet websites, databases and compilations, including data and collections of data, whether machine-readable or otherwise, (iii) development and design tools, library functions and compilers, (iv) technology supporting websites, and the contents and audiovisual displays of websites, and (v) documentation, other works of authorship and media, including user manuals and training materials, relating to or embodying any of the foregoing or on which any of the foregoing is recorded.

“Solvent” means, with regard to a Person and as of a particular date (a) that, at fair valuation, such Person’s tangible assets are equal to or greater than the sum of all of such Person’s liabilities on such date, and (b) that the Person is generally able to pay such Person’s liabilities as such liabilities become due.

“Stockholders Meeting” has the meaning set forth in Section 6.3(c).

“Tax” or “Taxes” means any federal, state, local, foreign and other income, profits, franchise, capital, withholding, windfall profits, unemployment insurance, social security, occupational, production, severance, gross receipts, value added, sales, use, excise, real and personal property, ad valorem, occupancy, transfer, employment, stamp, disability, workers’ compensation or other similar tax, duty, fee, assessment or other governmental charge (including all interest and penalties thereon and additions thereto).

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Claims” has the meaning set forth in Section 10.4(b)(i).

“Transaction Documents” has the meaning set forth in Section 4.1.

“Transfer Taxes” has the meaning set forth in Section 6.6.

“Transferred Contracts” has the meaning set forth in Section 1.1(d).

“Transferred Employees” has the meaning set forth in Section 6.5(a).

“Wind River” means Wind  River Systems, Inc. located at 500 Wind River Way, Alameda, California 94501.

13.           GENERAL.

13.1.
Expenses.  All Transfer Taxes shall be shared as provided in Section 6.6.  Except as expressly set forth in Section 11 above, all other expenses of the preparation, execution and consummation of this Agreement and of the transactions contemplated hereby, including without limitation attorneys’, accountants’ and outside advisers’ fees and disbursements, shall be borne by the Party incurring such expenses.

13.2.
Notices.  All notices required or permitted to be given by either party to the other under this Agreement shall sent to the physical or electronic addresses set forth herein (or at such other address for a party as shall be specified in a notice given in accordance with this Section), and  shall be sufficient if sent by:  (a) hand delivery or courier service, with signature confirmation; (b) certified mail, return receipt requested; or (c) telegram, facsimile or e-mail (i.e., electronically), with electronic confirmation of receipt to the sender (sent as aforesaid, “notice”).  Facsimile or other electronic signatures of the undersigned parties will have the same force and effect as original signatures.  Notice addresses are as follows:

If to the Seller, prior or on the Closing Date to:

ION Networks, Inc.
120 Corporate Boulevard
South Plainfield, NJ 07080
Attention:  Norman E. Corn
Fax:  (908) 546-3901
Email:  ncorn@ion-networks.com

with a copy sent contemporaneously to:

Moses & Singer LLP
405 Lexington Avenue
New York, NY 10174
Attention:  James Alterbaum
Fax:  (212) 554-7700
Email:  jalterbaum@mosessinger.com

If to the Seller, from and after the Closing Date to:

ION Networks, Inc.
120 Corporate Boulevard
South Plainfield, NJ 07080
Attention:  Norman E. Corn
Fax:  (908) 546-3901
Email:  ncorn@ion-networks.com

with a copy sent contemporaneously to:

Moses & Singer LLP
405 Lexington Avenue
New York, NY 10174
Attention:  James Alterbaum
Fax: (212) 554-7700
Email:  jalterbaum@mosessinger.com

If to the Buyer, to:

Cryptek, Inc.
1501 Moran Road
Sterling, VA 20166-9309
Attention:  William L. Anderson, CEO
Fax:  (571) 434-7004
Email:  banderson@cryptek.com

with a copy sent contemporaneously to:

Bingham McCutchen LLP
2020 K Street, NW
Washington, DC 20006
Attention:  Mara Glaser McCahan
Fax: (202) 373-6428
Email:  mara.glaser-mccahan@bingham.com

13.3.
Entire Agreement.  Except for the Confidentiality Agreement, this Agreement, together with the schedules, exhibits and other Transactions Documents, contains the entire understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof, except for the Confidentiality Agreement, and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

13.4.	Governing Law. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

13.5.	Section Headings. The headings of sections and subsections are for reference only and shall not limit or control the meaning thereof.

13.6.
Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns.  Neither this Agreement nor the obligations of any Party hereunder shall be assignable or transferable by such Party without the prior written consent of the other Party hereto.

13.7.
Severability.  In the event that any covenant, condition, or other provision herein contained is held to be invalid, void, or illegal by any court of competent jurisdiction, the same shall be deemed to be severable from the remainder of this Agreement and shall in no way affect, impair, or invalidate any other covenant, condition, or other provision contained herein.

13.8.
Further Assurances.  The parties agree to take such reasonable steps and execute such other and further documents as may be necessary or appropriate to cause the terms and conditions contained herein to be carried into effect.

13.9.
No Implied Rights or Remedies.  Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person any rights or remedies under or by reason of this Agreement.

13.10.	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.11.
Satisfaction of Conditions Precedent.  Each Party will use its commercially reasonable efforts to cause the satisfaction of the conditions precedent contained in this Agreement; provided, however, that nothing contained in this Section 13.11 shall obligate any Party to waive any right or condition under this Agreement.

13.12.
Public Statements or Releases.  Each Party agrees that prior to the consummation of the Closing no Party will make, issue or release any public announcement, statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without first obtaining the consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed.  Nothing contained in this Section 13.12 shall prevent any Party from making such disclosures as such Party may consider necessary in order to satisfy such Party’s legal, regulatory or contractual obligations upon notice to the other Party.

13.13.	Business Records.

a)
The Buyer acknowledges that business records of the Seller relating to the operations of the Business prior to the Closing will be conveyed to the Buyer as part of the Acquired Assets, and that the Seller may from time to time require access to or copies of such records in connection with tax matters or claims arising with respect to its operations prior to the Closing or the winding up of its affairs, and the Buyer agrees that upon reasonable prior notice from the Seller, it will, during normal business hours, provide the Seller with either access to or, at the Buyer’s option, copies of such records for such purposes.  The Seller agrees to hold any confidential information so provided in confidence and to use such information only for the purposes described above.  The Buyer agrees that it will not within three (3) years after the Closing Date destroy any business records prepared prior to the Closing without first notifying the Seller and affording it the opportunity to remove or copy them.  For purposes of the preceding sentence, any notice from the Buyer delivered in accordance with Section 13.2 shall be deemed to be adequate notice if not responded to in writing by the Seller within thirty (30) days.

b)
After the Closing Date, the Buyer and the Seller shall cooperate with each other and with each other’s agents, including accounting firms and legal counsel, in providing relevant Tax information of the Buyer, the Buyer’s Affiliates, the Seller and their respective subsidiaries in connection with (i) the preparation and filing of any Tax Returns, (ii) determining the liability for and amount of any Taxes due (including estimated Taxes) or the right to and amount of any refund of Taxes, (iii) examinations of Tax Returns, and (iv) any administrative or judicial proceeding in respect of Taxes assessed or proposed to be assessed.  Such information and documents shall be delivered without representation or warranty and shall include, without limitation, copies of records, returns, schedules, documents, work papers or other relevant materials.  The Buyer and the Seller shall also make available to each other, as reasonably requested and on a mutually convenient basis, personnel (including officers, directors, employees and agents of the Buyer or the Seller or their respective Affiliates) to provide such assistance as might be reasonably required in connection with the matters set forth above.  Any information provided under this Section 13.13 shall be kept confidential by the Party receiving the information or documents, except as may otherwise be necessary in connection with the filing of Tax Returns or in connection with any communications with a tax authority or any administrative or judicial proceedings relating to Taxes or any Tax Return.  The Buyer and the Seller and their respective Affiliates shall make available to each other for inspection and copying during normal business hours upon reasonable notice all Tax records in their possession to the extent reasonably required by the other Party in connection with the preparation, review or audit of Tax Returns, Tax litigation and claims, and the resolution of items under this Agreement.  All reasonable out-of-pocket costs and expenses incurred in connection with any of the foregoing actions shall be paid by the Party requesting such actions (subject to providing reasonable documentation of such out-of-pocket costs and expenses), including, with regard to making available personnel (including officers, directors, employees and agents of the Buyer or the Seller or their respective Affiliates) to provide such assistance with matters set forth in Section 13.13(b)(iv), providing reasonable compensation to the non-requesting Party for the time such personnel spends with respect to such matters.  The provisions of this Section 13.13(b) shall survive the Closing for a period of three (3) years after the Closing Date.

13.14.
Knowledge.  Whenever the phrase “to the knowledge of the Seller” or another similar qualification is used herein, the relevant knowledge shall refer to the actual knowledge of any of the individuals listed on Schedule 13.14 hereto, after reasonable investigation.

[Remainder of Page Intentionally Left

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Asset Purchase Agreement to be duly executed and delivered as a sealed instrument as of the date and year first above written.

CRYPTEK, INC.

/s/ William L Anderson
By:	William L. Anderson
Title:	Chief Executive Officer

ION NETWORKS, INC.

/s/ Norman E. Corn
By:	Norman E. Corn
Title:	Chief Executive Officer

Exhibit A

Other Assumed Liabilities

To be delivered at Closing

Exhibit B

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”), dated as of [Insert Closing Date], is by and between Cryptek, Inc., a Delaware corporation (“Buyer”), ION Networks, Inc., a Delaware corporation (“Seller”, and together with Buyer, the “Depositors”), and U.S. Bank National Association, a national banking association, as Escrow Agent hereunder (“Agent”).

Buyer and Seller have entered into an Asset Purchase Agreement (as the same may be amended from time to time, the “Underlying Agreement”), dated as of November 19, 2007, pursuant to which Buyer is purchasing substantially all of the assets of Seller.  Capitalized terms used in this Escrow Agreement but not otherwise defined herein have the meanings given to them in the Underlying Agreement.  This Escrow Agreement is contemplated by Section 2.3 of the Underlying Agreement.

The Underlying Agreement provides that Buyer shall deposit the Assets (defined below) in a segregated escrow account to be held by Agent for the purpose of funding (x) any indemnification obligations of Seller to Buyer under Section 10 of the Underlying Agreement and (y) the Deficiency True Up Payment.

Simultaneous with the execution and delivery of this Escrow Agreement, Buyer will deliver to Agent $320,000 (the “Assets”) by wire transfer in accordance with the wire transfer instructions set forth on Schedule I attached hereto into an account identified as being established pursuant to this Escrow Agreement (the “Account”).  Agent is hereby authorized and directed by each of the Depositors, as their escrow agent, to hold, deal with and dispose of the Assets as provided in the Instructions set forth in Schedule II attached hereto and incorporated herein; subject, however, to the terms and conditions set forth below, which in all events, shall govern and control over any contrary or inconsistent provisions contained in Schedule II attached hereto.

1.           Agent’s Duties.  Agent’s duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement, and Agent shall not be subject to, or obliged to recognize, any other agreement between the Depositors or any other persons even though reference thereto may be made herein; provided, however, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all the parties hereto.  Unless expressly agreed, no variation shall constitute a general waiver of any provisions of this Escrow Agreement, nor shall such variation affect any rights, obligations or liabilities under or pursuant to this Escrow Agreement which have already accrued up to the date of such variation, and the rights and obligations under or pursuant to this Escrow Agreement shall remain in full force and effect, except and only to the extent that they are so waived.  Agent shall not be subject to or obligated to recognize any notice, direction or instruction of any or all of the parties hereto or of any other person, except as expressly provided for and authorized in Schedule II and in performing any duties under the Escrow Agreement, Agent shall not be liable to any Depositor or other party for consequential damages, including, without limitation lost profits losses, or expenses, except as a result of gross negligence or willful misconduct on the part of Agent.

3

2.           Court Orders or Process.  If any controversy arises between the Depositors, or with any other person concerning the subject matter of this Escrow Agreement or its terms or conditions, Agent will not be required to determine the controversy or to take any action regarding it.  Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as Agent may require in Agent’s discretion, and Agent will not be liable for any interest or damages in connection therewith absent gross negligence or willful misconduct by Agent.  Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Account, the Assets or this Escrow Agreement, without determination by Agent of such court’s jurisdiction in the matter.  If any Assets are at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then in any such events Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it with notice thereof provided to the Depositors; and if Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Depositors or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

3.           Agent’s Actions and Reliance.  Agent shall not be personally liable for any act taken or omitted by it hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment.  Agent shall also be fully protected in relying upon any written notice, instruction, direction, certificate or document which in good faith it believes to be genuine.

4.           Agent Responsibility.  Agent shall not be responsible or liable for the sufficiency or accuracy of the form, execution, validity or genuineness of documents, instruments or securities now or hereafter deposited in the Account, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein.  Registered ownership of or other legal title to the Assets deposited in the Account shall be maintained in the name of Agent, or its nominee, only if expressly provided in Schedule II.  Agent may maintain qualifying Assets in a Federal Reserve Bank or in any registered clearing agency (including, without limitation, the Depository Trust Company) as Agent may select, and may register such deposited Assets in the name of Agent or its agent or nominee on the records of such Federal Reserve Bank or such registered clearing agency or a nominee of either.  Agent shall not be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement or this Escrow Agreement.

5.           Investments.

(a)           The Depositors hereby instruct the Agent to invest the Assets in the U.S. Bank Money Market Account – 9AMMF76P5 (DDAF15).  From time to time the Depositors may send a joint written notice to Agent modifying such investment, provided that any such investment shall be a Permitted Investment (as defined herein).  A Permitted Investment shall be defined as:  certificates of deposit or time, demand or money market deposits of banks or trust companies, organized under the laws of the United States or any state, and money market mutual funds rated AAA by the Standard and Poor’s Rating Group.  If Agent does not receive instructions from the Depositors regarding the investment of any portion of the Assets, then Agent shall invest such portion of the Assets with respect to which it received no instructions in the money market mutual funds identified on Schedule III attached hereto and incorporated herein, which funds may be managed by an affiliate of Agent.

4

(b)           Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement.  Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of Agent or for any third person or dealing as principal for its own account.  The parties hereto acknowledge that Agent is not providing investment supervision, recommendations, or advice.  The parties hereto further acknowledge and agree that Agent is authorized to invest from or through its trust department or U.S. Bank National Association or any other bank affiliated with Agent through common control by U.S. Bancorp.

6.           Notices/Directions to Agent.  Notices and directions to Agent from the Depositors shall be in writing and signed by an authorized representative as identified pursuant to Schedule II, and shall not be deemed to be given until actually received by Agent’s employee or officer who administers the Account.  Such notices and directions may be given by mailing the same to the address indicated below.  Agent shall not be responsible or liable for the authenticity or accuracy of notices or directions properly given hereunder if the written form and execution thereof on its face purports to satisfy the requirements applicable thereto as set forth in Schedule II, as determined by Agent in good faith without additional confirmation or investigation.

Address of Agent:

U.S. Bank National Association
Corporate Trust Services
Two James Center, Suite 1850
1021 East Cary Street, 18th Floor
Richmond, Virginia 23219
Phone:       804.343.1559
Fax:           804.343.1572
Email:        chris.friess@usbank.com

7.           Books and Records.  Agent shall maintain books and records regarding its administration of the Account, and the deposit, investment, collections and disbursement or transfer of the Assets, shall retain copies of all written notices and directions sent or received by it in the performance of its duties hereunder, and shall afford each Depositor reasonable access, during regular business hours, to review and make photocopies (at Depositor’s cost) of the same.

5

8.           Disputes Among Depositors and/or Third Parties.  In the event Agent is notified of any dispute, disagreement or legal action between or among any of the Depositors, and/or any third parties, relating to or arising in connection with the Account, the Assets or the performance of Agent’s duties under this Escrow Agreement, Agent shall be authorized and entitled, subject to Section 2 hereof, to suspend further performance hereunder, to retain and hold the Assets then in the Account and take no further action with respect thereto until the matter has been fully resolved, as evidenced by written notification signed by all Depositors and any other parties to such dispute, disagreement or legal action.

9.           Notice by Agent.  Any notices which Agent is required or desires to give hereunder to any of the Depositors shall be in writing and may be given by mailing the same to the address indicated below opposite the signature of such Depositor (or to such other address as said Depositor may have theretofore substituted therefor by written notification to Agent), by United States certified or registered mail, postage prepaid.   For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the Depositor to whom it was mailed at the time it is deposited in the United States mail by Agent whether or not such undersigned thereafter actually receives such notice.  Whenever, under the terms hereof the time for Agent’s giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day.

10.           Legal Counsel.  If Agent believes it to be reasonably necessary to consult with counsel concerning any of its duties in connection with the Account or this Escrow Agreement, or in case Agent becomes involved in litigation on account of being escrow agent hereunder or on account of having received property subject hereto, then in either case, its costs, expenses, and reasonable attorney’s fees shall be paid one-half by Buyer and one-half by Seller.

11.           Agent Compensation.  Agent shall be paid a fee for its services as set forth on Schedule IV attached hereto and incorporated herein, which shall be subject to increase upon notice sent to Depositors, and reimbursed for its reasonable costs and expenses incurred (including legal fees and expenses of its counsel).  In the event that the conditions of this Escrow Agreement are not promptly fulfilled, or if Agent renders any service not provided for in this Escrow Agreement, or if the Depositors request a substantial modification of its terms, or if any controversy arises, or if Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorney’s fees, including allocated costs of in-house counsel, and expenses occasioned by such default, delay, controversy or litigation and Agent shall have the right to retain all documents and/or other things of value at any time held by Agent pursuant to this Escrow Agreement until such compensation, fees, costs, and expenses are paid.  The Depositors jointly and severally promise to pay these sums upon demand.  Unless otherwise provided, the Depositors each will pay one-half of all Agents’ usual charges and Agent may deduct such sums from the Assets.  The Depositors and their respective successors and assigns agree jointly and severally to indemnify and hold Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on Agent or incurred by Agent in connection with the performance of its duties under this Escrow Agreement, including but not limited to any litigation arising from this Escrow Agreement or involving its subject matter.  The obligations of the Depositors under this Section 12 shall survive the resignation or removal of Agent and the termination of this Escrow Agreement.  Buyer and Seller shall bear the costs and expenses of their own advisors, consultants and agents incurred in connection with this Escrow Agreement.

6

12.           Agent Resignation.  It is understood that Agent reserves the right to resign at any time by giving written notice of its resignation, specifying the effective date thereof, to the Depositors.  Within 30 days after receiving the aforesaid notice, the Depositors agree to appoint a successor escrow agent to which Agent may transfer the Assets then held in the Account, less its unpaid fees, costs and expenses.  If a successor escrow agent has not been appointed and has not accepted such appointment by the end of the 30-day period, Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorney’s fees which Agent incurs in connection with such a proceeding shall be paid by the Depositors.

13.           Escrow Termination.  This Escrow Agreement shall terminate as provided in Schedule II.

14.           Governing Law.  This Escrow Agreement shall be construed, enforced, and administered in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.  The undersigned Agent hereby agrees to hold, deal with, and dispose of the Assets at any time deposited to the Account in accordance with this Escrow Agreement.

   15.            Automatic Succession.  Any company into which Agent may be merged or with which it may be consolidated, or any company to whom Agent may transfer a substantial amount of its escrow business, shall be the successor to Agent without the execution or filing of any paper or any further act on the part of any of the Depositors, anything herein to the contrary notwithstanding.

16.            Tax Reporting  Agent shall have no responsibility for the tax consequences of this Escrow Agreement.  Agent hereby advises each Depositor to this escrow to consult with independent legal counsel concerning the tax ramifications of this transaction.

17.             Facsimile.  This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Escrow Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Escrow Agreement as to the parties and may be used in lieu of the original Escrow Agreement for all purposes.  Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

18.             Patriot Act.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a trust or other legal entity, Agent will ask for documentation to verify its formation and existence as a legal entity.  Agent may also ask to see financial statements, licenses, identification, and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

7

19.             Security Advice Waiver Language.  The Depositors acknowledge that regulations of the Comptroller of the Currency grant the Depositors the right to receive brokerage confirmations of security transactions as they occur.  The Depositors specifically waive such notification to the extent permitted by law and acknowledge that the Company will receive periodic cash transaction statements, which will detail all investment transactions.

DEPOSITORS

Name and Address	Signature and Title
Cryptek, Inc. 1501 Moran Road Sterling, VA 20166-9309 Attention: William L. Anderson, CEO Fax: (571) 434-7004 Email: banderson@cryptek.com	______________________________
[ION Networks, Inc.] [To be changed
once Seller changes its name in
accordance with the Underlying
Agreement]
120 Corporate Boulevard
South Plainfield, NJ 07080
Attention:  Norman E. Corn
Fax:  (908) 546-3901
Email:  ncorn@ion-networks.com
______________________________

20.           Further Assurances.  The parties shall execute all such documents and shall do all such assurances, acts and things as are reasonably required to give effect to the terms of this Escrow Agreement.

21.           Rights of Third Parties.  No person who is not a party to this Escrow Agreement shall have any right to enforce this Escrow Agreement.

[Signature pages follow.]

8

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

BUYER

CRYPTEK, INC.

By:	William L. Anderson
Name:	William L. Anderson
Title:	Chief Executive Officer

SELLER

ION NETWORKS, INC.

By:	/s/ Norman E. Corn
Name:	Norman E. Corn
Title:	Chief Executive Officer

ESCROW AGENT

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

SCHEDULE I

WIRE TRANSFER INSTRUCTIONS

SCHEDULE II

INSTRUCTIONS OF BUYER AND SELLER

1.  Deficiency True Up Payment.  On the first business day following the final determination of the Deficiency True Up Payment pursuant to Section 2.2(e) of the Underlying Agreement, the Depositors shall deliver a joint written notice to Agent and Seller (the “True Up Notice”).  Such True Up Notice shall state the amount of the Deficiency True Up Payment and request distribution to Buyer of such amount.  On the fourth business day following Agent’s receipt of the True Up Notice, Agent shall pay to Buyer the Deficiency True Up Payment from the Assets.

2.  Claims.

(a)  Claims under the Escrow Agreement for indemnification pursuant to Section 10 of the Underlying Agreement (each a “Claim”) must be made on or before ______________, 2008 [date that is one (1) year following the Closing] (the “Termination Date”).

(b)  The Depositors shall jointly provide written notice to Agent of the occurrence of the Termination Date (the “Termination Date Notice”).  The Depositor sending the Termination Date Notice shall simultaneously send it to the other Depositor.  Agent shall be entitled to conclusively rely on such Termination Date Notice.

(c)  At any time, and from time to time, during the period from the Closing through the Termination Date, Buyer may give to Agent and Seller one or more written notices (each, a “Draw Notice”) stating that Buyer is entitled to receive payment from Seller, pursuant to the indemnification obligations of Seller under Section 10 of the Underlying Agreement (subject to the limitations set forth therein, as applicable).  Unless Seller timely objects to the claim in such Draw Notice in accordance with Section 2(d) below, on the eighth (8th) day following receipt of such Draw Notice by Seller (or if the eighth (8th) day is not a business day, then on the first (1st) business day after the eighth (8th) day), Agent shall pay to Buyer the amount specified in the Draw Notice (to the extent available) from the Assets.

(d)  If Seller provides notice to Buyer (with a copy to Agent) disputing any Claim (a “Counter Notice”) within seven (7) days following receipt by Seller of a copy of the Draw Notice regarding such Claim, such Claim shall be resolved as provided in this Section 2(d).  If a Counter Notice is given by Seller with respect to a Claim, Agent shall disburse the appropriate Assets for any undisputed Claim and shall only disburse Assets in respect of the disputed Claims in accordance with (i) joint written instructions of Buyer and Seller or (ii) the determination of a court of competent jurisdiction.

(e)  In the event that Seller and Buyer reach a settlement with respect to any Claim made by Buyer pursuant to this Section 2, Seller and Buyer shall jointly deliver written notice of such settlement to Agent, including (if applicable) instructions to Agent to disburse the agreed upon portion of the Assets to Buyer as specified in such joint written notice, and Agent shall disburse from the Assets in accordance with such instructions.

3.  Termination of Escrow.

(a)  No later than the second (2nd) business day following the Termination Date, unless any Claims have previously been asserted by delivery of a Draw Notice under Section 2(c) and continue to be pending, Agent shall promptly disburse the Assets to Seller or to any persons designated by Seller in writing, together with any interest and/or dividends received on the Assets.  If, as of the Termination Date, any Claims have previously been asserted by delivery of a Draw Notice under Section 2(c) and then continue to be pending, Agent shall disburse the Assets to Seller as contemplated by the immediately preceding sentence; provided, however that Agent shall exclude from such disbursement to Seller, and shall continue to hold as Assets hereunder, such of the Assets having an aggregate value equal to the maximum amount of all such pending Claims under Section 2(c) (as shown in the Draw Notices relating to such Claims, the “Indemnity Holdback Amount”).  Agent will thereafter disburse or continue to hold as Assets the Indemnity Holdback Amount in accordance with the provisions of Section 3(b).

(b)  From and after the Termination Date, each Claim that has been previously asserted prior to the Termination Date by delivery of a Draw Notice under Section 2(c), and continues to be pending on the Termination Date (“Pending Claims”), and for which an amount was included in the Indemnity Holdback Amount, as applicable, shall be treated as follows:
(i)  if a Counter Notice relating to such Pending Claim was not delivered by Seller prior to the Termination Date, and is not delivered by Seller within the applicable period following receipt by Agent and Seller of the Draw Notice relating to such Pending Claim, Agent shall promptly thereafter disburse to Buyer such amount of Assets, having an aggregate value equal to the amount claimed in the Draw Notice relating to such Pending Claim from the Indemnity Holdback Amount in accordance with Section 2(c); or

(ii)  if a Counter Notice relating to such Pending Claim was delivered by Seller prior to the Termination Date, or is delivered by Seller within the applicable period following receipt by Agent and Seller of the Draw Notice relating to such Pending Claim, then Agent shall disburse any portion of the Assets to Buyer only as specifically contemplated by Section 2(d) of this Schedule II.

4.  Authorized Representatives for Notice/Directions to Agent.

(a)  Buyer hereby designates William L. Anderson, Chief Executive Officer, as the authorized representative of Buyer for purposes of Section 7 of the Escrow Agreement.

(b)  Seller hereby designates Norman E. Corn, Chief Executive Officer, as the authorized representative of Seller for purposes of Section 7 of the Escrow Agreement.

SCHEDULE  III

U. S. Bank National Association
Money Market Accounts
Account and Description Terms

The U.S. Bank Money Market account is a U.S. Bank National Association (“U.S. Bank”) interest-bearing money market deposit account designed to meet the needs of U.S. Bank’s Corporate Trust Services Escrow Group and other Corporate Trust customers of U.S. Bank. Selection of this investment includes authorization to place funds on deposit with U.S. Bank.

U.S. Bank uses the daily balance method to calculate interest on this account (actual/365 or 366). This method applies a daily periodic rate to the principal balance in the account each day.  Interest is accrued daily and credited monthly to the account. Interest rates are determined at U.S. Bank’s discretion, and may be tiered by customer deposit amount.

The owner of the account is U.S. Bank as Agent for its trust customers. U.S. Bank’s trust department performs all account deposits and withdrawals. The deposit account is insured by the Federal Deposit Insurance Corporation up to $100,000.

The Escrow Account will be invested and reinvested in the U.S. Bank Money Market Account 9AMMF76P5.  The rate as of November 19, 2007 is 4%.

SCHEDULE IV

Escrow Agent’s Fees

Acceptance Fee:	$ 0.00, One-time, Upfront
Escrow Administration Fee:	$ 2,000.00, In Advance
Transaction Expenses:
Per Wire Transfer or Check:	$25 Billed in Arrears
Per Security Purchase/Sale:	$25 Billed in Arrears (not Money Market)
Legal Fees and Expenses:	Billed at Cost, if applicable

The above-mentioned Fees are basic charges and do not include out-of-pocket expenses, which will be billed in addition to the regular charges as required.  Out-of-pocket expenses shall include, but are not limited to: telephone tolls, stationery, travel and postage expenses.

Charges for performing extraordinary or other services not contemplated at the time of the execution of the transaction or not specifically covered elsewhere in this schedule will be determined by appraisal in amounts commensurate with the service to be provided.  Counsel fees, if ever retained as a result of default or other extraordinary occurrence on behalf of the bondholders or US Bank, will be billed at cost.

Services not included in this Fee Schedule, but deemed necessary or desirable by you, may be subject to additional charges based on a mutually agreed upon fee schedule.

In the event we are required to handle a default situation, we will charge an hourly rate for performing extraordinary services in addition to the services covered by our Annual Escrow Agent Fee.  The hourly rates charged will be those which are published in the Fee Section of our Bond Administration Policy & Procedure Manual at the time the default occurs.

To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  For a non-individual person such as a business entity, a charity, a Trust, or other legal entity, we ask for documentation to verity its formation and existence as a legal entity.  We may also ask to see financial statements, licenses, identification, and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. To this extent, please provide all contact information for parties to the agreement including Tax ID/identification numbers.

Our acceptance of this transaction is subject to the review and approval of our New Business Acceptance Committee.

Exhibit C

BILL OF SALE

This Bill of Sale (this “Bill of Sale”), dated as of [________] [__], 2007, is made by ION Networks, Inc., a Delaware corporation (“Seller”), in favor of Cryptek, Inc., a Delaware corporation (“Buyer”).

WHEREAS, this Bill of Sale is delivered pursuant to that certain Asset Purchase Agreement, dated as of November 19, 2007, by and between Buyer and Seller (the “Purchase Agreement”).  Unless expressly defined herein, all capitalized terms used herein shall have the meanings given to them in the Purchase Agreement.

WHEREAS, pursuant to the terms of the Purchase Agreement, Seller is obligated to sell, assign, transfer and deliver to Buyer, free and clear of all Encumbrances, all of Seller’s right, title and interest in the Acquired Assets, effective as of the Closing Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged:

Seller does hereby give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Buyer all of Seller’s right, title and interest in, to and under the Acquired Assets free and clear of all Encumbrances, upon and subject to the terms and conditions of the Purchase Agreement.  This Bill of Sale and the transfer, conveyance and delivery evidenced hereby are subject to the terms set forth in the Purchase Agreement.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts or choice of law provisions thereof.

This Bill of Sale shall inure to the benefit of Buyer, its successors and assigns, and shall be binding upon Seller and its successors and assigns.

This Bill of Sale is intended to implement and be consistent with the terms of the Purchase Agreement.  If any provisions hereof are in conflict with the provisions of the Purchase Agreement, the Purchase Agreement shall control.  A signed facsimile copy of this Bill of Sale shall constitute an original for all purposes.

[Signature page follows.]

IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

ION NETWORKS, INC.

By:	Norman E. Corn
Title:	Chief Executive Officer

Exhibit D

ASSIGNMENT AND ASSUMPTION AGREEMENT

Pursuant to this Assignment and Assumption Agreement dated as of [________] [__], 2007 (this “Agreement”), ION Networks, Inc., a Delaware corporation (“Assignor”), does hereby assign, grant, convey, set over and otherwise transfer to Cryptek, Inc., a Delaware corporation (“Assignee”), and Assignee does hereby accept and acquire from Assignor, in consideration of the mutual covenants set forth in that certain Asset Purchase Agreement, dated as of November 19, 2007, by and between Assignor and Assignee (the “Purchase Agreement”), and subject to the conditions set forth therein, all of Assignor’s right, title and interest in and to all of the Transferred Contracts, and all of Assignor’s obligations under the Assumed Liabilities.  Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

Assignee hereby assumes and agrees to discharge the Assumed Liabilities.  Notwithstanding the foregoing, Assignee shall not assume or be obligated to pay, perform or otherwise discharge any Excluded Liability.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts or choice of law provisions thereof.

This Agreement shall inure to the benefit of Assignee and its successors and assigns, shall be binding upon Assignor and its successors and assigns and shall survive the execution and delivery hereof.

This Agreement is intended to implement and be consistent with the terms and conditions of the Purchase Agreement.  If any of the provisions hereof are in conflict with the provisions of the Purchase Agreement, the Purchase Agreement shall control.

This Agreement may be delivered via facsimile and may be executed in counterparts, each of which shall be deemed an original and both of which, taken together, shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment and Assumption Agreement as of the day and year first above written.

ION NETWORKS, INC.

By:	Norman E. Corn
Title:	Chief Executive Officer

CRYPTEK, INC.

By:	William L. Anderson
Title:	Chief Executive Officer

Exhibit E

NON-COMPETE AND CONFIDENTIALITY AGREEMENT

I, ______________________, as an executive officer of ION Networks, Inc. (“ION”), hereby agree and acknowledge as follows:

I acknowledge that ION and Cryptek, Inc. (“Cryptek”) have entered into that certain Asset Purchase Agreement, dated as of November 19, 2007 (the “Purchase Agreement”), pursuant to which Cryptek will acquire substantially all of the assets of ION (the “Acquired Assets”).  I acknowledge that I may personally benefit from Cryptek’s purchase of the Acquired Assets, that this Non-Compete and Confidentiality Agreement (this “Agreement”) is part of the inducement for such purchase and that Cryptek would not have entered into the Purchase Agreement but for my agreements herein.  I further acknowledge that I have been intimately involved in the business of ION and know its trade secrets, know-how, technology, business plans, customers and prospective customers, and every significant aspect of ION’s business.  I further acknowledge that ION engages in the business of, and the Acquired Assets are to be used by Cryptek for, remote services delivery and secure access technology which enable service providers, government and military agencies, and corporate IT departments to remotely access, manage, monitor and secure critical devices on voice and data networks (the “Business”; the Business as conducted by ION as of the date of the closing of the transactions contemplated by the Purchase Agreement (the “Closing Date”) shall be referred to herein as the “Designated Industry”).

I hereby agree not to compete with Cryptek, alone or in collaboration with others, nor to assist any third party to compete with Cryptek for a period of one (1) year following the Closing Date (the “Non-Compete Period”).

The terms "not to compete" or “not compete” as used herein shall mean that:  I shall not, without the prior written consent of Cryptek, engage anywhere in the Territory (defined below) as agent, employee, consultant, representative, officer, director, associate, stockholder, manager, partner, member or in any other capacity of, own (other than through the passive ownership of less than one percent (1%) of the common equity interests of any Person), operate, manage, control, engage in, invest in (other than through the passive ownership of less than one percent (1%) of the common equity interests of any Person) or participate in any manner in, act as a consultant or advisor to, render services for (alone or in association with any Person), or otherwise assist any Person that engages in or owns, invests in, operates, manages or controls any venture or enterprise that engages or proposes to engage in the Designated Industry anywhere in the Territory.  As used in this Agreement, "Territory" shall mean (i) all counties in the State of New Jersey, (ii) all other states of the United States of America and (iii) all other countries of the world; provided that, with respect to clauses (ii) and (iii), ION derives at least five percent (5%) of its gross revenues from such geographic area prior to the date of the termination of my relationship ION and/or Cryptek.

During the Non-Compete Period, I will not hire any employees of Cryptek (including without limitation, any of the former employees of ION) (the “Cryptek Employees”) and will not, alone, through, or in concert with others, solicit, induce, recruit or encourage any Cryptek Employee to leave his or her employment with Cryptek, or take away any Cryptek Employee, or attempt to solicit, induce, recruit, encourage or take away any Cryptek Employee.

For a period of three (3) years after the Closing Date, I agree to hold in strict confidence and not to disclose or use any Confidential Information on my own behalf or on behalf of any third party for any purpose.  For purposes of this Agreement, “Confidential Information” means any and all confidential or proprietary knowledge, data or information of ION, or any confidential or proprietary information received by ION from one (1) or more third parties, subject to a duty on the part of ION to maintain the confidentiality of such information, known to or acquired by you prior to the Closing Date.  By way of illustration but not limitation, “Confidential Information” includes: customer, client and supplier identities and information related thereto, pricing information, the identity of independent contractors and information related thereto, cost information, information regarding the skills and compensation of employees of ION, business plans and strategies, budgets and projections, marketing information, financial statements and other financial information, technical and non-technical information, patents, copyrights, trade secrets, inventions, mask works, software programs, software source documents, ideas, processes, formulas, source and object codes, data, programs, algorithms, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques.  For purposes of this Agreement, the term “Confidential Information” shall not include any information of ION that (a) becomes publicly known without breach by you of this Agreement or (b) is approved for disclosure by Cryptek.  The confidentiality obligations specified in this paragraph shall not apply to Confidential Information that is required to be disclosed pursuant to a valid and existing order of a court or other governmental body or agency, provided that you provide Cryptek with sufficient advance written notice, and shall cooperate with the Cryptek, in order to limit the extent of Confidential Information disclosed or to seek a protective order or other similar order with respect to such Confidential Information.

This Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

I further acknowledge that the duration, Territory, and scope limitations of my obligations as specified herein are reasonable, and that I will not be precluded from gainful employment by my obligations as set forth herein; provided, however, if at any time the provisions of this Agreement shall be finally determined to be invalid or unenforceable by a court of competent jurisdiction, the parties hereto agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration or area of the term or provision to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

This Agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns, and personal representatives.

Signed this _____ day of ________________________ 20____.

Signature:                       _______________________________________

Name:                                _________________________________                                                                                     Title: _____________________

Exhibit F

__________________, 2007

Name of Employee
ION Networks, Inc.
120 Corporate Boulevard
South Plainfield, NJ 07080

Dear ____________________:

We are pleased to inform you that ION is in the process of signing an agreement in which Cryptek, Inc. has agreed to purchase the assets of ION Networks, Inc. The combination of assets will bring together ION’s suite of secure remote management products, developed over the last 25 years and installed worldwide, with Cryptek’s more than 20 year’s experience developing advanced security solutions that protect many of the US government’s most critical information assets.

As part of the agreement, Cryptek is prepared to offer you continued employment in the going forward entity with no interruption in benefits or compensation. As an employee of and contributor to ION, Cryptek is offering you your current position at your current compensation.  We anticipate that you will be eligible for performance review and merit increases both as scheduled and then you will be phased into the Cryptek review cycle. Cryptek will also grandfather your years of service with ION as part of the transition plan.

In order to meet the spirit of cooperation between ION and Cryptek, we are asking you to review and sign the two attached documents. The first is your resignation from ION contingent upon the successful closing of this transaction. The second document is an offer of employment from Cryptek.

Additionally, Cryptek has prepared and attached a comparison of benefits of the two companies, which we believe you will find helpful. It is Cryptek’s intent to effect a seamless transition for ION employees and to welcome you into the Cryptek family with as little disruption as possible to your work life.

As we expressed to you last month when the Cryptek team visited South Plainfield, both of us feel quite strongly about the synergy of the two organizations and the value you and your colleagues bring to the combination. We believe it is truly win/win for all.

We look forward to the future as both work forces come together.

Sincerely,	Sincerely,

ION Networks, Inc.	Cryptek, Inc.

Norman E. Corn	William L. Anderson
Chief Executive Officer	President & CEO

__________________, 2007

Name of Employee
ION Networks, Inc.
120 Corporate Boulevard
South Plainfield, NJ 07080

Dear ____________________:

Cryptek, Inc., contingent on the successful acquisition of the assets of ION Networks, Inc., is pleased to offer you a full-time position as ___________ at your current level of compensation.  Your work location will be 120 Corporate Boulevard South Plainfield, NJ 07080.    The effective date for this hire action will be on the day of closing the acquisition transaction between Cryptek and ION.

You will be eligible to participate in Cryptek’s comprehensive benefits program which includes medical, dental, prescription, vision, life and disability plans as well as vacation, sick leave and Cryptek’s 401(k) plan.  Your years of service with your previous company will be recognized as part of your participation in Cryptek’s various benefit plans. This position also includes participation in the Company’s existing Stock Option Plan, pending the approval of Cryptek’s Board of Directors.

Please sign, date, and return one copy of this letter indicating your acceptance of the position; retain the second copy for your records.   Upon formalization of the acquisition, you will receive all new hire documentation as a new employee of Cryptek (an at will employer).

If you have any questions, please feel free to contact me at (571) 434-2000.

Very truly yours,

Cryptek, Inc.

Maureen Fitzgerald

Executive Vice President

Accepted:___________________________	Date:___________________________
Name of Employee

October ____, 2007

Norman Corn
ION Networks, Inc.
120 Corporate Boulevard
South Plainfield, NJ 07080

Dear Norm:

This is to inform you that I will be resigning from ION Networks, Inc. contingent upon ION’s successful sale of assets to Cryptek, Inc.

Thank you.

Sincerely,

Exhibit G

SELLER’S DISCLOSURE SCHEDULES

ION NETWORKS, INC.

DISCLOSURE SCHEDULES

These Disclosure Schedules are made and given pursuant to the Asset Purchase Agreement between Cryptek, Inc. and Ion Networks, Inc. dated November 19, 2007 (the “Agreement”) and set forth the exceptions to the representations and warranties set forth in the Agreement, and, in certain cases, an enumeration of certain items called for in the representations. The numbers used on the Disclosure Schedules correspond to the enumerated sections of the Agreement; provided, however, that any information disclosed under any section number hereof shall be deemed disclosed and incorporated into any other sections hereof, whether or not repeated under any section number, where the applicability of such disclosure to such other sections is readily apparent on the face of such disclosure.  Any terms defined in the Agreement shall have the same meaning when used in these Disclosure Schedules, unless otherwise defined herein or the context otherwise requires.

Nothing in these Disclosure Schedules is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant.  The inclusion of any item in these Disclosure Schedules (i) does not represent a determination that such item is material or establish a standard of materiality, (ii) does not represent a determination that such item did not arise in the ordinary course of business, (iii) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties, except as specifically noted, and (iv) shall not constitute, or be deemed to be, an admission to any third party concerning such item.  These Disclosure Schedules include brief descriptions or summaries of certain agreements and instruments, copies of all of which have been provided to the Buyer.  Such descriptions do not purport to be comprehensive and are qualified in their entirety by reference to the text of the documents described.

Schedule 1.1(a) Products

See attached Exhibit 1.1 (a-1) - Product Catalog subject to updating from the date of this Exhibit until closing.

See attached Exhibit 1.1 (a-2) - a list of all products sold from June 1, 2005 through November 12, 2007.

(C)	Schedule 1.1(b) Intellectual Property

(i)Registered Intellectual Property
 Logo Trademark – ION Networks

Word Mark	ION NETWORKS
Goods and Services
IC 009. US 021 023 026 036 038. G & S: Computer hardware and software that prevents unauthorized access to networks, network devices, namely, servers, switches, routers and PBXs, applications residing on those devices and prevents use without authorization and authentication of electronically stored information assets, namely, proprietary and non-proprietary data and information. FIRST USE: 20020331. FIRST USE IN COMMERCE: 20020331

Mark Drawing Code	(3) DESIGN PLUS WORDS, LETTERS, AND/OR NUMBERS
Design Search Code
26.03.03 - Incomplete ovals; Ovals, incomplete
26.17.09 - Bands, curved; Bars, curved ; Curved line(s), band(s) or bar(s); Lines, curved
26.17.13 - Letters or words underlined and/or overlined by one or more strokes or lines; Overlined words or letters; Underlined words or letters
27.03.01 - Geometric figures forming letters, numerals or punctuation

Serial Number	78356245
Filing Date	January 23, 2004
Current Filing Basis	1A
Original Filing Basis	1A
Published for Opposition	January 31, 2006
Registration Number	3084437
Registration Date	April 25, 2006
Owner	(REGISTRANT) ION Networks, Inc. CORPORATION DELAWARE 120 Corporate Blvd. South Plainfield NEW JERSEY 07080
Attorney of Record	Eric P. Bergner, Esq.
Disclaimer	NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE Networks APART FROM THE MARK AS SHOWN
Type of Mark	TRADEMARK
Register	PRINCIPAL
Live/Dead Indicator	LIVE

Schedule 1.1(b) Intellectual Property

(ii) Owned Intellectual Property
We currently use “ION Networks, Inc.”, our logo Trademark, ION Networks, Inc., and the domain name www.ion-networks.com.

Owned Product releases:
W3.1	PRIISMS	Current Version (v2.6.1)

W3.2	SA5600	Current Version (v1.2.1)
W3.3	SA5500	Current Version (v5.2.2)
W3.4	SA3500	Current Version (v4.6.9)
W3.5	ASG Defender	Current Version (v1.0.5)
W3.6	Secure Modem	Current Version (v1.0.1)
W3.7	ST520 Token	Current Version (v2.0.8)

Hardware Designs
PCB Artwork and Schematics
Bills of Material
Assembly and Test Documents
Software designs
Design Documents
Developed Code
Licensed Code
Make Files
Test programs
Requirements Documents
Product Roadmap Documents
Product Plans
Use Case Documents
Custom Requirements Documents
Project Management Documents
Development schedules
Work Breakdown Schedules
Test and Acceptance Plans
Statements of Work
Tools for Development and Test
Compilers
Network Analyzers
Profilers
Test Fixtures
Product Documentation
User Guides
Release Notes
Quick-start guides

Schedule 1.1(b) Intellectual Property
 (iii) Licensed Intellectual Property:
Macola Progression Series
F9
Avaya G3si RTU
Audix RTU
EZ Stock Options
Adobe Creative Studio Suite
Camasia Studio Single Use
VMWARE Lnux & Windows
Mcafee Active Threat protection (60 nodes)
Windows Server 2003 (5 licenses)
Microsoft Exchange 2003

Adobe Framemaker
Powerpoint 2003
Starteam Starbase Server 5.1
Microsoft Office 2000
Salesforce.com
Microsoft MSND Developers Library

Open source module

Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

(iv) Licensor Intellectual Property

Product Licenses:
PRIISMS Software

PRIISMS APL Module
PRIISMS AGM Module
PRIISMS ACS Module
ION Appliance application
SM110 application
ST520 Token
ST510 Token
ASG Key

Custom Software Licenses:
ASG Key Changer
Key Changer
Multi RAS
Mitel PBX Filter

Schedule 1.1(c) – Customer relationships or arrangements

See attached Exhibit 1.1(c) on diskette.

Schedule 1.1(d) Transferred Contracts

The Master Purchase and Reseller Agreement between Sprint/United Management Company and ION Networks, Inc dated February 25, 2005.

The Distribution Agreement by and between Qwest Business Resources, Inc. and ION Networks, Inc. dated February 7, 2002 as amended in amendment number 4 dated February 6, 2007.

The Resale Purchase Agreement between Verizon Network Integration Corp. and ION Networks, Inc. dated May 1, 2005.

The Master Hardware Purchase Agreement by and between ION Networks, Inc. and Wells Fargo Bank, N.A. dated March 29, 2007.

The IPC Systems Inc PO #WN27451 dated February 1, 2007.

The Avaya agreement dated March 2, 2004, terminating on March 1, 2007 with one year automatic tail.

The Trademark License Agreement by and between ION Networks, Inc. and Avaya, Inc. dated September 9, 2005.

The NCR Master Service Agreement dated October 1, 2004.

The General Dynamics Agreement of Subcontract dated October 28, 2004.

The Grant Systems Ltd Reseller Agreement dated December 12, 2005.

The Truecom Reseller Agreement dated February 2, 2006.

The Ascom Reseller Agreement dated January 23, 2006.

The Atrium System Reseller Agreement dated December 12, 2005.

The Nextira One Federal Reseller Agreement dated October 20, 2004.

The Corptec Distributer Agreement dated April 1, 2007.

Schedule 1.1(e) Inventories

See attached Exhibit 1.1(e) Inventory - subject to updating from the date of this Exhibit until closing.

Schedule 1.1(f) Equipment

See Exhibit 1.1(f) (i)  –Fixed Asset listing subject to updating from the date of this Exhibit until closing.

See Exhibit 1.1(f) (ii)  – Hardware Asset list subject to updating from the date of this Exhibit until closing.

Schedule 1.1(h) – Non-Disclosure Contracts

ABL
ADP
AIG
Arcata
Arcsight
Ascom
Attrium
Avaya
Avisio *
BCM Advanced Reserch
Bell Canada
BearSterns *
Black Box
Blue Coat *
Blue Note
BT PLC
Cahn Capital
Citigroup, NDA Inc.*
Computer Cabling
Creanord
Cybergaurd *
Digi International Inc.
Force 3, Inc.
Franklin Wireless Corp.
Freshfields
Gerneration Tech
Global Touch *
IPC Information Systems
Itelliden
Kingston
Lucent Technologies
MBNA Technology, Inc.
MCI
Merrill Lynch
MOXA Technologies, Inc.
NSG Capital *
Nous Infosystems
Opsware
Orange personal communication services
Permo Technologies
PG&E
Phoenix
Raging Chipmunks *
Ready Techs
Red Sky
Sprint
TCG Software Services
Teneo
The Bristol Group

Tops *
Truecom
Vanguard Mutual*
Vodafone *
Voyence
Wisconsin Wireless Communication

 Schedule 1.1(k) – Promotional Material

Printed Marketing Materials Exhibit 1.1(k)

Schedule 1.1(n) – Permits

Special Interoperability Test Certification from the Joint Interoperability Test Command dated December 6, 2004. Exhibit 1.1 n

DoD DSN Approved Products

VCAO:  (520) 538-0154

Department of Defense Voice Network Approved Products List

MANUFACTURER: ION

CPE -- PRIISMS Software and 5500 appliance

Interoperability Certification	Information Assurance Accreditation	Effective Date	Expiration Date	Configurations/ Lessoned Learned
PRIISMS Version 2.2.1 build 9 and Secure 5500 Version 5.1.9 build 5 (firmware 5.1.8)	DSAWG Accredited. Pls contact VCAO (NS534-WEB@disa.mil) for specific details	6Dec04	7Dec07	Select Individual or Download All (Zipped)

•	Approved Products

http://jitc.fhu.disa.mil/apl/dsn/apl_ion.html

Schedule 1.1(o) Personal Property Leases

Copier Lease by and between GE Capital and ION Networks, Inc. Agreement # 7259053002 dated October 29, 2003.

Schedule 1.1(p) Real Estate Lease

Business Center Lease with 116 Corporate Boulevard LLC, dated July 21, 2003, for 120 Corporate Boulevard, South Plainfield, NJ 08070, as modified by the Lease Extension dated May 11, 2006.

Schedule 1.1(q) –  Licensed Intellectual Property

See Schedule 1.1(b)

Schedule 1.1(t) Employees

Seller has no agreements with respect to any Transferred Employees except those listed on Schedule 4.18.

Schedule 2.3 Payment of Purchase Price at Closing

Bridge Bank, National Association
55 Almaden Blvd
San Jose, CA  95113

ABA Routing: 121143260
Swift code: BBFXUS6S
Account: 0101081883
Beneficiary: ION Networks, Inc.

Schedule 3.2 – Debt Amount

(c) Indebtness pursuant to that certain Amended and Restated Business Financing Agreement dated as of July 26, 2007 between Bridge Bank, National Association and  Seller.

Schedule 4.2. Qualification

None.

Schedule 4.4 Subsidiaries

ION Networks, NV is an inactive Belgium subsidiary owned by the Seller. The subsidiary was formed to carry on business in Belgium. It is no longer qualified to do business since ION abandoned the operation in 2002.

Schedule 4.5 Non-Contravention

The Master Purchase and Reseller Agreement between Sprint/United Management Company and ION Networks, Inc dated February 25, 2005 requires prior approval for assignment of agreements to third parties.

The Distribution Agreement by and between Qwest Business Resources, Inc. and ION Networks, Inc. dated February 7, 2002 as amended in amendment number 4 dated February 6, 2007 requires prior approval for assignment of agreements to third parties.

The Resale Purchase Agreement between Verizon Network Integration Corp. and ION Networks, Inc. dated May 1, 2005 requires prior approval for assignment of agreements to third parties.

The Master Hardware Purchase Agreement by and between ION Networks, Inc. and Wells Fargo Bank, N.A. dated March 29, 2007 requires prior approval for assignment of agreements to third parties.

The Business Center Lease between 116 Corporate Boulevard LLC and ION Networks, Inc. dated July 21, 2003 as amended in the Lease Extension dated May 11, 2006 requires prior approval for assignment of agreements to third parties.

The IPC Systems Inc PO #WN27451 dated February 1, 2007 requires prior approval for assignment of agreements to third parties.

Copier Lease by and between GE Capital and ION Networks, Inc. Agreement # 7259053002 dated October 29, 2003 requires prior approval for assignment of agreements to third parties.

The Avaya agreement dated March 2, 2004, terminating on March 1, 2007 with one year automatic tail requires prior approval for assignment of agreements to third parties.

The Trademark License Agreement by and between ION Networks, Inc. and Avaya, Inc. dated September 9, 2005, requires prior approval for assignment of agreements to third parties.

The Mutual Nondisclosure Agreement dated April 20, 2005 between Arcsight and Seller requires prior approval for assignment of agreements to third parties.

The Mutual Nondisclosure Agreement dated August 24, 2005 between Bell Canada and Seller requires prior approval for assignment of agreements to third parties.

The Mutual Nondisclosure  Agreement dated June 1, 2007 between Franklin Wireless Corporation and Seller requires prior approval for assignment of agreements to third parties.

The Mutual Nondisclosure Agreement dated June 1, 2005 between Itelliden and Seller requires prior approval for assignment of agreements to third parties.

The Mutual Nondisclosure Agreement dated August 7, 2006 between Opsware and Seller requires prior approval for assignment of agreements to third parties.

The Confidentiality and Nondisclosure Agreement dated November 11, 2005 between Ready Techs and Seller requires prior approval for assignment of agreements to third parties.

The Mutual Nondisclosure Agreement dated August 31, 2006 between Sprint and Seller requires prior approval for assignment of agreements to third parties.

The Confidentiality and Nondisclosure Agreement dated July 22, 2005 between Voyence and Seller requires prior approval for assignment of agreements to third parties.

Schedule 4.6 Governmental Consents

See Schedule 1.1(n) with respects to the approval certificate and expires on December 7, 2007. As of the November 19, 2007, the Seller has not been sponsored by any governmental entity to retest and renew the product certification on the schedule 1.1 (n). The Seller does not have knowledge of the effect of not having a certificate that has expired on December 7, 2007.

Schedule 4.8 Absence of Certain Changes

a)	None
b)	None
c)	None
d)	None
e)	None
f)	None
g)	None
h)	None
i)	Severance obligations to Messrs. Corn, Delaney, Whitney, Hill and Gold. None of which will have any effect on the Acquired Assets.
j)	None
k)	None
l)	Payment of the Debt Amount to Bridge Bank at the Closing.
m)	None
n)	None
o)	None

Schedule 4.9 Litigation

Seller currently has a dispute with Wind River Systems, Inc. (“Wind River”) concerning potential royalty payments Wind River claims are due. Seller has a potential counter claim against Wind River for damages arising out of Wind River’s refusal to support the operating system software collectively called PSOS. At the present time, there is no litigation, however if this matter is not successfully settled litigation may arise.

Schedule 4.10. Conformity to Law

Open source modules Matrix
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

Schedule 4.11. Title to Acquired Assets; Sufficiency of the Acquired Assets

Open source module
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

All Acquired Assets are subject to that certain Amended and Restated Business Financing Agreement, dated July 26, 2007, between Bridge Bank, National Association and Seller. All such liens on the Acquired Assets will be released at Closing upon payment of the Debt Amount to Bridge Bank.

Schedule 4.12. Environmental Matters

a)	None
b)	None
c)	None
d)	None

Schedule 4.14. Territorial Restrictions

None.

Schedule 4.16. Insurance

Insurance	Carrier	Policy #	Period

Package	Hartford	13SBQPW6516	3/31/07-3/31/08
Property Contents: 1,000,000
General Liability: 2,000,000
Umbrella Liability: 5,000,000

Umbrella
Umbrella Liability: 5,000,000	Hartford	see Package Policy #	3/31/07-3/31/08

E&O Policy
Each Claim: 1,000,000	U.S Specialty Insurance Company	U707-10155	3/28/07-3/28/08

* Note: All polices are available if needed

Schedule 4.17 Contracts
a)
i)	The Sales Outsourcing Agreement by and between Oaklawn Partners, LTD. and ION Networks, Inc. dated March 23, 2007.

The Consultant Services General Agreement by and between Paleress Consulting LTD. and ION Networks, Inc. dated April 10, 2007.

The Consultant Services General Agreement by and between Incontext and ION Networks, Inc. dated February 17, 2006.

The Consultant Services General Agreement by and between Mark Labbancz and ION Networks, Inc. dated August 1, 2006.

Sales and Business Development Outsourcing Agreement between McGat Enterprises, LLC and ION Networks, Inc. dated January 26, 2007 as amended on May 1, 2007

The Consultant Services General Agreement by and between Nybrix and ION Networks, Inc. dated November 1, 2006.

The Consultant Services General Agreement by and between Mike Montana(Raging Chipmunks) and ION Networks, Inc. dated November 4, 2004.

The Consultant Services General Agreement by and between Mehrdad Nadooshan and ION Networks, Inc. dated March 28, 2006.

ii)	None
iii)	The IPC Systems Inc Purchase Order #WN27451 dated February 1, 2007 requires prior approval for assignment of agreements to third parties
iv)	None
v)	None
vi)	None
vii)	None
viii)
The Business Financing Agreement dated September 9, 2005 between Bridge Bank, National Association and ION Networks, Inc. as amended in the Amended and Restated Business Financing Agreement dated July 26, 2007.

ix)	See viii above.
x)	Reseller Agreement by and between Grant System, Ltd. and ION Networks, Inc. dated December 12, 2005.

Reseller Agreement by and between Ascom SAINV and ION Networks, Inc.  dated January 23, 2006.

Schedule 4.17 Contracts

Reseller Agreement by and between Atrium System AB. and ION Networks, Inc. dated December 5, 2006

Reseller Agreement by and between Nextira Onc Federal, LLC. and ION Networks, Inc. dated October 20, 2004.

Reseller Agreement by and between Truecom and ION Networks, Inc. dated February 7, 2006.

The Corptec Distributor Agreement dated April 1, 2007.

The Distribution Agreement by and between Qwest Business Resources, Inc. and ION Networks, Inc. dated February 7, 2002 as amended in amendment number 4 dated February 6, 2007.

The Master Purchase and Reseller Agreement between Sprint/United Management Company and ION Networks, Inc dated February 25, 2005.

The Resale Purchase Agreement between Verizon Network Integration Corp. and ION Networks, Inc. dated May 1, 2005.

The Master Hardware Purchase Agreement by and between ION Networks, Inc. and Wells Fargo Bank, N.A. dated March 29, 2007.

The IPC Systems Inc PO #WN27451 dated February 1, 2007.

The Avaya agreement dated March 2, 2004, terminating on March 1, 2007 with one year automatic tail.

The Trademark License Agreement by and between ION Networks, Inc. and Avaya, Inc. dated September 9, 2005.

The NCR Master Service Agreement dated October 1, 2004.

The General Dynamics Agreement of Subcontract dated October 28, 2004.

xi)	Equipment Lease Agreement by and between GE Capital and ION Networks, Inc. dated October 29, 2003 (Copier Lease)
xii)	Business Center Lease by and between 116 Corporate Boulevard, LLC and ION Networks, Inc. dated July 21, 2003 as extended on May 11, 2006.
xiii)	None

b) See also exhibit 4.17 (b) for non-performance.

Schedule 4.18 Employment Matters

a) i) List of employees

Employee	Consultants
BUTYNES, SANDRA L	INCONTEXT
CISNEROS, CHRISTIAN J	MARK LABBANCZ
CONDON, TARA F	MCGAT
GOLD, HENRY	NYBRIX
HERMAN, EDITH	OAKLAWN
HILL, HENRY A	PALERESS
KEPHART, BRENT D	RAGING CHIPMUNKS
KLIMKIEWICZ, THOMAS R
LEWIS, RYAN C
LISS, ADAM D
MARTINEZ, COLUMBA G
MCDONNELL, WILLIAM
PAGANO, LISA
PAULSON, PETER S
QUINONES, DONNA MARGARET
TRACKIM, STEPHEN P
WHITNEY, WILLIAM H

      ii) Employee, Title, Current salary, Special Pay listed below:
Employee	Title
BUTYNES, SANDRA L	TECH SUPPORT ANALYST
CISNEROS, CHRISTIAN J	MANUFACTURING MANAGER
CONDON, TARA F	MARKETING COMM MANAGER
GOLD, HENRY	VICE PRESIDENT CUSTOMER SERVIC
HERMAN, EDITH	CUSTOMER SERVICE MANAGER
HILL, HENRY A	COO
KEPHART, BRENT D	SENIOR ACCOUNT EXECUTIVE
KLIMKIEWICZ, THOMAS R	MANUFACTURING TECHNICIAN
LEWIS, RYAN C	PRODUCT MANAGER
LISS, ADAM D	MANAGER TECHNICAL SVCS
MARTINEZ, COLUMBA G	SOFTWARE ENGINEER
MCDONNELL, WILLIAM	SR. ACCOUNT EXECUTIVE
PAGANO, LISA	A/R MANAGER
PAULSON, PETER S	DIRECTOR OF OPERATIONS
QUINONES, DONNA MARGARET	CONTROLLER
TRACKIM, STEPHEN P	SOFTWARE ENGINEER
WHITNEY, WILLIAM H	CTO

Schedule 4.18 Employment Matters

Consultants

INCONTEXT

MARK LABBANCZ
MCGAT*
NYBRIX
OAKLAWN*
PALERESS
RAGING CHIPMUNKS

* Contract terminated.

b) i)  Bill Whitney – Severance agreement dated September 2, 2004
         Henry Hill - Severance agreement dated August 31, 2004
         Henry Gold - Severance agreement dated September 2, 2004
         Letter Agreement between Seller and William Whitney, dated October 17, 2007
         Letter Agreement between Seller and Columba Martinez, dated October 17, 2007
         Letter Agreement between Seller and Adam Liss, dated October 17, 2007
         Letter Agreement between Seller and Stephen Trackim, dated October 17, 2007
         Letter Agreement between Seller and William Whitney, dated November [__], 2007
         Letter Agreement between Seller and Columba Martinez, dated November [__], 2007
         Letter Agreement between Seller and Adam Liss, dated November [__], 2007
         Letter Agreement between Seller and Stephen Trackim, dated November [__], 2007

Employee with Non Disclosure/ Non Compete
	Last Name	First Name	Type of Agreement on file
1	BUTYNES	SANDRA	Non Disclosure/Non Compete
2	CISNEROS	CHRISTIAN	Non Disclosure
3	CONDON	TARA	Non Disclosure/Non Compete
4	GOLD	HENRY	Non Disclosure/Non Compete
5	HERMAN	EDITH	Non Disclosure/Non Compete
6	HILL	HENRY	Non Disclosure/Non Compete
7	KEPHART	BRENT	Non Disclosure
8	KLIMKIEWICZ	THOMAS	Non Disclosure
9	LEWIS	RYAN	Non Disclosure
10	LISS	ADAM	Non Disclosure
11	MARTINEZ	COLUMBA	Non Disclosure
12	MCDONNELL	WILLIAM	Non Disclosure/Non Compete
13	PAGANO	LISA	Non Disclosure/Non Compete
14	PAULSON	PETER	Non Disclosure
15	QUINONES	DONNA	Non Disclosure
16	TRACKIM	STEPHEN	Non Disclosure/Non Compete
17	WHITNEY	WILLIAM	Non Disclosure/Non Compete
ii)	None
iii)	None

Schedule 4.19 Employee Benefit Plans

Administaff Plans

Medical with United Healthcare Plan
401 Plan with Administaff as administrator and Reliance as trustee
Vision Plan with VSP.com
Short term Disability with Genworth Financial
Long term Disability with Genworth Financial

d) None
t
t
t

(V)	Schedule 4.21 Intellectual Property

a)	Open source module matrix and see also exhibit 4.21 (a)
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

b)	See Schedule 1.1(b).

c)	Open source module matrix
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

d)	Open source module matrix
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

e)	ION Logo

Word Mark	ION NETWORKS
Goods and Services
IC 009. US 021 023 026 036 038. G & S: Computer hardware and software that prevents unauthorized access to networks, network devices, namely, servers, switches, routers and PBXs, applications residing on those devices and prevents use without authorization and authentication of electronically stored information assets, namely, proprietary and non-proprietary data and information. FIRST USE: 20020331. FIRST USE IN COMMERCE: 20020331

Mark Drawing Code	(3) DESIGN PLUS WORDS, LETTERS, AND/OR NUMBERS
Design Search Code
26.03.03 - Incomplete ovals; Ovals, incomplete
26.17.09 - Bands, curved; Bars, curved ; Curved line(s), band(s) or bar(s); Lines, curved
26.17.13 - Letters or words underlined and/or overlined by one or more strokes or lines; Overlined words or letters; Underlined words or letters
27.03.01 - Geometric figures forming letters, numerals or punctuation

Serial Number	78356245
Filing Date	January 23, 2004
Current Filing Basis	1A
Original Filing Basis	1A
Published for Opposition	January 31, 2006
Registration Number	3084437
Registration Date	April 25, 2006
Owner	(REGISTRANT) ION Networks, Inc. CORPORATION DELAWARE 120 Corporate Blvd. South Plainfield NEW JERSEY 07080
Attorney of Record	Eric P. Bergner, Esq.
Disclaimer	NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE Networks APART FROM THE MARK AS SHOWN
Type of Mark	TRADEMARK
Register	PRINCIPAL
Live/Dead Indicator	LIVE

f)	Seller has not filed any copyright, patent or trademark except as disclosed in Schedule 1.1(b).
g)	Open source module matrix
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity

File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

h)	Avaya
i)	WindRiver
j)	The specifications, if any, are presented in the Product Catalog in Exhibit 1.1 (a-1). There are no other published specifications. (1)None (2)None

k)	Open source module matrix
Software Module Description
SA5600 & ASG Defender
Bourne-again linux shell	Pluggable Authentication Modules
Multi-call binary; provides various linux core utilities	File transfer
DHCP daemon	Data encryption
File system	PPP/SLIP daemon
Flash ROM programmer	Secure network connectivity
File transfer	Security/encryption
GNU awk parser	Network management
Compression	Secure network connectivity
Firewall	Secure network connectivity
Linux kernel	FIPS-compliant secure network connectivity
X,Y,ZMODEM file transfer	PPP/SLIP daemon
Compression	Email
Network utilities	PRIISMS & ASG Guardian
Network Time Protocol	Gnu arbitrary-precision math library
Virtual private network	Java Telnet Applet
FIPS-compliant virtual private network	Encryption algorithm
PPTP tunneling	Encryption algorithm
PPTP tunneling	Compression
PPP over Ethernet	Secure shell
Serial port configuration	Secure shell
System log facility	Data encryption
Linux utilities	TCL network utilities
Userspace device management	TCL interpreter
Network file transfer	Network management
Kernel routing (unused)	Encryption libraries
Compression library	5500 & 3500
File system utilities	Data encryption
GNU C library	Secure Modem
Network utilities	Data encryption
Packet capture library	Secure 520 Token
TACACS+ library	Data encryption

Schedule 4.22 Suppliers and Customers

Listed below are the top 10 largest customers and suppliers:

	Sales Jan 2006-Dec 2006	Sales Jan 2007-Sept 2007

	Customers	Customers
1	QWEST (QIA)	AVAYA INC.
2	SPRINT	SPRINT
3	AT&T-TSCO HEADQUARTERS	VERIZON BUSINESS PURCHASING, LLC
4	AVAYA INC.	QWEST (QIA)
5	AVAYA INTERNATIONAL SALES LTD-4A5B	IPC SYSTEMS INC
6	VERIZON BUSINESS	AT&T SOLUTIONS/AMERICAN EXPRESS
7	BT AMERICAS INC	AVAYA INTERNATIONAL SALES LTD-4A5B
8	KINGSTON COMMUNICATIONS (HULL) PLC	VERIZON
9	GENERAL DYNAMICS, NETWORKS SYSTEMS	BT AMERICAS INC
10	CYBERTRUST AUSTRALIA PTY LTD	ARCATA

	Purchaes Jan 2006-Dec 2006	Purchases Jan 2007-Sept 2007

	Suppliers	Suppliers
1	PPI TIME ZERO	LEADMAN ELECTRONICS NJ
2	LEADMAN ELECTRONICS NJ	MC GAT ENTERPRISES, LLC
3	CASETRONIC ENGINEERING GROUP	CASETRONIC ENGINEERING GROUP
4	QWIK SOURCE,LLC	INCONTEXT CONSULTING LTD
5	RAGING CHIPMUNK, INC.	QWIK SOURCE,LLC.
6	MARCUM & KLIEGMAN LLP	RAGING CHIPMUNK, INC
7	116 CORPORATE BOULEVARD LLC	116 CORPORATE BOULEVARD LLC
8	INCONTEXT CONSULTING LTD	MARK LABBANCZ
9	PITNEY HARDIN LLP	MARCUM & KLIEGMAN LLP
10	ARROW ELECTRONICS INC	ARROW ELECTRONICS INC

Schedule 4.24 No Undisclosed Liabilities

A potential liability no greater than $25,000 with a former software provider, Wind River Systems, Inc., which the Company vigorously intends to dispute.

Schedule 4.27 Potential Conflicts of Interest

In June 2007, Board members and an officer of the Company, advanced an aggregate of $50,000(Mr. Russo and Mr. Corn ($15,000 each) and Mr. Deixler ($20,000)) through the issuance of promissory notes due the earlier of the receipt of any proceeds from the sale of State of New Jersey Net Operating Losses or six months from the date of the note. The interest rate on the note is prime plus 1.75% per annum. The interest rate was 9.5% as of September 30, 2007.

On August 21, 2007, Frank Russo, a Board member of the Company advanced an aggregate of $125,000 through the issuance of promissory notes due the earlier of the receipt of any proceeds from the sale of State of New Jersey Net Operating Losses or six months from the date of the note. The interest rate on the note is 20% per annum. In conjunction with this note, the Company granted to the note holder warrants to purchase an aggregate of 125,000 shares of common stock for $0.05 per share. This note was recorded net of a debt discount of $5,125 based on the relative fair value of the warrants.  The deferred debt discount is being amortized to interest expense over the six month term of the note. The Company recorded amortization of the debt discount in the amount of $222 during the three and nine months ended September 30, 2007.

Schedule 4.28 Indebtedness

Pursuant to The Amended and Restated Business Financing Agreement dated as of July 26, 2007 by and between Bridge Bank N.A and ION Networks, Inc. The Seller owed as of October 31, 2007 approximately $173,195 that is collateralized by all the assets of the Seller. This indebtedness will be paid in full as of the closing date.

Pursuant to The GE Capital Equipment Lease Agreement the Seller owed as of October 16, 2007 approximately $2,800 for the lease of the copier.  This indebtedness will be assumed by the Buyer for the unamortized amount pursuant to the copier lease agreement.

Schedule 4.33 Disclosure

None.

Schedule 6.5 Transferred Employees

Butynes, Sandra
Cisneros, Christian
Condon, Tara
Gold, Henry
Herman, Edith
Hill, Henry
Kephart, Brent
Klimkiewicz, Thomas
Lewis, Ryan
Liss, Adam
Martinez, Columba
McDonnell, William
Pagano, Lisa
Paulson, Peter
Quinones, Donna
Steve Trackem
Whitney, William

Schedule 8.5 – Approvals

Shareholder approval.

1.	The Master Purchase and Reseller Agreement between Sprint/United Management Company and ION Networks, Inc dated February 25, 2005 requires prior approval for assignment of agreements to third parties.

2.
The Distribution Agreement by and between Qwest Business Resources, Inc. and ION Networks, Inc. dated February 7, 2002 as amended in amendment number 4 dated February 6, 2007 requires prior approval for assignment of agreements to third parties.

3.	The Resale Purchase Agreement between Verizon Network Integration Corp. and ION Networks, Inc. dated May 1, 2005 requires prior approval for assignment of agreements to third parties.

4.	The Master Hardware Purchase Agreement by and between ION Networks, Inc. and Wells Fargo Bank, N.A. dated March 29, 2007 requires prior approval for assignment of agreements to third parties.

5.
The Business Center Lease between 116 Corporate Boulevard LLC and ION Networks, Inc. dated July 21, 2003 as amended in the Lease Extension dated May 11, 2006 requires prior approval for assignment of agreements to third parties.

6.	The IPC Systems Inc PO #WN27451 dated February 1, 2007 requires prior approval for assignment of agreements to third parties.

7.	Copier Lease by and between GE Capital and ION Networks, Inc. Agreement # 7259053002 requires prior approval for assignment of agreements to third parties.

Schedule 8.10 Licenses Compliance

See Exhibit 8.10 Open Source Modules & Licenses Requirements

Schedule 12 - Permitted Liens

Copier Lease by and between GE Capital and ION Networks, Inc. Agreement # 7259053002 October 29, 2003 requires prior approval for assignment of agreements to third parties.

Schedule 13.14 Knowledge

Norman E. Corn and Patrick E. Delaney

Exhibit H

Retained Accounts Receivable

To be delivered at Closing

APPENDIX B

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

ION NETWORKS, INC.

ION NETWORKS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.	The certificate of incorporation is hereby amended by amending and restating the second sentence of Article FOURTH, so such second sentence of Article FOURTH shall read in its entirety as follows:

“The number of shares of Common Stock authorized to be issued is 750,000,000, with a par value of $.001 per share, and the number of shares of Preferred Stock authorized to be issued is 1,000,000, with a par value of $.001 per share.”

2.	The aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Norman E. Corn, its Chief Executive Officer, this __ day of December, 2007.

Norman E. Corn, Chief Executive Officer

APPENDIX C

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

ION NETWORKS, INC.

ION NETWORKS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.	The certificate of incorporation is hereby amended by amending and restating Article FIRST, so such Article FIRST shall read in its entirety as follows:

“The name of the corporation (hereinafter called the “Corporation”) is Balanus, Inc.”

2.	The aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Norman E. Corn, its Chief Executive Officer, this __ day of December, 2007.

Norman E. Corn, Chief Executive Officer